FREE WRITING PROSPECTUS

FILED PURSUANT TO RULE 433

REGISTRATION STATEMENT NO.: 333-131262-04

Information in these materials may be amended or completed prior to sale, dated October 6, 2006.

STRUCTURAL AND COLLATERAL INFORMATION

$3,316,568,000

(Approximate)

Wachovia Commercial Mortgage Securities, Inc.

Depositor

Wachovia Bank Commercial Mortgage Trust

Commercial Mortgage Pass-Through Certificates

Classes A-1, A-2, A-PB, A-3, A-4, A-1A, X-P,

A-M, A-J, B, C, D and E

SERIES 2006-C28

October 6, 2006

Mortgage Loan Sellers and Sponsors

Wachovia Bank, National Association

Nomura Credit & Capital, Inc.

Artesia Mortgage Capital Corporation

Master Servicer

Wachovia Bank, National Association

Special Servicer

CWCapital Asset Management LLC

Citigroup	Deutsche Bank Securities	Goldman, Sachs & Co.	Loop Capital Markets, LLC

This material is for your private information, and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Loop Capital Markets, LLC (collectively, the ‘‘Underwriters’’) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (‘‘SEC’’) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a ‘‘when, as and if issued’’ basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any ‘‘indications of interest’’ expressed by you, and any ‘‘soft circles’’ generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income ‘‘tax treatment’’ and ‘‘tax structure’’ (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

Wachovia Bank Commercial Mortgage Trust

Commercial Mortgage Pass-Through Certificates Series 2006-C28

Transaction Structure

Transaction Terms

NOTE: CAPITALIZED TERMS USED BUT NOT OTHERWISE DEFINED HEREIN HAVE THE MEANINGS ASCRIBED TO THEM IN THE PROSPECTUS SUPPLEMENT, DATED OCTOBER 6, 2006.

Issue Type

Sequential pay REMIC. Class A-1, Class A-2, Class A-PB, Class A-3, Class A-4, Class A-1A, Class X-P, Class A-M, Class A-J, Class B, Class C, Class D and Class E Certificates (the “Offered Certificates”) are offered publicly. All other Certificates will be privately placed to qualified institutional buyers, institutional accredited investors or purchasers in offshore transactions in reliance on Regulation S.

Cut-Off Date

All Mortgage Loan characteristics are based on balances as of the Cut-Off Date, which is October 1, 2006, with respect to 6 Mortgage Loans, October 6, 2006, with respect to 1 Mortgage Loan and October 11, 2006, with respect to 200 Mortgage Loans. All percentages presented herein are approximate.

Mortgage Pool

The Mortgage Pool consists of 207 Mortgage Loans (the “Mortgage Loans”) with an aggregate principal balance as of the Cut-Off Date of $3,595,196,701 (the “Cut-Off Date Pool Balance”), subject to a variance of plus or minus 5%. The Mortgage Loans are secured by 265 properties (the “Mortgaged Properties”) located throughout 37 states and the District of Columbia. The Mortgage Pool will be deemed to consist of 2 loan groups (“Loan Group 1” and “Loan Group 2” and together, the “Loan Groups”). Loan Group 1 will consist of (i) all of the Mortgage Loans that are not secured by Mortgaged Properties that are multifamily or mobile home park properties, (ii) 3 Mortgage Loans that are secured by multifamily properties and (iii) 3 Mortgage Loans that are secured by mobile home park properties. Loan Group 1 is expected to consist of 139 Mortgage Loans, with an aggregate principal balance as of the Cut-Off Date of $2,971,668,554 (the “Cut-Off Date Group 1 Balance”). Loan Group 2 will consist of (i) 66 Mortgage Loans that are secured by multifamily properties and (ii) 2 Mortgage Loans that are secured by mobile home park properties, with an aggregate principal balance as of the Cut-Off Date of $623,528,147 (the “Cut-Off Date Group 2 Balance” and, together with the Cut-Off Date Group 1 Balance, the “Cut-Off Date Pool Balance”).

Depositor	Wachovia Commercial Mortgage Securities, Inc.

Issuing Entity	Wachovia Bank Commercial Mortgage Trust, Series 2006-C28

Underwriters

Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Loop Capital Markets, LLC. It is intended that Wachovia Securities International Limited will act as a member of the selling group on behalf of Wachovia Capital Markets, LLC and may sell Offered Certificates on behalf of Wachovia Capital Markets, LLC in certain jurisdictions.

This material is for your private information, and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Loop Capital Markets, LLC (collectively, the ‘‘Underwriters’’) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (‘‘SEC’’) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a ‘‘when, as and if issued’’ basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any ‘‘indications of interest’’ expressed by you, and any ‘‘soft circles’’ generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income ‘‘tax treatment’’ and ‘‘tax structure’’ (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
Citigroup	Deutsche Bank Securities	Goldman, Sachs & Co.	Loop Capital Markets, LLC

Wachovia Bank Commercial Mortgage Trust

Commercial Mortgage Pass-Through Certificates Series 2006-C28

Transaction Terms

Mortgage Loan Sellers and Sponsors	Wachovia Bank, National Association (“Wachovia”), Nomura Credit & Capital, Inc. (“Nomura”) and Artesia Mortgage Capital Corporation (“Artesia”).

Mortgage Loan Seller	Number of Mortgage Loans	Aggregate Cut-Off Date Balance	Percentage of Cut-Off Date Pool Balance
Wachovia Bank, National Association	113	$2,502,246,885	69.6%
Nomura Credit & Capital, Inc.	44	823,722,923	22.9
Artesia Mortgage Capital Corporation	50	269,226,893	7.5

Total	207	$3,595,196,701	100.0%

Trustee	Wells Fargo Bank, N.A.

Co-Trustee	U.S. Bank National Association

Master Servicer	Wachovia Bank, National Association

Special Servicer	CWCapital Asset Management LLC

Rating Agencies	Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc. (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) and Fitch, Inc. (“Fitch”).

Denominations	$10,000 minimum for Offered Certificates other than the Class X-P Certificates.

$1,000,000 minimum for the Class X-P Certificates.

Closing Date	On or about October 31, 2006.

Settlement Terms	Book-entry through DTC for all Offered Certificates.

Distribution Date	The fourth business day following the related Determination Date, commencing in November 2006.

Determination Date	The 11th day of each month, or if such 11th day is not a business day, the next succeeding business day, commencing, with respect to the Offered Certificates, in November 2006.

Interest Distributions

Each Class of Offered Certificates will be entitled on each Distribution Date to interest accrued at its Pass-Through Rate for such Distribution Date on the outstanding Certificate Balance or Notional Amount of such Class. Interest will be distributed on each Distribution Date in sequential order of Class designations with the Class A-1, Class A-2, Class A-PB, Class A-3, Class A-4, Class A-1A, Class X-C and Class X-P Certificates ranking pari passu in entitlement to interest. The Class FS Certificates will only be entitled to receive distributions of interest allocated to the Four Seasons Resort and Club - Dallas, TX Non-Pooled Component and the other certificates will only be entitled to receive distributions of interest allocated to the Four Seasons Resort and Club -Dallas, TX Pooled Component.

The Offered Certificates will accrue interest on the basis of a 360-day year consisting of twelve 30-day months.

The interest accrual period with respect to any Distribution Date and any Class of Offered Certificates is the calendar month preceding the month in which the Distribution Date occurs.

This material is for your private information, and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Loop Capital Markets, LLC (collectively, the ‘‘Underwriters’’) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (‘‘SEC’’) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a ‘‘when, as and if issued’’ basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any ‘‘indications of interest’’ expressed by you, and any ‘‘soft circles’’ generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income ‘‘tax treatment’’ and ‘‘tax structure’’ (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
Citigroup	Deutsche Bank Securities	Goldman, Sachs & Co.	Loop Capital Markets, LLC

Wachovia Bank Commercial Mortgage Trust

Commercial Mortgage Pass-Through Certificates Series 2006-C28

Transaction Terms

Principal Distributions

Principal will be distributed on each Distribution Date in accordance with the priorities set forth in “DESCRIPTION OF THE CERTIFICATES—Distributions” in the free writing prospectus, dated October 6, 2006 (the “Prospectus Supplement”). Generally, the Class A-1, Class A-2, Class A-PB, Class A-3 and Class A-4 Certificates will only be entitled to receive distributions of principal collected or advanced in respect of Mortgage Loans in Loan Group 1 until the Certificate Balance of the Class A-1A Certificates has been reduced to zero, and the Class A-1A Certificates will only be entitled to receive distributions of principal collected or advanced in respect of Mortgage Loans in Loan Group 2 until the Certificate Balance of the Class A-4 Certificates has been reduced to zero. If, due to losses, the Certificate Balances of the Class A-M through Class Q Certificates are reduced to zero, but any two or more of the Class A-1, Class A-2, Class A-PB, Class A-3, Class A-4 and Class A-1A Certificates remain outstanding, payments of principal (other than distributions of principal otherwise allocable to reduce the Certificate Balance of the Class A-PB Certificates to its planned principal amount) to the Class A-1, Class A-2, Class A-PB, Class A-3, Class A-4 and Class A-1A Certificates will be made on a pro rata basis. The Class X-C and Class X-P Certificates will not be entitled to distributions of principal. The Class FS Certificates will only be entitled to receive distributions of principal allocated to the Four Seasons Resort and Club - Dallas, TX Non-Pooled Component and the other certificates will only be entitled to receive distributions of principal allocated to the Four Seasons Resort and Club - Dallas, TX Pooled Component.

Losses

Realized Losses and Additional Trust Fund Expenses, if any, will be allocated to the Class Q, Class P, Class O, Class N, Class M, Class L, Class K, Class J, Class H, Class G, Class F, Class E, Class D, Class C, Class B, Class A-J and Class A-M Certificates in that order, and then, pro rata, to the Class A-1, Class A-2, Class A-PB, Class A-3, Class A-4 and Class A-1A Certificates; provided, however, that Realized Losses and Additional Trust Fund Expenses on the Four Seasons Resort and Club - Dallas, TX Loan will first be allocated to the Class FS Certificates.

Prepayment Premiums and Yield Maintenance Charges

Any Prepayment Premiums or Yield Maintenance Charges actually collected on a Mortgage Loan during the related collection period in which the prepayment occurred will be distributed to Certificateholders on the related Distribution Date following the collection period in which the prepayment occurred. Generally, the Class A-1, Class A-2, Class A-PB, Class A-3 and Class A-4 Certificates will only be entitled to receive distributions of Prepayment Premiums or Yield Maintenance Charges in respect of Mortgage Loans in Loan Group 1 until the Certificate Balance of the Class A-1A Certificates has been reduced to zero, and the Class A-1A Certificates will only be entitled to receive distributions of Prepayment Premiums or Yield Maintenance Charges in respect of Mortgage Loans in Loan Group 2 until the Certificate Balance of the Class A-4 Certificates has been reduced to zero. On each Distribution Date, the holders of each Class of Offered Certificates and the Class F, Class G, Class H and Class J Certificates then entitled to principal distributions will be entitled to a portion of Prepayment Premiums or Yield Maintenance Charges equal to the product of (a) the amount of such Prepayment Premiums or Yield Maintenance Charges, multiplied by (b) a fraction, the numerator of which is equal to the excess, if any, of the Pass-Through Rate of such Class of Certificates over the relevant Discount Rate, and the denominator of which is equal to the excess, if any, of the Mortgage Rate of the prepaid Mortgage Loan over the relevant Discount Rate, multiplied by (c) a fraction, the numerator of

This material is for your private information, and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Loop Capital Markets, LLC (collectively, the ‘‘Underwriters’’) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (‘‘SEC’’) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a ‘‘when, as and if issued’’ basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any ‘‘indications of interest’’ expressed by you, and any ‘‘soft circles’’ generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income ‘‘tax treatment’’ and ‘‘tax structure’’ (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
Citigroup	Deutsche Bank Securities	Goldman, Sachs & Co.	Loop Capital Markets, LLC

Wachovia Bank Commercial Mortgage Trust

Commercial Mortgage Pass-Through Certificates Series 2006-C28

Transaction Terms

which is equal to the amount of principal distributable on such Class of Certificates on such Distribution Date, and the denominator of which is the Principal Distribution Amount for such Distribution Date; provided, however, Yield Maintenance Charges received in respect of the Four Seasons Resort and Club - Dallas, TX Loan and allocable to the Four Seasons Resort and Club - Dallas, TX Non-Pooled Component will be distributed solely to the holders of the Class FS Certificates.

The portion, if any, of the Prepayment Premiums or Yield Maintenance Charges remaining after any payments described above will be distributed as follows (a) on or before the Distribution Date in October 2013, 30% to the holders of the Class X-P Certificates and 70% to the holders of the Class X-C Certificates and (b) thereafter, 100% to the holders of the Class X-C Certificates.

Non-Serviced Loans

The Gas Company Tower Loan, the RLJ Hotel Pool Loan and the 500-512 Seventh Avenue Loan will each be serviced pursuant to the pooling and servicing agreement relating to another transaction. See “SERVICING OF THE MORTGAGE LOANS—Servicing of The Gas Company Tower Loan” and “—Servicing of the RLJ Hotel Pool Loan and the 500-512 Seventh Avenue Loan” in the Prospectus Supplement.

Advances

The Master Servicer, and if the Master Servicer fails to do so, the Co-Trustee, will be obligated to make P&I Advances (but with respect to the Four Seasons Resort and Club - Dallas, TX Non-Pooled Component, solely the interest portion of P&I Advances) and Servicing Advances, including delinquent property taxes and insurance, on the Mortgage Loans (other than The Gas Company Tower Loan, the RLJ Hotel Pool Loan and the 500-512 Seventh Avenue Loan), but only to the extent that such Advances are not deemed non-recoverable and, in the case of P&I Advances, subject to any Appraisal Reductions that may occur. With respect to The Gas Company Tower Loan, P&I Advances and Servicing Advances will generally be made by the J.P. Morgan 2006-LDP8 Master Servicer. If the J.P. Morgan 2006-LDP8 Master Servicer fails to make any P&I Advance that it is otherwise required to make, the Master Servicer under the Pooling and Servicing Agreement will make such P&I Advance. With respect to the RLJ Hotel Pool Loan and the 500-512 Seventh Avenue Loan, P&I Advances and Servicing Advances will generally be made by the 2006-C27 Master Servicer. If the 2006-C27 Master Servicer fails to make any P&I Advance that it is otherwise required to make, the Master Servicer under the Pooling and Servicing Agreement will make such P&I Advance.

Appraisal Reductions

An appraisal reduction generally will be created in the amount, if any, by which the principal balance of a Required Appraisal Loan (including with respect to the Four Seasons Resort and Club - Dallas, TX Loan, the Four Seasons Resort and Club - Dallas, TX Non-Pooled Component) (plus other amounts overdue or advanced in connection with such loan) exceeds 90% of the appraised value of the related Mortgaged Property plus all escrows and reserves (including letters of credit) held with respect to the Mortgage Loan. As a result of calculating an Appraisal Reduction Amount for a given Mortgage Loan (including the Four Seasons Resort and Club - Dallas, TX Non-Pooled Component), the P&I Advance for such Mortgage Loan will be reduced, which will have the effect of reducing the amount of interest available for distribution to the Subordinate Certificates in reverse order of priority of the Classes (provided that with respect to any Appraisal Reduction Amount related to the Four Seasons Resort and Club - Dallas, TX Loan,

This material is for your private information, and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Loop Capital Markets, LLC (collectively, the ‘‘Underwriters’’) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (‘‘SEC’’) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a ‘‘when, as and if issued’’ basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any ‘‘indications of interest’’ expressed by you, and any ‘‘soft circles’’ generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income ‘‘tax treatment’’ and ‘‘tax structure’’ (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
Citigroup	Deutsche Bank Securities	Goldman, Sachs & Co.	Loop Capital Markets, LLC

Wachovia Bank Commercial Mortgage Trust

Commercial Mortgage Pass-Through Certificates Series 2006-C28

Transaction Terms

such amounts will be allocated first to the Four Seasons Resort and Club - Dallas, TX Non-Pooled Component and as a result to the Class FS Certificates, prior to any allocation to the Four Seasons Resort and Club - Dallas, TX Pooled Component). An Appraisal Reduction will be reduced to zero as of the date the related Mortgage Loan has been brought current for at least three consecutive months, paid in full, liquidated, repurchased or otherwise disposed.

Optional Termination

The Master Servicer, the Special Servicer and certain Certificateholders will have the option to terminate the Trust Fund in whole, but not in part, and purchase the remaining assets of the Trust Fund on or after the Distribution Date on which the Stated Principal Balance of the Mortgage Loans (including the Four Seasons Resort and Club - Dallas, TX Non-Pooled Component) then outstanding is less than 1% of the Cut-Off Date Pool Balance. Such purchase price will generally be at a price equal to the unpaid aggregate principal balance of the Mortgage Loans (including the Four Seasons Resort and Club - Dallas, TX Non-Pooled Component) (or fair market value in the case of REO Properties), plus accrued and unpaid interest and certain other additional trust fund expenses.

The Trust Fund may also be terminated under certain circumstances when the Offered Certificates have been paid in full and the remaining outstanding Certificates (other than the Class FS, the Class Z Certificates, Class R-I Certificates and Class R-II Certificates) are held by a single Certificateholder.

Controlling Class

The Class of Sequential Pay Certificates (a) which bears the latest alphabetical Class designation and (b) the Certificate Balance of which is greater than 25% of its original Certificate Balance; provided, however, if no Class of Sequential Pay Certificates satisfies clause (b) above, the Controlling Class shall be the outstanding Class of Sequential Pay Certificates bearing the latest alphabetical Class designation.

Controlling Class Representative

The representative appointed by the holder of the majority of the Class Principal Balance of the Controlling Class (except with respect to matters related to the Four Seasons Resort and Club -Dallas, TX Loan, for which the Controlling Class Representative is appointed first by the holder of the majority of the Class FS Certificates until a control appraisal period has occurred). In addition, the holders of the Companion Loans may have the ability to exercise some or all of the rights of the Controlling Class and the Controlling Class Representative. See “SERVICING OF THE MORTGAGE LOANS—The Controlling Class Representative” and “—Servicing of the Gas Company Tower Loan” and “Servicing of the RLJ Hotel Pool Loan and the 500-512 Seventh Avenue Loan” in the Prospectus Supplement for more information.

ERISA	The Offered Certificates are expected to be ERISA eligible.

SMMEA	The Offered Certificates are not expected to be “mortgage-related securities” for the purposes of SMMEA.

Tax	The Offered Certificates will be treated as regular interests in a REMIC.

This material is for your private information, and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Loop Capital Markets, LLC (collectively, the ‘‘Underwriters’’) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (‘‘SEC’’) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a ‘‘when, as and if issued’’ basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any ‘‘indications of interest’’ expressed by you, and any ‘‘soft circles’’ generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income ‘‘tax treatment’’ and ‘‘tax structure’’ (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
Citigroup	Deutsche Bank Securities	Goldman, Sachs & Co.	Loop Capital Markets, LLC

Wachovia Bank Commercial Mortgage Trust

Commercial Mortgage Pass-Through Certificates Series 2006-C28

Transaction Terms

Wachovia Capital Markets, LLC

Charles Culbreth (704) 383-7716 (Phone) (704) 715-0066 (Fax)

Scott Fuller (704) 715-8440 (Phone) (704) 715-1214 (Fax)

Bill White (704) 715-8440 (Phone) (704) 715-1214 (Fax)

Chris Campbell (704) 715-8440 (Phone) (704) 715-1214 (Fax)
Citigroup Global Markets Inc.		Deutsche Bank Securities Inc.

Paul Vanderslice (212) 723-6156 (Phone) (212) 723-8599 (Fax)		Blake Catlett (212) 250-5149 (Phone) (212) 797-5630 (Fax)

Angela Vleck (212) 816-8087 (Phone) (212) 816-8307 (Fax)		Ben Doramus (212) 250-5149 (Phone) (212) 797-5630 (Fax)

Andrew Cherrick (212) 250-1630 (Phone) (212) 553-2451 (Fax)

Goldman, Sachs & Co.		Loop Capital Markets, LLC

Anthony Kim (212) 357-7160 (Phone) (212) 902-1691 (Fax)		Sidney Dillard (312) 356-5008 (Phone) (312) 922-7137 (Fax)

Scott Walter (212) 357-8910 (Phone) (212) 902-1691 (Fax) Mitch Resnick +44-20-7774-3068 (Phone) +44-20-7552-0990 (Fax) Omar Chaudhary +81-3-6437-7198 (Phone) +81-3-6437-1200 (Fax)		Cary Schulz (312) 913-2275 (Phone) (312) 913-4928 (Fax) Booker Whitt (312) 913-2207 (Phone) (312) 913-4928 (Fax)

This material is for your private information, and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Loop Capital Markets, LLC (collectively, the ‘‘Underwriters’’) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (‘‘SEC’’) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a ‘‘when, as and if issued’’ basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any ‘‘indications of interest’’ expressed by you, and any ‘‘soft circles’’ generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income ‘‘tax treatment’’ and ‘‘tax structure’’ (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
Citigroup	Deutsche Bank Securities	Goldman, Sachs & Co.	Loop Capital Markets, LLC

Wachovia Bank Commercial Mortgage Trust

Commercial Mortgage Pass-Through Certificates Series 2006-C28

Structure Overview

OFFERED CERTIFICATES

	Expected Ratings			Certificate Balance(1)		Approx. % of Cut-Off Date Pool Balance	Approx. Credit Support	Weighted Average Life(yrs)(2)	Principal Window(2)	Assumed Final Distribution Date(2)	Rate Type
Class	S&P	Moody’s	Fitch
A-1	AAA	Aaa	AAA	$38,820,000		1.080%	30.000%	2.69	11/06 – 05/11	05/15/11	Fixed
A-2	AAA	Aaa	AAA	$418,678,000		11.645%	30.000%	4.88	05/11 – 10/11	10/15/11	Fixed
A-PB	AAA	Aaa	AAA	$168,397,000		4.684%	30.000%	7.90	10/11 – 05/16	05/15/16	Fixed
A-3	AAA	Aaa	AAA	$215,000,000		5.980%	30.000%	9.70	05/16 – 07/16	07/15/16	Fixed
A-4	AAA	Aaa	AAA	$1,052,214,000		29.267%	30.000%	9.82	07/16 – 09/16	09/15/16	Fixed
A-1A	AAA	Aaa	AAA	$623,528,000		17.343%	30.000%	8.14	11/06 – 10/16	10/15/16	Fixed
X-P	AAA	Aaa	AAA	$3,479,706,000	(3)	N/A	N/A	N/A	N/A	10/15/13	Variable(3)
A-M	AAA	Aaa	AAA	$359,520,000		10.000%	20.000%	9.96	10/16 – 10/16	10/15/16	Fixed
A-J	AAA	Aaa	AAA	$278,628,000		7.750%	12.250%	9.96	10/16 – 10/16	10/15/16	Fixed(4)
B	AA+	Aa1	AA+	$22,470,000		0.625%	11.625%	9.96	10/16 – 10/16	10/15/16	Fixed(4)
C	AA	Aa2	AA	$58,422,000		1.625%	10.000%	9.96	10/16 – 10/16	10/15/16	Fixed(4)
D	AA-	Aa3	AA-	$31,458,000		0.875%	9.125%	9.96	10/16 – 10/16	10/15/16	Fixed(4)
E	A	A2	A	$49,433,000		1.375%	7.750%	9.96	10/16 – 10/16	10/15/16	Fixed(4)

NON-OFFERED CERTIFICATES

	Expected Ratings			Certificate Balance(1)		Approx. % of Cut-Off Date Pool Balance	Approx. Credit Support	Weighted Average Life(yrs)(2)	Principal Window(2)	Assumed Final Distribution Date(2)	Rate Type
Class	S&P	Moody’s	Fitch
F (5)	A-	A3	A-	$40,446,000		1.125%	6.625%	(5)	(5)	(5)	Fixed(4)
G (5)	BBB+	Baa1	BBB+	$40,446,000		1.125%	5.500%	(5)	(5)	(5)	Fixed(4)
H (5)	BBB	Baa2	BBB	$40,446,000		1.125%	4.375%	(5)	(5)	(5)	Fixed(4)
J (5)	BBB-	Baa3	BBB-	$44,940,000		1.250%	3.125%	(5)	(5)	(5)	WAC(6)
K (5)	BB+	Ba1	BB+	$17,976,000		0.500%	2.625%	(5)	(5)	(5)	Fixed(4)
L (5)	BB	Ba2	BB	$8,988,000		0.250%	2.375%	(5)	(5)	(5)	Fixed(4)
M (5)	BB-	Ba3	BB-	$13,482,000		0.375%	2.000%	(5)	(5)	(5)	Fixed(4)
N (5)	B+	B1	B+	$4,494,000		0.125%	1.875%	(5)	(5)	(5)	Fixed(4)
O (5)	B	B2	B	$8,988,000		0.250%	1.625%	(5)	(5)	(5)	Fixed(4)
P (5)	B-	B3	B-	$8,988,000		0.250%	1.375%	(5)	(5)	(5)	Fixed(4)
Q (5)	NR	NR	NR	$49,434,700		1.375%	0.000%	(5)	(5)	(5)	Fixed(4)
X-C (5)	AAA	Aaa	AAA	$3,595,196,700	(3)	N/A	N/A	N/A	N/A	(5)	WAC-IO(3)
FS (5)	NR	NR	NR	$8,000,000		N/A	N/A	N/A	N/A	(5)	Fixed(7)
(1)	Subject to a permitted variance of plus or minus 5.0%.
(2)	As of the Cut-Off Date, the Weighted Average Life, Principal Window and Assumed Final Distribution Date were calculated assuming no prepayments will be made on the Mortgage Loans prior to their related maturity dates (or, in the case of ARD Loans, their Anticipated Repayment Dates) and the other assumptions set forth under “YIELD AND MATURITY CONSIDERATIONS—Yield Considerations” in the Prospectus Supplement.
(3)	The Class X-C and Class X-P Certificates will not have certificate balances and their holders will not receive distributions of principal, but such holders are entitled to receive payments of the aggregate interest accrued on the notional amount of each of the components of the Class X-C and Class X-P Certificates as described in the Prospectus Supplement. The interest rate applicable to each of the Class X-C and Class X-P Certificates for each distribution date will be as described in the Prospectus Supplement.
(4)	The pass-through rate applicable to each of the Class A-J, Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class K, Class L, Class M, Class N, Class O, Class P and Class Q Certificates for any distribution date will be subject to a maximum rate of the applicable weighted average net mortgage rate (calculated as described in the Prospectus Supplement) for such date.
(5)	Not offered hereby. Any information provided herein regarding the terms of these Certificates is provided only to enhance your understanding of the Offered Certificates.
(6)	The pass-through rate applicable to the Class J Certificates for any distribution date will be equal to the applicable weighted average net mortgage rate (calculated as described in the Prospectus Supplement) for such date.
(7)	Because the Four Seasons Resort and Club – Dallas, TX Loan accrues interest on an “actual/360” basis but the Class FS certificates accrue interest on a “30/360” basis, the pass-through rate in certain months on such class may be higher or lower than indicated.

This material is for your private information, and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Loop Capital Markets, LLC (collectively, the ‘‘Underwriters’’) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (‘‘SEC’’) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a ‘‘when, as and if issued’’ basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any ‘‘indications of interest’’ expressed by you, and any ‘‘soft circles’’ generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income ‘‘tax treatment’’ and ‘‘tax structure’’ (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
Citigroup	Deutsche Bank Securities	Goldman, Sachs & Co.	Loop Capital Markets, LLC

Wachovia Bank Commercial Mortgage Trust

Commercial Mortgage Pass-Through Certificates Series 2006-C28

Structure Overview

Loan Group 1 Short-Term Collateral Summary
Mortgage Loan Number	Property Name	Cut-Off Date Pool Balance	Balloon Balance*	Property Type	Weighted Average Remaining Term	Weighted Average Remaining IO Term	Weighted Average Cut-Off Date LTV Ratio	Weighted Average DSCR
Class A-1
	Class A-1 Total Balloon Payment		$—
	Class A-1 Amortization		38,820,000

	Total Class A-1 Certificate Balance		$38,820,000

Class A-2
173	Walgreens – Knoxville, TN	$3,088,000	$3,088,000	Retail	55	55	59.4%	1.93x
49	Gateway Center	$16,000,000	16,000,000	Office	58	58	76.6%	1.52x
63	Howe Corporate Center	$12,750,000	12,750,000	Office	58	58	75.0%	1.45x
111	Syracuse Hill	$6,500,000	6,500,000	Office	58	58	71.4%	1.33x
3	Montclair Plaza	$190,000,000	190,000,000	Retail	59	59	50.1%	1.89x
23	Lake Worth Towne Crossing	$26,491,000	26,491,000	Retail	59	59	58.9%	2.01x
26	Twinbrook Square	$24,640,000	24,640,000	Retail	59	59	78.2%	1.23x
57	Inverness Commons	$14,000,000	13,684,728	Office	59	35	76.0%	1.21x
60	Four Seasons MHP	$13,500,000	13,500,000	Mobile Home Park	59	59	75.0%	1.34x
87	Freeport Corporate Center	$8,500,000	8,304,512	Office	59	35	78.2%	1.34x
9	Gateway Shopping Center	$87,000,000	87,000,000	Retail	60	60	66.4%	1.34x
105	Cornerstone Business Center	$7,068,000	6,836,493	Industrial	60	24	78.5%	1.27x
180	FBI – Flagstaff, AZ	$2,825,000	2,705,260	Office	60	0	74.3%	1.37x

					59	57	60.9%	1.64x
	Class A-2 Total Balloon Payment		$411,499,993
	Class A-2 Amortization		7,178,007

	Total Class A-2 Certificate Balance		$418,678,000

Class A-PB
116	Monroe Office Building	$6,121,056	$5,641,447	Office	72	0	73.7%	1.32x
11	Westin – Falls Church, VA	$64,000,000	60,268,381	Hospitality	108	72	66.7%	1.37x

	Class A-PB Total Balloon Payment		$65,909,828		105	66	67.3%	1.37x
	Class A-PB Amortization		102,487,172

	Total Class A-PB Certificate Balance		$168,397,000

*	As of the Cut-Off Date, the balloon balances, total balloon payments and remaining class amortization were calculated assuming no prepayments will be made on the Mortgage Loans prior to their related maturity dates and the other assumptions set forth under "YIELD AND MATURITY CONSIDERATIONS-Yield Considerations" in the Prospectus Supplement.

This material is for your private information, and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Loop Capital Markets, LLC (collectively, the ‘‘Underwriters’’) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (‘‘SEC’’) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a ‘‘when, as and if issued’’ basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any ‘‘indications of interest’’ expressed by you, and any ‘‘soft circles’’ generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income ‘‘tax treatment’’ and ‘‘tax structure’’ (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
Citigroup	Deutsche Bank Securities	Goldman, Sachs & Co.	Loop Capital Markets, LLC

Wachovia Bank Commercial Mortgage Trust

Commercial Mortgage Pass-Through Certificates Series 2006-C28

Mortgage Pool Characteristics as of the Cut-Off Date

GENERAL CHARACTERISTICS	All Mortgage Loans	Loan Group 1	Loan Group 2
Number of Mortgage Loans	207	139	68
Number of Crossed Loan Pools(1)	9	5	6
Number of Mortgaged Properties	265	197	68
Aggregate Balance of all Mortgage Loans	$3,595,196,701	$2,971,668,554	$623,528,147

Number of Mortgage Loans with Balloon Payments(2)	140	97	43
Aggregate Balance of Mortgage Loans with Balloon Payments(2)	$1,780,530,687	$1,482,261,541	$298,269,147

Number of Mortgage Loans with Anticipated Repayment Date(3)	3	3	0
Aggregate Balance of Mortgage Loans with Anticipated Repayment Date(3)	$25,325,000	$25,325,000	$0

Number of Fully Amortizing Mortgage Loans	2	2	0
Aggregate Balance of Fully Amortizing Mortgage Loans	$4,790,013	$4,790,013	$0

Number of Interest Only Mortgage Loans(4)	62	37	25
Aggregate Balance of Interest Only Mortgage Loans(4)	$1,784,551,000	$1,459,292,000	$325,259,000

Average Balance of Mortgage Loans	$17,368,100	$21,378,910	$9,169,532
Minimum Balance of Mortgage Loans	$965,500	$965,500	$1,489,100
Maximum Balance of Mortgage Loans	$229,000,000	$229,000,000	$43,969,000

Maximum Balance for a group of cross-collateralized and cross-defaulted Mortgage Loans	$59,000,000 (5)	$39,000,000 (6)	$59,000,000 (5)

Weighted Average LTV ratio(7)(8)	70.6%	69.8%	74.4%
Minimum LTV ratio	47.0%	47.2%	47.0%
Maximum LTV ratio(7)	80.0%	80.0%	80.0%

Weighted Average LTV at Maturity or Anticipated Repayment Date(7)(8)	66.7%	66.0%	69.9%

Weighted Average DSCR(9)	1.39x	1.41x	1.32x
Minimum DSCR(9)	1.04x	1.12x	1.04x
Maximum DSCR	2.12x	2.12x	1.99x

Weighted Average Mortgage Loan interest rate	5.986%	5.975%	6.042%
Minimum Mortgage Loan interest rate	5.102%	5.102%	5.590%
Maximum Mortgage Loan interest rate	6.720%	6.720%	6.640%

Weighted Average Remaining Term to Maturity or Anticipated Repayment Date (months)	109	110	101
Minimum Remaining Term to Maturity or Anticipated Repayment Date (months)	55	55	58
Maximum Remaining Term to Maturity or Anticipated Repayment Date (months)	239	239	120

Weighted Average Occupancy Rate(10)	93.0%	92.2%	95.9%
(1)	Contains 2 groups of crossed loans with individual mortgage loans in both loan groups.
(2)	Does not include Mortgage Loans with anticipated repayment dates or Mortgage Loans that are interest-only for their entire term.
(3)	Does not include Mortgage Loans that are interest-only for their entire term.
(4)	Includes Mortgage Loans with anticipated repayment dates that are interest-only for the entire period until the anticipated repayment date.
(5)	Consists of a group of 4 individual Mortgage Loans (loan numbers 28, 45, 76 and 104).
(6)	Consists of a group of 2 individual Mortgage Loans (loan numbers 34 and 43).
(7)	For purposes of determining the LTV ratios for 9 Mortgage Loans (loan numbers 6, 15, 29, 50, 61, 63, 97, 111 and 117), representing 7.8% of the Cut-Off Date Pool Balance (9.4% of the Cut-Off Date Group 1 Balance), such ratios were calculated using “as-stabilized” appraised values as opposed to “as-is” values.
(8)	For purposes of determining the LTV ratios for 2 Mortgage Loans (loan numbers 57 and 164), representing 0.5% of the Cut-Off Date Pool Balance (0.6% of the Cut-Off Date Group 1 Balance), such ratios were adjusted by taking into account amounts available under certain letters of credit and/or cash reserves.
(9)	For purposes of determining the DSC ratios for 13 Mortgage Loans (loan numbers 20, 57, 58, 61, 90, 97, 107, 120, 124, 141, 164, 171 and 189), representing 3.3% of the Cut-Off Date Pool Balance (11 Mortgage Loans in Loan Group 1 or 3.5% of the Cut-Off Date Group 1 Balance and 2 Mortgage Loans in Loan Group 2 or 2.3% of the Cut-Off Date Group 2 Balance), such ratios were adjusted by taking into account amounts available under certain letters of credit and/or cash reserves.
(10)	Does not include 55 hospitality properties, representing, by allocated loan amount, 14.9% of the Cut-Off Date Pool Balance (18.0% of the Cut-Off Date Group 1 Balance). In certain cases, occupancy includes space for which leases have been executed, but the tenant has not taken occupancy.

This material is for your private information, and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Loop Capital Markets, LLC (collectively, the ‘‘Underwriters’’) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (‘‘SEC’’) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a ‘‘when, as and if issued’’ basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any ‘‘indications of interest’’ expressed by you, and any ‘‘soft circles’’ generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income ‘‘tax treatment’’ and ‘‘tax structure’’ (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
Citigroup	Deutsche Bank Securities	Goldman, Sachs & Co.	Loop Capital Markets, LLC

Wachovia Bank Commercial Mortgage Trust

Commercial Mortgage Pass-Through Certificates Series 2006-C28

Mortgage Pool Characteristics as of the Cut-Off Date

PROPERTY TYPE

Property Type	Number of Mortgaged Properties	Aggregate Cut-Off Date Balance(1)	% of Cut-Off Date Pool Balance	% of Cut-Off Date Group 1 Balance	% of Cut-Off Date Group 2 Balance	Weighted Average DSCR(2)	Min/Max DSCR(2)	Weighted Average Cut-Off Date LTV Ratio(3)	Min/Max Cut-Off Date LTV Ratio(3)	Weighted Average Mortgage Rate
Office	54	$1,212,015,771	33.7%	40.8%	0.0%	1.36x	1.17x/2.12x	72.6%	47.2%/80.0%	5.853%
Retail	60	846,579,926	23.5	28.5	0.0	1.49x	1.12x/2.01x	64.7%	48.1%/80.0%	5.947%
Retail – Anchored	18	636,249,560	17.7	21.4	0.0	1.54x	1.20x/2.01x	62.4%	50.1%/80.0%	5.879%
Retail – Unanchored	18	104,011,358	2.9	3.5	0.0	1.27x	1.12x/1.46x	72.4%	48.1%/79.7%	6.216%
Retail – Shadow Anchored(4)	11	63,243,234	1.8	2.1	0.0	1.23x	1.20x/1.35x	75.6%	67.5%/80.0%	6.209%
Retail – Single Tenant	13	43,075,774	1.2	1.4	0.0	1.55x	1.19x/1.99x	64.7%	59.4%/70.4%	5.921%
Multifamily	69	759,350,704	21.1	5.4	96.0	1.33x	1.04x/1.99x	73.6%	47.0%/80.0%	6.038%
Hospitality	55	535,205,078	14.9	18.0	0.0	1.44x	1.14x/1.92x	70.7%	59.9%/79.2%	6.131%
Mixed Use	9	101,138,521	2.8	3.4	0.0	1.22x	1.14x/1.39x	68.9%	61.3%/79.1%	6.340%
Industrial	10	57,960,282	1.6	2.0	0.0	1.27x	1.20x/1.40x	71.3%	47.2%/80.0%	6.219%
Mobile Home Park	5	54,150,000	1.5	1.0	4.0	1.25x	1.07x/1.37x	75.9%	70.8%/80.0%	6.448%
Self Storage	2	17,671,418	0.5	0.6	0.0	1.35x	1.28x/1.53x	74.0%	58.7%/80.0%	6.136%
Special Purpose	1	11,125,000	0.3	0.4	0.0	1.55x	1.55x/1.55x	65.1%	65.1%/65.1%	6.100%
	265	$3,595,196,701	100.0%	100.0%	100.0%	1.39x	1.04x/2.12x	70.6%	47.0%/80.0%	5.986%
(1)	Because this table presents information relating to the Mortgaged Properties and not the Mortgage Loans, the information for Mortgage Loans secured by more than one Mortgaged Property is based on allocated amounts (allocating the Mortgage Loan principal balance to each of those properties by the appraised values of the Mortgaged Properties or the allocated loan amount (or specific release prices) as described in the related Mortgage Loan documents).
(2)	For purposes of determining the DSC ratios for 13 Mortgage Loans (loan numbers 20, 57, 58, 61, 90, 97, 107, 120, 124, 141, 164, 171 and 189), representing 3.3% of the Cut-Off Date Pool Balance (11 Mortgage Loans in Loan Group 1 or 3.5% of the Cut-Off Date Group 1 Balance and 2 Mortgage Loans in Loan Group 2 or 2.3% of the Cut-Off Date Group 2 Balance), such ratios were adjusted by taking into account amounts available under certain letters of credit and/or cash reserves.
(3)	For purposes of determining the LTV ratios for 9 Mortgage Loans (loan numbers 6, 15, 29, 50, 61, 63, 97, 111 and 117), representing approximately 7.8% of the Cut-Off Date Pool Balance (9.4% of the Cut-Off Date Group 1 Balance), such ratios were calculated using “as stabilized” appraised values as opposed to “as is” appraised values. For purposes of determining the LTV ratios for 2 Mortgage Loans (loan numbers 57 and 164), representing 0.5% of the Cut-Off Date Pool Balance (0.6% of the Cut-Off Date Group 1 Balance), such ratios were adjusted by taking into account amounts available under certain letters of credit and/or cash reserves.
(4)	A Mortgaged Property is classified as shadow anchored if it is located in close proximity to an anchored retail property.

The sum of aggregate percentage calculations may not equal 100% due to rounding.

This material is for your private information, and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Loop Capital Markets, LLC (collectively, the ‘‘Underwriters’’) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (‘‘SEC’’) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a ‘‘when, as and if issued’’ basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any ‘‘indications of interest’’ expressed by you, and any ‘‘soft circles’’ generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income ‘‘tax treatment’’ and ‘‘tax structure’’ (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
Citigroup	Deutsche Bank Securities	Goldman, Sachs & Co.	Loop Capital Markets, LLC

Wachovia Bank Commercial Mortgage Trust

Commercial Mortgage Pass-Through Certificates Series 2006-C28

Mortgage Pool Characteristics as of the Cut-Off Date

PROPERTY LOCATION

State	Number of Mortgaged Properties	Aggregate Cut-Off Date Balance(1)	% of Cut-Off Date Pool Balance	% of Cut-Off Date Group 1 Balance	% of Cut-Off Date Group 2 Balance	Weighted Average DSCR(2)	Weighted Average Cut-Off Date LTV Ratio(3)	Weighted Average Mortgage Rate
CA	49	$974,647,295	27.1%	28.3%	21.7%	1.48x	67.5%	5.761%
Southern(4)	41	798,267,175	22.2	22.5	20.7	1.52x	67.4%	5.664%
Northern(4)	8	176,380,121	4.9	5.7	1.0	1.28x	67.6%	6.196%
TX	28	436,730,774	12.1	13.0	8.0	1.47x	70.9%	6.054%
GA	11	274,075,000	7.6	8.5	3.3	1.34x	72.2%	5.810%
IL	13	235,477,464	6.5	7.6	1.8	1.23x	76.6%	6.468%
NY	10	227,849,938	6.3	7.7	0.0	1.22x	69.4%	5.935%
Other	154	1,446,416,230	40.2	35.0	65.2	1.37x	71.5%	6.081%
	265	$3,595,196,701	100.0%	100.0%	100.0%	1.39x	70.6%	5.986%
•	The Mortgaged Properties are located in 37 states and the District of Columbia.
(1)	Because this table presents information relating to the Mortgaged Properties and not the Mortgage Loans, the information for Mortgage Loans secured by more than one Mortgaged Property is based on allocated amounts (allocating the Mortgage Loan principal balance to each of those properties by the appraised values of the Mortgaged Properties or the allocated loan amount (or specific release prices) as described in the related Mortgage Loan documents).
(2)	For purposes of determining the DSC ratios for 13 Mortgage Loans (loan numbers 20, 57, 58, 61, 90, 97, 107, 120, 124, 141, 164, 171 and 189), representing 3.3% of the Cut-Off Date Pool Balance (11 Mortgage Loans in Loan Group 1 or 3.5% of the Cut-Off Date Group 1 Balance and 2 Mortgage Loans in Loan Group 2 or 2.3% of the Cut-Off Date Group 2 Balance), such ratios were adjusted by taking into account amounts available under certain letters of credit and/or cash reserves.
(3)	For purposes of determining the LTV ratios for 9 Mortgage Loans (loan numbers 6, 15, 29, 50, 61, 63, 97, 111 and 117), representing approximately 7.8% of the Cut-Off Date Pool Balance (9.4% of the Cut-Off Date Group 1 Balance), such ratios were calculated using “as stabilized” appraised values as opposed to “as is” appraised values. For purposes of determining the LTV ratios for 2 Mortgage Loans (loan numbers 57 and 164), representing 0.5% of the Cut-Off Date Pool Balance (0.6% of the Cut-Off Date Group 1 Balance), such ratios were adjusted by taking into account amounts available under certain letters of credit and/or cash reserves.
(4)	For purposes of determining whether a Mortgaged Property is in Northern California or Southern California, Mortgaged Properties north of San Luis Obispo County, Kern County and San Bernardino County were included in Northern California and Mortgaged Properties south of or included in such counties were included in Southern California.

The sum of aggregate percentage calculations may not equal 100% due to rounding.

This material is for your private information, and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Loop Capital Markets, LLC (collectively, the ‘‘Underwriters’’) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (‘‘SEC’’) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a ‘‘when, as and if issued’’ basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any ‘‘indications of interest’’ expressed by you, and any ‘‘soft circles’’ generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income ‘‘tax treatment’’ and ‘‘tax structure’’ (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
Citigroup	Deutsche Bank Securities	Goldman, Sachs & Co.	Loop Capital Markets, LLC

Wachovia Bank Commercial Mortgage Trust

Commercial Mortgage Pass-Through Certificates Series 2006-C28

Mortgage Pool Characteristics as of the Cut-Off Date

CUT-OFF DATE BALANCE

Range of Cut-Off Date Balances ($)	Number of Mortgage Loans	Aggregate Cut-Off Date Balance	% of Initial Pool Balance	% of Group 1 Balance	% of Group 2 Balance
965,500 - 2,000,000	11	$18,229,987	0.5%	0.5%	0.6%
2,000,001 - 3,000,000	20	51,500,705	1.4	1.4	1.7
3,000,001 - 4,000,000	31	108,115,232	3.0	2.2	6.8
4,000,001 - 5,000,000	17	76,451,488	2.1	1.4	5.7
5,000,001 - 6,000,000	12	68,862,797	1.9	1.4	4.6
6,000,001 - 7,000,000	11	71,736,395	2.0	1.1	6.2
7,000,001 - 8,000,000	12	90,095,636	2.5	2.0	4.7
8,000,001 - 9,000,000	10	84,196,156	2.3	1.7	5.5
9,000,001 - 10,000,000	5	47,282,547	1.3	1.3	1.5
10,000,001 - 15,000,000	24	295,520,921	8.2	6.7	15.5
15,000,001 - 20,000,000	18	311,304,400	8.7	5.3	24.6
20,000,001 - 25,000,000	11	250,015,000	7.0	6.1	11.1
25,000,001 - 30,000,000	6	161,097,666	4.5	4.5	4.5
35,000,001 - 40,000,000	1	36,500,000	1.0	1.2	0.0
40,000,001 - 45,000,000	3	128,264,000	3.6	2.8	7.1
45,000,001 - 50,000,000	1	48,000,000	1.3	1.6	0.0
50,000,001 - 55,000,000	1	54,000,000	1.5	1.8	0.0
55,000,001 - 60,000,000	1	56,000,000	1.6	1.9	0.0
60,000,001 - 65,000,000	3	189,563,000	5.3	6.4	0.0
80,000,001 - 229,000,000	9	1,448,460,771	40.3	48.7	0.0
	207	$3,595,196,701	100.0%	100.0%	100.0%
Min: $965,500	Max: $229,000,000			Average: $17,368,100

UNDERWRITTEN DEBT SERVICE COVERAGE RATIO(1)

Range of Underwritten DSCRs (x)	Number of Mortgage Loans	Aggregate Cut-Off Date Balance	% of Initial Pool Balance	% of Group 1 Balance	% of Group 2 Balance
1.00 - 1.04	1	$4,798,000	0.1%	0.0%	0.8%
1.05 - 1.09	1	17,000,000	0.5	0.0	2.7
1.10 - 1.14	2	67,450,000	1.9	2.3	0.0
1.15 - 1.19	10	199,129,142	5.5	5.4	6.4
1.20 - 1.24	72	878,310,619	24.4	21.0	41.0
1.25 - 1.29	23	154,023,591	4.3	3.6	7.5
1.30 - 1.34	24	341,484,856	9.5	9.9	7.8
1.35 - 1.39	21	742,522,194	20.7	22.3	12.9
1.40 - 1.44	10	137,598,327	3.8	4.0	2.8
1.45 - 1.49	7	63,135,305	1.8	1.5	3.0
1.50 - 1.54	10	298,736,418	8.3	8.6	6.7
1.55 - 1.59	4	264,225,000	7.3	8.8	0.6
1.60 - 1.64	4	85,970,000	2.4	2.8	0.6
1.65 - 1.69	3	41,890,000	1.2	0.7	3.2
1.75 - 1.79	1	9,091,248	0.3	0.3	0.0
1.80 - 1.84	2	12,950,000	0.4	0.0	2.1
1.85 - 1.89	3	196,228,000	5.5	6.6	0.0
1.90 - 1.94	5	22,007,000	0.6	0.6	0.8
1.95 - 1.99	2	9,281,000	0.3	0.1	1.0
2.00 - 2.04	1	26,491,000	0.7	0.9	0.0
2.10 - 2.12	1	22,875,000	0.6	0.8	0.0
	207	$3,595,196,701	100.0%	100.0%	100.0%
Min: 1.04x	Max: 2.12x			Wtd. Average: 1.39x

MORTGAGE RATE

Range of Mortgage Rates(%)	Number of Mortgage Loans	Aggregate Cut-Off Date Balance	% of Initial Pool Balance	% of Group 1 Balance	% of Group 2 Balance
5.102 - 5.249	3	$258,996,000	7.2%	8.7%	0.0%
5.250 - 5.499	4	12,023,000	0.3	0.4	0.0
5.500 - 5.749	35	649,951,972	18.1	16.2	27.1
5.750 - 5.999	29	717,346,018	20.0	21.0	15.1
6.000 - 6.249	75	1,111,701,799	30.9	32.2	24.8
6.250 - 6.499	51	548,763,233	15.3	12.1	30.3
6.500 - 6.720	10	296,414,680	8.2	9.4	2.7
	207	$3,595,196,701	100.0%	100.0%	100.0%
Min: 5.102%	Max: 6.720%			Wtd. Average: 5.986%

CUT-OFF DATE LOAN-TO-VALUE RATIO(2)

Range of Cut-Off Date LTV Ratios (%)	Number of Mortgage Loans	Aggregate Cut-Off Date Balance	% of Initial Pool Balance	% of Group 1 Balance	% of Group 2 Balance
47.00 - 50.00	8	$64,716,350	1.8%	1.7%	2.3%
50.01 - 55.00	4	204,297,726	5.7	6.4	2.1
55.01 - 60.00	8	68,555,000	1.9	2.2	0.6
60.01 - 65.00	21	146,229,129	4.1	3.9	4.6
65.01 - 70.00	42	994,453,374	27.7	31.9	7.7
70.01 - 75.00	50	718,056,362	20.0	19.0	24.6
75.01 - 80.00	74	1,398,888,760	38.9	34.9	58.0
	207	$3,595,196,701	100.0%	100.0%	100.0%
Min: 47.0%	Max: 80.0%			Wtd. Average: 70.6%

MATURITY DATE OR ARD LOAN-TO-VALUE RATIO(2)

Range of Maturity Date or ARD LTV Ratios (%)	Number of Mortgage Loans	Aggregate Cut-Off Date Balance	% of Initial Pool Balance	% of Group 1 Balance	% of Group 2 Balance
0.00 - 5.00	2	$4,790,013	0.1%	0.2%	0.0%
30.01 - 40.00	1	2,195,323	0.1	0.1	0.0
40.01 - 50.00	13	83,460,327	2.3	2.3	2.3
50.01 - 55.00	15	388,040,009	10.8	12.4	3.3
55.01 - 60.00	22	293,647,187	8.2	8.9	4.7
60.01 - 65.00	54	637,515,487	17.7	16.7	22.5
65.01 - 70.00	41	486,798,968	13.5	13.0	16.0
70.01 - 75.00	37	985,782,386	27.4	29.7	16.8
75.01 - 80.00	22	712,967,000	19.8	16.8	34.4
	207	$3,595,196,701	100.0%	100.0%	100.0%
Min: 0.0%	Max: 80.0%			Wtd. Average: 66.7%

(1)	For purposes of determining the DSC ratios for 13 Mortgage Loans (loan numbers 20, 57, 58, 61, 90, 97, 107, 120, 124, 141, 164, 171 and 189), representing 3.3% of the Cut-Off Date Pool Balance (11 Mortgage Loans in Loan Group 1 or 3.5% of the Cut-Off Date Group 1 Balance and 2 Mortgage Loans in Loan Group 2 or 2.3% of the Cut-Off Date Group 2 Balance), such ratios were adjusted by taking into account amounts available under certain letters of credit and/or cash reserves.
(2)	For purposes of determining the LTV ratios for 9 Mortgage Loans (loan numbers 6, 15, 29, 50, 61, 63, 97, 111 and 117), representing approximately 7.8% of the Cut-Off Date Pool Balance (9.4% of the Cut-Off Date Group 1 Balance), such ratios were calculated using “as stabilized” appraised values as opposed to “as is” appraised values. For purposes of determining the LTV ratios for 2 Mortgage Loans (loan numbers 57 and 164), representing 0.5% of the Cut-Off Date Pool Balance (0.6% of the Cut-Off Date Group 1 Balance), such ratios were adjusted by taking into account amounts available under certain letters of credit and/or cash reserves.

The sum of aggregate percentage calculations may not equal 100% due to rounding.

This material is for your private information, and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Loop Capital Markets, LLC (collectively, the ‘‘Underwriters’’) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (‘‘SEC’’) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a ‘‘when, as and if issued’’ basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any ‘‘indications of interest’’ expressed by you, and any ‘‘soft circles’’ generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income ‘‘tax treatment’’ and ‘‘tax structure’’ (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
Citigroup	Deutsche Bank Securities	Goldman, Sachs & Co.	Loop Capital Markets, LLC

Wachovia Bank Commercial Mortgage Trust

Commercial Mortgage Pass-Through Certificates Series 2006-C28

Mortgage Pool Characteristics as of the Cut-Off Date

ORIGINAL TERM TO MATURITY OR ARD

Range of Original Terms to Maturity or ARD (months)	Number of Mortgage Loans	Aggregate Cut-Off Date Balance	% of Initial Pool Balance	% of Group 1 Balance	% of Group 2 Balance
0 – 60	25	$596,698,386	16.6%	13.9%	29.6%
61 – 84	1	6,121,056	0.2	0.2	0.0
109 – 120	179	2,987,587,244	83.1	85.8	70.4
229 – 240	2	4,790,013	0.1	0.2	0.0
	207	$3,595,196,701	100.0%	100.0%	100.0%
Min: 60	Max: 240			Wtd. Average: 110

ORIGINAL AMORTIZATION TERM

Range of Original Amortization Terms (months)	Number of Mortgage Loans	Aggregate Cut-Off Date Balance	% of Initial Pool Balance	% of Group 1 Balance	% of Group 2 Balance
240 – 264	6	$19,238,788	0.5%	0.6%	0.0%
265 – 300	10	305,676,671	8.5	10.3	0.0
349 – 360	124	1,446,192,382	40.2	38.6	47.8
361 – 420	4	28,567,738	0.8	1.0	0.0
Varies	1	10,970,121	0.3	0.4	0.0
Non-Amortizing	62	1,784,551,000	49.6	49.1	52.2
	207	$3,595,196,701	100.0%	100.0%	100.0%
Min: 240*	Max: 420			Wtd. Average: 350*
*	Excludes the non-amortizing loans.

ORIGINAL INTEREST-ONLY TERM

Range of Interest-Only Periods (months)	Number of Mortgage Loans	Aggregate Cut-Off Date Balance	% of Initial Pool Balance	% of Group 1 Balance	% of Group 2 Balance
Amortizing – No Partial Interest Only Period	77	$534,544,701	14.9%	12.3%	26.9%
Partial Interest Only – Amortizing	68	1,276,101,000	35.5	38.5	20.9
1 – 12	5	32,315,000	0.9	0.5	2.7
13 – 24	14	181,718,000	5.1	6.0	0.6
25 – 36	14	189,085,000	5.3	5.9	2.3
37 – 48	7	227,675,000	6.3	5.5	10.5
49 – 60	25	518,070,000	14.4	16.4	4.8
73 – 84	2	124,563,000	3.5	4.2	0.0
85 – 96	1	2,675,000	0.1	0.1	0.0
Non-Amortizing	62	1,784,551,000	49.6	49.1	52.2
	207	$3,595,196,701	100.0%	100.0%	100.0%
Min: 12	Max: 96*			Wtd. Average: 50*
*	Partial Interest-Only period excludes non-amortizing loans and amortizing loans that do not benefit from a partial Interest-Only period.

SEASONING

Seasoning (months)	Number of Mortgage Loans	Aggregate Cut-Off Date Balance	% of Initial Pool Balance	% of Group 1 Balance	% of Group 2 Balance
0 – 12	207	$3,595,196,701	100.0%	100.0%	100.0%
	207	$3,595,196,701	100.0%	100.0%	100.0%
Min: 0	Max: 12			Wtd. Average: 1

The sum of aggregate percentage calculations may not equal 100% due to rounding.

REMAINING TERM TO MATURITY OR ARD

Range of Remaining Terms to Maturity or ARD (months)	Number of Mortgage Loans	Aggregate Cut-Off Date Balance	% of Initial Pool Balance	% of Group 1 Balance	% of Group 2 Balance
0 – 60	25	$596,698,386	16.6%	13.9%	29.6%
61 – 84	1	6,121,056	0.2	0.2	0.0
85 – 108	1	64,000,000	1.8	2.2	0.0
109 – 120	178	2,923,587,244	81.3	83.6	70.4
229 – 240	2	4,790,013	0.1	0.2	0.0
	207	$3,595,196,701	100.0%	100.0%	100.0%
Min: 55	Max: 239			Wtd. Average: 109

REMAINING STATED AMORTIZATION TERM

Range of Remaining Amortization Terms (Months)	Number of Mortgage Loans	Aggregate Cut-Off Date Balance	% of Initial Pool Balance	% of Group 1 Balance	% of Group 2 Balance
229 – 264	6	$19,238,788	0.5%	0.6%	0.0%
265 – 300	10	305,676,671	8.5	10.3	0.0
349 – 360	124	1,446,192,382	40.2	38.6	47.8
361 – 420	4	28,567,738	0.8	1.0	0.0
Varies	1	10,970,121	0.3	0.4	0.0
Non-Amortizing	62	1,784,551,000	49.6	49.1	52.2
	207	$3,595,196,701	100.0%	100.0%	100.0%
Min: 239*	Max: 420			Wtd. Average: 349*
*	Excludes the non-amortizing loans.

PREPAYMENT PROVISIONS SUMMARY

Prepayment Provisions	Number of Mortgage Loans	Aggregate Cut-Off Date Balance	% of Initial Pool Balance	% of Group 1 Balance	% of Group 2 Balance
Lockout/Defeasance/Open	170	$2,849,066,468	79.2%	83.5%	58.9%
Lockout/Yield Maintenance/Open	23	387,790,273	10.8	7.1	28.2
Yield Maintenance/Open	9	182,250,000	5.1	4.3	8.7
Yield Maintenance/Open or Lockout/Defeasance/Open	1	132,000,000	3.7	4.4	0.0
Lockout/Open	1	17,000,000	0.5	0.0	2.7
Lockout/Defeasance or Yield Maintenance/Open	1	12,100,000	0.3	0.4	0.0
Lockout/Defeasance/Prepayment Premium/Open	1	9,000,000	0.3	0.0	1.4
Lockout/Prepayment Premium/Open	1	5,989,959	0.2	0.2	0.0
Total	207	$3,595,196,701	100.0%	100.0%	100.0%

SHADOW RATED LOANS

Loan Name	Loan Amount	% of Initial Pool Balance	% of Group 1 Balance	% of Group 2 Balance	S&P	Moody's	Fitch
Montclair Plaza	$190,000,000	5.3%	6.4%	0.0%	BBB-	Baa3	BBB-
	$190,000,000	100.0%	100.0%	100.0%

This material is for your private information, and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Loop Capital Markets, LLC (collectively, the ‘‘Underwriters’’) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (‘‘SEC’’) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a ‘‘when, as and if issued’’ basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any ‘‘indications of interest’’ expressed by you, and any ‘‘soft circles’’ generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income ‘‘tax treatment’’ and ‘‘tax structure’’ (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
Citigroup	Deutsche Bank Securities	Goldman, Sachs & Co.	Loop Capital Markets, LLC

Wachovia Bank Commercial Mortgage Trust

Commercial Mortgage Pass-Through Certificates Series 2006-C28

Mortgage Pool Characteristics as of the Cut-Off Date

Twenty Largest Mortgage Loans

The following table and summaries describe the twenty largest Mortgage Loans or pools of Mortgage Loans in the Mortgage Pool by Cut-Off Date Balance:

Twenty Largest Mortgage Loans by Cut-Off Date Balance

Loan Name	Mortgage Loan Seller	Number of Mortgage Loans / Mortgaged Properties	Loan Group	Cut-Off Date Balance	% of Initial Pool Balance	% of Initial Group Balance	Property Type	Loan Balance Per SF/ Room/ Unit(1)(2)	Weighted Average DSCR(1)(4)	Cut-Off Date LTV Ratio(1)(3)(4)	LTV Ratio at Maturity or ARD(1)(3)(4)	Weighted Average Mortgage Rate
The Gas Company Tower	Nomura	1 / 1	1	$229,000,000	6.4%	7.7%	Office – CBD	$349	1.56x	75.1%	75.1%	5.102%
1180 Peachtree Street	Wachovia	1 / 1	1	193,850,000	5.4	6.5%	Office – CBD	$289	1.39x	70.5%	70.5%	5.690%
Montclair Plaza	Wachovia	1 / 1	1	190,000,000	5.3	6.4%	Retail – Anchored	$217	1.89x	50.1%	50.1%	5.788%
Four Seasons Resort and Club – Dallas, TX	Nomura	1 / 1	1	175,000,000	4.9	5.9%	Hospitality – Full Service	$490,196	1.51x	76.4%	76.4%	6.230%
311 South Wacker	Wachovia	1 / 1	1	158,600,000	4.4	5.3%	Office – CBD	$190	1.20x	79.5%	74.9%	6.570%
RLJ Hotel Pool	Wachovia	1 / 43	1	146,092,500	4.1	4.9%	Hospitality – Various	$92,936	1.37x	68.9%	63.1%	6.294%
500-512 Seventh Avenue	Wachovia	1 / 1	1	136,918,271	3.8	4.6%	Office – CBD	$234	1.17x	68.5%	52.7%	5.706%
Newport Bluffs	Wachovia	1 / 1	1	132,000,000	3.7	4.4%	Multifamily – Conventional	$250,951	1.35x	71.0%	71.0%	6.104%
Gateway Shopping Center	Nomura	1 / 1	1	87,000,000	2.4	2.9%	Retail – Anchored	$182	1.34x	66.4%	66.4%	5.890%
Embassy Suites – Washington, DC	Wachovia	1 / 1	1	65,000,000	1.8	2.2%	Hospitality – Full Service	$169,271	1.44x	65.9%	56.4%	5.930%

		10 /52		$1,513,460,771	42.1%				1.45x	69.5%	66.7%	5.886%

Westin – Falls Church, VA	Wachovia	1 / 1	1	$64,000,000	1.8%	2.2%	Hospitality – Full Service	$158,025	1.37x	66.7%	62.8%	5.510%
Brookfield Lakes Corporate Center	Wachovia	1 / 1	1	60,563,000	1.7	2.0%	Office – Suburban	$120	1.33x	75.2%	72.3%	5.610%
Intercontinental Multifamily Portfolio	Wachovia	4 / 4	2	59,000,000	1.6	9.5%	Multifamily – Conventional	$53,105	1.46x	76.3%	76.3%	5.930%
Jogani Portfolio 1	Nomura	9 / 9	2	57,231,900	1.6	9.2%	Multifamily – Conventional	$60,885	1.22x	74.8%	62.7%	5.596%
The Willows Shopping Center	Wachovia	1 / 1	1	56,000,000	1.6	1.9%	Retail – Anchored	$214	1.24x	67.1%	62.7%	5.900%
Jogani Portfolio 2	Nomura	11 / 11	2	55,957,500	1.6	9.0%	Multifamily – Conventional	$70,387	1.21x	74.5%	62.4%	5.590%
Personality Pool	Nomura	1 / 3	1	54,000,000	1.5	1.8%	Various – Various	$350	1.14x	65.9%	59.1%	6.550%
Traders Point Retail Center	Wachovia	1 / 1	1	48,000,000	1.3	1.6%	Retail – Anchored	$145	1.20x	80.0%	74.7%	5.860%
Carefree Alexander	Wachovia	1 / 1	2	43,969,000	1.2	7.1%	Multifamily – Independent Living	$93,155	1.22x	76.5%	76.5%	6.350%
Lakeside Pool	Wachovia	1 / 6	1	42,500,000	1.2	1.4%	Office – Suburban	$83	1.22x	74.9%	70.1%	6.070%

		31 / 38		$541,221,400	15.1%				1.27x	73.0%	67.7%	5.872%

		41 / 90		$2,054,682,171	57.2%				1.40x	70.4%	66.9%	5.882%

(1)	Each of The Gas Company Tower Loan, the 311 South Wacker Loan, the RLJ Hotel Pool Loan, the 500-512 Seventh Avenue Loan and the Newport Bluffs Loan is part of a split loan structure that includes one or more pari passu companion loans that are not included in the Trust Fund. With respect to these Mortgage Loans, unless otherwise specified, the calculations of LTV ratios, DSC ratios and Loan Balance per square foot/room/unit are based on the aggregate indebtedness of or debt service on, as applicable, each such Mortgage Loan and the related pari passu companion loan, but not any related subordinate companion loan.
(2)	With respect to the Personality Pool Loan, the Loan Balance per square foot was calculated based upon the total square footage of the hospitality and retail space of 154,493 square feet derived from the engineering report of the respective Mortgaged Properties dated August 2, 2006.
(3)	The appraised value for the mortgaged properties with respect to the RLJ Hotel Pool Loan and the Traders Point Retail Center Loan are based upon an “as-stabilized” basis.
(4)	With respect to the Four Seasons Resort and Club - Dallas, TX Loan, unless otherwise specified, the calculation of LTV ratios, DSC ratio and Loan Balance per room are based upon the pooled component only and exclude the non-pooled component.

This material is for your private information, and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Loop Capital Markets, LLC (collectively, the ‘‘Underwriters’’) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (‘‘SEC’’) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a ‘‘when, as and if issued’’ basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any ‘‘indications of interest’’ expressed by you, and any ‘‘soft circles’’ generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income ‘‘tax treatment’’ and ‘‘tax structure’’ (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
Citigroup	Deutsche Bank Securities	Goldman, Sachs & Co.	Loop Capital Markets, LLC

Wachovia Bank Commercial Mortgage Trust

Commercial Mortgage Pass-Through Certificates Series 2006-C28

The Gas Company Tower

This material is for your private information, and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Loop Capital Markets, LLC (collectively, the ‘‘Underwriters’’) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (‘‘SEC’’) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a ‘‘when, as and if issued’’ basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any ‘‘indications of interest’’ expressed by you, and any ‘‘soft circles’’ generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income ‘‘tax treatment’’ and ‘‘tax structure’’ (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
Citigroup	Deutsche Bank Securities	Goldman, Sachs & Co.	Loop Capital Markets, LLC

Wachovia Bank Commercial Mortgage Trust

Commercial Mortgage Pass-Through Certificates Series 2006-C28

The Gas Company Tower

This material is for your private information, and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Loop Capital Markets, LLC (collectively, the ‘‘Underwriters’’) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (‘‘SEC’’) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a ‘‘when, as and if issued’’ basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any ‘‘indications of interest’’ expressed by you, and any ‘‘soft circles’’ generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income ‘‘tax treatment’’ and ‘‘tax structure’’ (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
Citigroup	Deutsche Bank Securities	Goldman, Sachs & Co.	Loop Capital Markets, LLC

Wachovia Bank Commercial Mortgage Trust

Commercial Mortgage Pass-Through Certificates Series 2006-C28

The Gas Company Tower

Loan Information
Mortgage Loan Seller		Nomura
Cut-Off Date Balance		$229,000,000
Percentage of Cut-Off Date Pool Balance		6.4%
Number of Mortgage Loans		1
Loan Purpose		Refinance
Sponsor		Maguire Properties, L.P.
Type of Security		Fee
Mortgage Rate		5.102%
Maturity Date		August 11, 2016
Amortization Type		Interest-Only
Interest Only Period		120
Original Term / Amortization		120 / IO
Remaining Term /Amortization		118 / IO
Lockbox(1)		Yes

Up-Front Reserves
Tax/Insurance	Yes
TI/LC(2)	$4,500,000
Engineering	$35,500
Environmental	$3,750

Ongoing Annual Reserves
Tax/Insurance	Yes
TI/LC	$2,052,000

Additional Financing	Pari Passu Debt	$229,000,000

		Pari Passu Notes(3)
Cut-Off Date Balance		$458,000,000
Cut-Off Date Balance/SF		$349
Cut-Off Date LTV		75.1%
Maturity Date LTV		75.1%
UW DSCR on NCF		1.56x
(1)	A cashflow sweep for Southern California Gas Company (“SCGC”) shall be triggered at the earlier of the following: (i) 18 months prior to the expiration of the “SCGC” lease if the lease extension option has not been exercised or (ii) SCGC vacating or giving notice to vacate. Funds will be released under the following conditions: (i) SCGC exercises its renewal option pursuant to the lease, or (ii) Maguire Properties enters into one or more leases with other tenant(s) occupying all of the SCGC space at a minimum of the rent payments under the SCGC lease, or (iii) Maguire Properties enters into lease(s) on the SCGC space with rental income sufficient to achieve a minimum DSC ratio of 1.20x based on the actual constant on a 30-year amortization schedule or (iv) the underwritten Net Cashflow supports a minimum 1.20x DSC ratio based on the actual constant on a 30-year amortization schedule. A cashflow sweep will also commence if SCGC’s credit rating is downgraded below BBB- (or its equivalent) by any one of Moody’s, S&P, Fitch or other nationally recognized Rating Agency (a “Downgrade Sweep Event”). If a lease guarantee is provided by SCGC’s parent company for all of its leased premises, the higher rating of SCGC or the parent company will be utilized. In the instance of a Downgrade Sweep Event, deposits will be capped at $30,000,000 ($60,000,000 if the subject rating falls below BB-) so long as the tenant is not more than 60 days delinquent on its rent payments. The sweep pursuant to a Downgrade Sweep Event will terminate and funds will be released to Maguire Properties once SCGC’s credit rating improves to BBB- or better and the underwritten Net Cash Flow supports a minimum 1.20 DSC ratio for four consecutive quarters following the occurrence of the event.
(2)	An upfront reserve of $4 million was collected to fund the “Jones Day Upfront TI/LC Reserve”. Funds will be released to borrower for reimbursement of tenant improvements and leasing commissions and will be replenished at a rate of $1.50 psf per annum upon withdrawal up to a cap of $4 million. In addition, $0.5 million was funded into a separate Tenant Improvement and Leasing Commission Reserve (“Sidley Upfront TILC Reserve”). Funds will be released to borrower for reimbursement of tenant improvements and leasing commissions relating to Sidley Austin LLP’s space.
(3)	LTV ratios, DSC ratio and Cut-Off Date Balance/SF were derived based upon the aggregate indebtedness, or debt service on, of The Gas Company Tower Loan and The Gas Company Tower Pari Passu Companion Loan.

Property Information
Number of Mortgaged Properties	1
Location	Los Angeles, CA
Property Type	Office – CBD
Size (SF)	1,313,409
Occupancy as of May 31, 2006	96.2%
Year Built/Year Renovated	1991/NA
Appraised Value	$610,000,000
Property Management	Maguire Properties, L.P.
UW Economic Occupancy	95.5%
UW Revenues	$59,229,600
UW Total Expenses	$20,443,924
UW Net Operating Income (NOI)	$38,785,676
UW Net Cash Flow (NCF)	$36,855,204

This material is for your private information, and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Loop Capital Markets, LLC (collectively, the ‘‘Underwriters’’) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (‘‘SEC’’) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a ‘‘when, as and if issued’’ basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any ‘‘indications of interest’’ expressed by you, and any ‘‘soft circles’’ generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income ‘‘tax treatment’’ and ‘‘tax structure’’ (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
Citigroup	Deutsche Bank Securities	Goldman, Sachs & Co.	Loop Capital Markets, LLC

Wachovia Bank Commercial Mortgage Trust

Commercial Mortgage Pass-Through Certificates Series 2006-C28

The Gas Company Tower

Tenant Summary
Tenant	Ratings(1) Moody's/S&P/ Fitch	Net Rentable Area (SF)	% of Net Rentable Area	Base Rent PSF	Annual Base Rent	% of Total Annual Base Rent	Lease Expiration
Major Tenants
Southern California Gas Company	A2/A/AA-	576,516	43.9%	$26.02	$15,000,156	49.5%	November 2011
Morrison & Foerster, LLP	NR/NR/NR	192,775	14.7	$27.65	5,329,600	17.6	Multiple Spaces(2)
Sidley Austin LLP	NR/NR/NR	152,413	11.6	$12.22	1,862,680	6.1	Multiple Spaces(3)
Jones, Day, Reavis & Pogue	NR/NR/NR	152,166	11.6	$32.74	4,982,380	16.4	November 2006(4)
Latham & Watkins	NR/NR/NR	85,966	6.5	$12.03	1,033,968	3.4	Multiple Spaces(5)

Total Major Tenants		1,159,836	88.3%	$24.32	$28,208,784	93.1%
Non-Major Tenants		103,792	7.9	$20.21	2,097,169	6.9

Occupied Total		1,263,628	96.2%	$23.98	$30,305,953	100.0%

Vacant Space		49,781	3.8

Property Total		1,313,409	100.0%

(1)	Certain ratings are those of the parent whether or not the parent guarantees the lease.
(2)	Under the terms of multiple leases, approximately 53,999 square feet expire in October 2006 and approximately 138,776 square feet expire in September 2013. Approximately 53,999 square feet of office space is currently subleased to Regents Business Center who has signed a new direct lease expiring in 2013.
(3)	Under the terms of multiple leases, approximately 24,774 square feet expire in February 2007, approximately 1,636 square feet expire in December 2008 and approximately 126,003 square feet expire in December 2023. Of the approximately 126,003 square feet, Sidley Austin LLP has renewed on their existing space with a lease expiration in 2023 and agreed to expand into Jones, Day, Reavis & Pogue’s space consisting of the entire 43rd floor in March 2007 and the entire 44th floor in March 2009.
(4)	Jones, Day, Reavis & Pogue has indicated that they do not intend to renegotiate their lease after the current term. A master lease (the “Jones Day Master Lease”) was entered with Maguire Properties, L.P. with respect to this space at a rate of $42.50 full service gross. The mortgagee will release the Jones Day Master Lease under the following conditions: A newly executed lease(s) yielding comparable gross rent payments on minimum 5-year terms, (ii) Borrower entering into leases on the Jones Day space (or any portion thereof) at rents sufficient to achieve a minimum DSC ratio equal to 1.20x based on a 30-year amortization schedule, (iii) the underwritten net cashflow supports a minimum 1.20x DSC ratio based on a 30-year amortization schedule without giving credit to the Jones Day Master Lease or (iv) 5 years from origination.
(5)	Under the terms of multiple leases, approximately 2,000 square feet expire on a month to month basis and approximately 83,966 square feet expire in April 2014.

Lease Expiration Schedule
Year	# of Leases Expiring	WA Base Rent/SF Expiring	Total SF Expiring	% of Total SF Expiring*	Cumulative % of SF Expiring*	% of Base Rent Expiring*	Cumulative % of Base Rent Expiring*
2006	8	$30.80	213,402	16.2%	16.2%	21.7%	21.7%
2007	5	$18.57	109,950	8.4%	24.6%	6.7%	28.4%
2008	2	$22.35	4,442	0.3%	25.0%	0.3%	28.8%
2009	2	$27.38	10,573	0.8%	25.8%	1.0%	29.7%
2010	0	$0.00	0	0.0%	25.8%	0.0%	29.7%
2011	1	$26.02	576,516	43.9%	69.7%	49.5%	79.2%
2012	0	$0.00	0	0.0%	69.7%	0.0%	79.2%
2013	1	$27.51	138,776	10.6%	80.2%	12.6%	91.8%
2014	1	$12.31	83,966	6.4%	86.6%	3.4%	95.2%
2015	0	$0.00	0	0.0%	86.6%	0.0%	95.2%
2016	0	$0.00	0	0.0%	86.6%	0.0%	95.2%
Thereafter	1	$11.51	126,003	9.6%	96.2%	4.8%	100.0%
Vacant	0	NA	49,781	3.8%	100.0%	0.0%	100.0%
*	Calculated based upon the approximate square footage occupied by each tenant

This material is for your private information, and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Loop Capital Markets, LLC (collectively, the ‘‘Underwriters’’) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (‘‘SEC’’) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a ‘‘when, as and if issued’’ basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any ‘‘indications of interest’’ expressed by you, and any ‘‘soft circles’’ generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income ‘‘tax treatment’’ and ‘‘tax structure’’ (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
Citigroup	Deutsche Bank Securities	Goldman, Sachs & Co.	Loop Capital Markets, LLC

Wachovia Bank Commercial Mortgage Trust

Commercial Mortgage Pass-Through Certificates Series 2006-C28

The Gas Company Tower

•	The Loan. The Mortgage Loan (“The Gas Company Tower Loan”) is secured by a first mortgage encumbering an office building located in Los Angeles, California. The Gas Company Tower Loan represents approximately 6.4% of the Cut-Off Date Pool Balance. The Gas Company Tower Loan was originated on August 7, 2006, and has a principal balance as of the Cut-Off Date of $229,000,000. The Gas Company Tower Loan, which is evidenced by a pari passu note, dated August 7, 2006, is a portion of a whole loan with an original principal balance of $458,000,000. The other loan related to The Gas Company Tower loan is evidenced by a separate note, dated August 7, 2006 (“The Gas Company Tower Pari Passu Companion Loan” and together with The Gas Company Tower Loan, “The Gas Company Tower Whole Loan”), with an original principle balance of $229,000,000. The Gas Company Tower Pari Passu Companion Loan will not be an asset of the Trust Fund. The Gas Company Tower Loan and The Gas Company Tower Pari Passu Companion Loan are governed by an intercreditor and servicing agreement and will be serviced pursuant to the terms of the pooling and servicing agreement relating to the J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass Through Certificates, Series 2006-LDP8 transaction, as described under “DESCRIPTION OF THE MORTGAGE POOL—Co-Lender Loans” in the Prospectus Supplement. The Gas Company Tower Loan provides for interest-only payments for the entire term.

The Gas Company Tower Loan has a remaining term of 118 months and matures on September 11, 2016. The Gas Company Tower Loan may be prepaid on or after May 11, 2016, and permits defeasance with United States government obligations beginning two years after the Closing Date.

•	The Borrowers. The borrowers are Maguire Properties-555 W. Fifth, LLC and Maguire Properties-350 S. Figueroa, LLC, each a special purpose entity. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the Gas Company Tower Loan. The sponsor of the borrowers is Maguire Properties L.P., a Maryland limited partnership, of which Maguire Properties, Inc. (“Maguire Properties”) is the sole general partner. Maguire Properties, a publicly traded REIT (NYSE: MPG), is one of the nation’s largest developers of institutional quality office and mixed-use properties. As of June 24, 2006, Maguire Properties was trading on the NYSE at $36.80 per share with a market capitalization of $1.70 billion. Maguire Properties owns approximately 14.8 million square feet of office space contained within 23 properties, as well as one 350-room hotel.

•	The Property. The Mortgaged Property is an approximately 1,313,409 square foot Class “A” office building located in the central part of the downtown Los Angeles, California market area which is anchored by the central business district (CBD). Included in the collateral is the World Trade Center garage, an off-site 6-story parking garage which is available to The Gas Company Tower tenants and provides a total of 1,193 additional spaces. The Gas Company Tower features an additional seven-level subterranean garage underneath with 979 spaces. The 54-story office building, which is comprised predominately of single-tenant floors and concourse levels with retail shops and a bank, is one of the premier office buildings in downtown Los Angeles. The lobby features a 26-foot high vaulted wood ceiling and a fountain. The Mortgaged Property features Indiana limestone walls, patterned marble/granite floors, and state-of-the-art HVAC and security systems. The Gas Company Tower has a cutting edge architectural design and flexibility, which allows for large single- and multi-tenant floor plates and panoramic views of the greater Los Angeles basin. The Mortgaged Property was constructed in 1991. As of May 31, 2006, the occupancy rate for the Mortgaged Property securing The Gas Company Tower Loan was approximately 96.2%.

The Mortgaged Property is currently leased to multiple tenants including Southern California Gas Company (“SCGC”). SCGC is a principal subsidiary of Sempra Energy, which is publicly traded on the NYSE (SRE). As of September 11, 2006, Sempra Energy was rated “Baa1” (Moody’s), “BBB+” (S&P) and “A” (Fitch). In occupancy since 1991, SCGC currently occupies 576,516 square feet (or approximately 43.9% of the net rentable area) at The Gas Company Tower. The SCGC lease expires in November 2011 and includes six 5-year renewal options. Founded in 1886 and

This material is for your private information, and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Loop Capital Markets, LLC (collectively, the ‘‘Underwriters’’) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (‘‘SEC’’) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a ‘‘when, as and if issued’’ basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any ‘‘indications of interest’’ expressed by you, and any ‘‘soft circles’’ generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income ‘‘tax treatment’’ and ‘‘tax structure’’ (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
Citigroup	Deutsche Bank Securities	Goldman, Sachs & Co.	Loop Capital Markets, LLC

Wachovia Bank Commercial Mortgage Trust

Commercial Mortgage Pass-Through Certificates Series 2006-C28

The Gas Company Tower

headquartered at The Gas Company Tower, Southern California Gas Company is the nation’s largest natural gas distribution utility, serving 19.5 million people. SCGC distributes natural gas to 5.4 million residential, commercial, and industrial customers throughout the southern half of California. SCGC owns and operates more than 95,000 miles of gas distribution mains and service lines, as well as nearly 3,000 miles of transmission and storage pipeline. In total, the company delivers nearly 1 trillion cubic feet of gas annually, or 5% of all the natural gas delivered in the United States. The utility also owns gas transmission compressor stations and underground storage facilities. With 6,448 employees, SCGC generated over $3.9 billion in revenues in 2004 and net income of $233 million, which represented an 11% increase over 2003.

Additional tenants in the building include three major law firms in the United States: Morrison & Foerster LLP (“MoFo”), Sidley Austin LLP (“Sidley”) and Latham & Watkins. MoFo is a leading United States-based law firm that offers comprehensive legal services to domestic and international clients, specializing in financial services, life sciences, technology and intellectual property. Founded in San Francisco in 1883, MoFo employs over 1,000 attorneys in nineteen offices at various locations in the United States and international offices in Beijing, Brussels, Hong Kong, London, Shanghai, Singapore and Tokyo. MoFo was named a Top Ten IPO law firm by IPO Vital Signs in 2004. Sidley is one of the world’s largest law firms. With over 1,600 lawyers and 15 offices in North America, Europe and Asia, Sidley has a significant capital markets practice and a broad transactional practice. The company’s practice disciplines include corporate and securities, mergers and acquisitions, securitization, intellectual property, funds and other pooled investments, bankruptcy and corporate reorganization, bank and commercial lending, public finance, real estate, tax and employee benefits.

•	Lockbox Account. All tenant payments due under the applicable tenant leases are deposited into a mortgagee-designated lockbox account.

•	Management. Maguire Properties, L.P., the sponsor, is the property manager for the Mortgaged Property securing The Gas Company Tower Loan.

This material is for your private information, and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Loop Capital Markets, LLC (collectively, the ‘‘Underwriters’’) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (‘‘SEC’’) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a ‘‘when, as and if issued’’ basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any ‘‘indications of interest’’ expressed by you, and any ‘‘soft circles’’ generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income ‘‘tax treatment’’ and ‘‘tax structure’’ (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
Citigroup	Deutsche Bank Securities	Goldman, Sachs & Co.	Loop Capital Markets, LLC

Wachovia Bank Commercial Mortgage Trust

Commercial Mortgage Pass-Through Certificates Series 2006-C28

1180 Peachtree Street

This material is for your private information, and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Loop Capital Markets, LLC (collectively, the ‘‘Underwriters’’) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (‘‘SEC’’) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a ‘‘when, as and if issued’’ basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any ‘‘indications of interest’’ expressed by you, and any ‘‘soft circles’’ generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income ‘‘tax treatment’’ and ‘‘tax structure’’ (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
Citigroup	Deutsche Bank Securities	Goldman, Sachs & Co.	Loop Capital Markets, LLC

Wachovia Bank Commercial Mortgage Trust

Commercial Mortgage Pass-Through Certificates Series 2006-C28

1180 Peachtree Street

This material is for your private information, and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Loop Capital Markets, LLC (collectively, the ‘‘Underwriters’’) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (‘‘SEC’’) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a ‘‘when, as and if issued’’ basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any ‘‘indications of interest’’ expressed by you, and any ‘‘soft circles’’ generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income ‘‘tax treatment’’ and ‘‘tax structure’’ (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
Citigroup	Deutsche Bank Securities	Goldman, Sachs & Co.	Loop Capital Markets, LLC

Wachovia Bank Commercial Mortgage Trust

Commercial Mortgage Pass-Through Certificates Series 2006-C28

1180 Peachtree Street

Loan Information
Mortgage Loan Seller		Wachovia
Cut-Off Date Balance		$193,850,000
Percentage of Cut-Off Date Pool Balance		5.4%
Number of Mortgage Loans		1
Loan Purpose		Acquisition
Sponsor		GE Pension Trust
Type of Security		Fee
Mortgage Rate		5.690%
Maturity Date		October 11, 2016
Amortization Type		Interest-Only
Interest Only Period		120
Original Term / Amortization		120 / IO
Remaining Term / Amortization		120 / IO
Lockbox		Yes

Up-Front Reserves
TI/LC	$3,600,000
Rent Abatement Reserve(1)	$861,699

Ongoing Annual Reserves
Tax/Insurance(2)	Springing
Replacement(3)	$66,971

Additional Financing(4)		None

Cut-Off Date Balance		$193,850,000
Cut-Off Date Balance/SF		$289
Cut-Off Date LTV		70.5%
Maturity Date LTV		70.5%
UW DSCR on NCF		1.39x
(1)	Represents the total rent concession for tenants which have a full or partial abatement of rent. The reserve will be released on a per tenant basis at such time that (a) the tenant has commenced paying unabated rent and (b) the borrower has provided an estoppel acceptable to the mortgagee.
(2)	Ongoing monthly tax and insurance reserves will be required upon an event of default or upon certain other conditions as described in the related Mortgage Loan documents.
(3)	Commencing November 2008.
(4)	Future mezzanine debt is permitted subject to a combined maximum LTV ratio of 75.0% and a combined minimum DSC ratio of 1.20x as described in the related Mortgage Loan documents.
(5)	Including additional space required to be occupied in the future (no later than September 2009) by certain existing tenants, the Mortgaged Property is currently approximately 86.5% leased.

Property Information
Number of Mortgaged Properties	1
Location	Atlanta, GA
Property Type	Office – CBD
Size (SF)	669,711
Occupancy as of August 1, 2006(5)	80.7%
Year Built / Year Renovated	2006 / NA
Appraised Value	$275,000,000
Property Management	Hines Interests Limited Partnership
UW Economic Occupancy	90.0%
UW Revenues	$23,009,207
UW Total Expenses	$7,548,874
UW Net Operating Income (NOI)	$15,460,333
UW Net Cash Flow (NCF)	$15,350,694

This material is for your private information, and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Loop Capital Markets, LLC (collectively, the ‘‘Underwriters’’) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (‘‘SEC’’) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a ‘‘when, as and if issued’’ basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any ‘‘indications of interest’’ expressed by you, and any ‘‘soft circles’’ generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income ‘‘tax treatment’’ and ‘‘tax structure’’ (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
Citigroup	Deutsche Bank Securities	Goldman, Sachs & Co.	Loop Capital Markets, LLC

Wachovia Bank Commercial Mortgage Trust

Commercial Mortgage Pass-Through Certificates Series 2006-C28

1180 Peachtree Street

Tenant Summary
Tenant	Ratings Moody's/S&P/Fitch	Net Rentable Area (SF)	% of Net Rentable Area	Base Rent PSF	Annual Base Rent	% of Total Annual Base Rent	Lease Expiration
Major Tenants
King & Spalding(1)	NR/NR/NR	418,340	62.5%	$23.86	$9,981,592	79.4%	March 2021
Navigant	NR/NR/NR	15,885	2.4	$20.50	325,643	2.6	April 2014
Allsteel	NR/NR/NR	15,769	2.4	$18.50	291,727	2.3	June 2018
Earnest Partners(2)	NR/NR/NR	13,762	2.1	$23.60	324,783	2.6	November 2016
Trois	NR/NR/NR	13,545	2.0	$24.11	326,570	2.6	October 2016

Total Major Tenants		477,301	71.3%	$23.57	$11,250,315	89.4%
Non-Major Tenants		63,040	9.4	$21.07	1,328,444	10.6

Occupied Total		540,341	80.7%	$23.28	$12,578,758	100.0%

Vacant Space		129,370	19.3

Property Total		669,711	100.0%

(1)	Per the terms of their lease, King & Spalding is required to take on an additional 21,904 square feet by April 2009. Upon occupancy of this space, the tenant will occupy approximately 65.7% of the net rentable area through March 2021.
(2)	Per the terms of their lease, Earnest Partners is required to take on an additional 3,228 square feet by March 2009. Upon occupancy of this space, the tenant will occupy approximately 2.5% of the net rentable area through November 2016.

Lease Expiration Schedule
Year	# of Leases Expiring	WA Base Rent/SF Expiring	Total SF Expiring	% of Total SF Expiring*	Cumulative % of SF Expiring*	% of Base Rent Expiring*	Cumulative % of Base Rent Expiring*
2006	0	$0.00	0	0.0%	0.0%	0.0%	0.0%
2007	0	$0.00	0	0.0%	0.0%	0.0%	0.0%
2008	0	$0.00	0	0.0%	0.0%	0.0%	0.0%
2009	0	$0.00	0	0.0%	0.0%	0.0%	0.0%
2010	0	$0.00	0	0.0%	0.0%	0.0%	0.0%
2011	0	$0.00	0	0.0%	0.0%	0.0%	0.0%
2012	1	$18.75	3,562	0.5%	0.5%	0.5%	0.5%
2013	0	$0.00	0	0.0%	0.5%	0.0%	0.5%
2014	1	$20.50	15,885	2.4%	2.9%	2.6%	3.1%
2015	1	$17.25	10,244	1.5%	4.4%	1.4%	4.5%
2016	9	$24.90	56,071	8.4%	12.8%	11.1%	15.6%
Thereafter	23	$23.35	454,579	67.9%	80.7%	84.4%	100.0%
Vacant	0	NA	129,370	19.3%	100.0%	0.0%	100.0%
*	Calculated based upon approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Loop Capital Markets, LLC (collectively, the ‘‘Underwriters’’) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (‘‘SEC’’) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a ‘‘when, as and if issued’’ basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any ‘‘indications of interest’’ expressed by you, and any ‘‘soft circles’’ generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income ‘‘tax treatment’’ and ‘‘tax structure’’ (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
Citigroup	Deutsche Bank Securities	Goldman, Sachs & Co.	Loop Capital Markets, LLC

Wachovia Bank Commercial Mortgage Trust

Commercial Mortgage Pass-Through Certificates Series 2006-C28

1180 Peachtree Street

•	The Loan. The Mortgage Loan (the “1180 Peachtree Street Loan”) is secured by a first fee deed to secure debt encumbering an office building located in Atlanta, Georgia. The 1180 Peachtree Street Loan represents approximately 5.4% of the Cut-Off Date Pool Balance. The 1180 Peachtree Street Loan was originated on September 22, 2006, and has a principal balance as of the Cut-Off Date of $193,850,000. The 1180 Peachtree Street Loan provides for interest-only payments for the entire loan term.

The 1180 Peachtree Street Loan has a remaining term of 120 months and matures on October 11, 2016. The 1180 Peachtree Street Loan may be prepaid on or after July 11, 2016, and permits defeasance with United States government obligations beginning two years after the Closing Date.

•	The Borrower. The borrower is 1180 Peachtree Office Investors, LLC, a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the 1180 Peachtree Street Loan. The sponsor of the borrower is the General Electric Pension Trust (the “GE Trust”). The GE Trust is a contributory defined plan for the benefit of eligible employees of General Electric Company (“GE”) and its participating affiliate companies. The plan invests its funds through GE Trust, which reports assets in excess of $50 billion. The trustees of the GE Trust are officers of GE Asset Management (“GEAM”), a wholly owned subsidiary of GE. GEAM has been responsible for handling the real estate investments of GE since 1953, and currently manages in excess of $6 billion in real estate assets worldwide.

•	The Property. The Mortgaged Property is an approximately 669,711 square foot office building situated on approximately 2.4 acres. The Mortgaged Property was constructed in 2006. The Mortgaged Property is located in Atlanta, Georgia. As of August 1, 2006, the occupancy rate for the Mortgaged Property securing the 1180 Peachtree Street Loan was approximately 80.7%. Including additional space required to be occupied in the future by certain existing tenants, the Mortgaged Property is approximately 86.5% leased.

The largest tenant is King & Spalding L.L.P. (“King & Spalding”), occupying approximately 418,340 square feet, or approximately 62.5% of the net rentable area. King & Spalding is obligated to occupy an additional 21,904 square feet or 3.3% of the net rentable area by April 2009. King & Spalding is a large law firm with over 800 attorneys, servicing multinational corporations, as well as small and mid-size regional companies. In addition to its world headquarters location in the Mortgaged Property where it employs approximately 450 attorneys, King & Spalding operates offices in Houston, London, New York and Washington, DC. The King & Spalding leases expire in March 2021. The second largest tenant is Navigant Consulting, Inc. (“Navigant”), who as of January 2007 will occupy approximately 15,885 square feet, or approximately 2.4% of the net rentable area. Navigant is a specialized independent consulting firm providing litigation, financial, restructuring, energy and operational consulting services to government agencies, legal counsel and large companies facing the challenges of uncertainty, risk, distress and significant change. The Navigant lease expires in April 2014. The third largest tenant is Allsteel Inc. (“Allsteel”), occupying approximately 15,769 square feet, or approximately 2.4% of the net rentable area. Allsteel designs, builds and delivers office furniture and is one of the largest office furniture manufacturers in North America. Allsteel is a subsidiary of HNI Corporation (“HNI”) which is a leading U.S. manufacturer of office furniture. The Allsteel lease expires in June 2018.

•	Lockbox Account. All tenant payments due under the applicable leases are deposited into a mortgagee-designated lockbox account.

•	Management. Hines Interests Limited Partnership (“Hines”), a subsidiary of Hines Development, was the original developer and continues to serve as the property manager for the Mortgaged Property securing the 1180 Peachtree Street Loan. Hines is a privately owned, international real estate firm with a presence in more than 85 cities and 15 countries and has provided services for nearly 50 years. Hines controls assets valued at approximately $12.5 billion with a portfolio of projects under way consisting of almost 900 properties and over 93 million square feet under management.

This material is for your private information, and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Loop Capital Markets, LLC (collectively, the ‘‘Underwriters’’) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (‘‘SEC’’) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a ‘‘when, as and if issued’’ basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any ‘‘indications of interest’’ expressed by you, and any ‘‘soft circles’’ generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income ‘‘tax treatment’’ and ‘‘tax structure’’ (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
Citigroup	Deutsche Bank Securities	Goldman, Sachs & Co.	Loop Capital Markets, LLC

Wachovia Bank Commercial Mortgage Trust

Commercial Mortgage Pass-Through Certificates Series 2006-C28

THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Loop Capital Markets, LLC (collectively, the ‘‘Underwriters’’) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (‘‘SEC’’) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a ‘‘when, as and if issued’’ basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any ‘‘indications of interest’’ expressed by you, and any ‘‘soft circles’’ generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income ‘‘tax treatment’’ and ‘‘tax structure’’ (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
Citigroup	Deutsche Bank Securities	Goldman, Sachs & Co.	Loop Capital Markets, LLC

Wachovia Bank Commercial Mortgage Trust

Commercial Mortgage Pass-Through Certificates Series 2006-C28

Montclair Plaza

This material is for your private information, and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Loop Capital Markets, LLC (collectively, the ‘‘Underwriters’’) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (‘‘SEC’’) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a ‘‘when, as and if issued’’ basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any ‘‘indications of interest’’ expressed by you, and any ‘‘soft circles’’ generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income ‘‘tax treatment’’ and ‘‘tax structure’’ (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
Citigroup	Deutsche Bank Securities	Goldman, Sachs & Co.	Loop Capital Markets, LLC

Wachovia Bank Commercial Mortgage Trust

Commercial Mortgage Pass-Through Certificates Series 2006-C28

Montclair Plaza

This material is for your private information, and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Loop Capital Markets, LLC (collectively, the ‘‘Underwriters’’) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (‘‘SEC’’) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a ‘‘when, as and if issued’’ basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any ‘‘indications of interest’’ expressed by you, and any ‘‘soft circles’’ generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income ‘‘tax treatment’’ and ‘‘tax structure’’ (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
Citigroup	Deutsche Bank Securities	Goldman, Sachs & Co.	Loop Capital Markets, LLC

Wachovia Bank Commercial Mortgage Trust

Commercial Mortgage Pass-Through Certificates Series 2006-C28

Montclair Plaza

Loan Information
Mortgage Loan Seller		Wachovia
Cut-off Date Balance		$190,000,000
Percentage of Cut-Off Date Pool Balance		5.3%
Number of Mortgage Loans		1
Loan Purpose		Refinance
Sponsor	General Growth Properties, Inc.
Type of Security		Fee
Free Release(1)		Yes
Mortgage Rate		5.788%
Maturity Date		September 11, 2011
Amortization Type		Interest-Only
Interest-Only Period		60
Original Term / Amortization		60 / IO
Remaining Term / Amortization		59 / IO
Lockbox		Yes
Shadow Rating (Moody’s/S&P/Fitch)(2)		Baa3/BBB-/BBB-

Up-Front Reserves	None

Ongoing Annual Reserves
Tax/Insurance(3)	Springing
Replacement(4)	Springing
TI/LC(5)	Springing

Additional Financing(6)	B-Note	$75,000,000

	Trust Asset	Whole Mortgage Loan
Cut-Off Date Balance	$190,000,000	$265,000,000
Cut-Off Date Balance/SF	$217	$303
Cut-Off Date LTV	50.1%	69.8%
Maturity Date LTV	50.1%	69.8%
UW DSCR on NCF	1.89x	1.36x
(1)	The Montclair Plaza Loan allows for the free release of the anchor release parcel and all the improvements thereon subject to certain requirements specified in the related Mortgage Loan documents including: (i) delivery of a payment guaranty in the amount of $15,000,000 to be provided by GGP LP, (ii) a DSC ratio test of at least 1.35x on the whole loan amount of $265,000,000 and (iii) a NOI test of at least $20,800,000 for the twelve month period immediately prior to the release. In addition, the Montclair Plaza Loan allows for the free release of a vacant unimproved parcel subject to certain conditions specified in the related Mortgage Loan documents.
(2)	Moody’s, S&P and Fitch have confirmed that the Montclair Plaza Loan has, in the context of its inclusion in the Trust Fund, credit characteristics consistent with an investment grade obligation.
(3)	Ongoing tax and insurance reserves will be required upon an event of default as described in the related Mortgage Loan documents.
(4)	An annual deposit of $150,615 to the replacement reserve account springs into effect upon the occurrence of certain trigger events as described in the related Mortgage Loan documents, and is capped at $154,215.
(5)	An annual deposit of $437,150 to the TI/LC reserve springs into effect upon the occurrence of certain trigger events as described in the related Mortgage Loan documents, and is capped at $437,150.
(6)	Future mezzanine debt is permitted subject to a combined maximum LTV ratio of 70.0% and a combined minimum DSC ratio of 1.30x as described in the related Mortgage Loan documents. Unsecured debt is permitted up to 7.5% of the original loan amount.
(7)	The calculation of occupancy percentage excludes the vacant anchor pad of approximately 145,820 square feet formerly owned and occupied by Macy’s, and recently purchased by General Growth Properties, Inc. (“GGP”). Including this space, the occupancy percent would be approximately 82.6%.

Property Information
Number of Mortgaged Properties	1
Location	Montclair, CA
Property Type	Retail – Anchored
Size (SF)	875,085
Occupancy as of July 27, 2006(7)	99.1%
Year Built / Year Renovated	1968 / 1997
Appraised Value	$379,500,000
Property Management	General Growth Management, Inc.
UW Economic Occupancy	97.5%
UW Revenues	$29,516,823
UW Total Expenses	$8,258,217
UW Net Operating Income (NOI)	$21,258,605
UW Net Cash Flow (NCF)	$20,789,943

This material is for your private information, and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Loop Capital Markets, LLC (collectively, the ‘‘Underwriters’’) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (‘‘SEC’’) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a ‘‘when, as and if issued’’ basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any ‘‘indications of interest’’ expressed by you, and any ‘‘soft circles’’ generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income ‘‘tax treatment’’ and ‘‘tax structure’’ (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
Citigroup	Deutsche Bank Securities	Goldman, Sachs & Co.	Loop Capital Markets, LLC

Wachovia Bank Commercial Mortgage Trust

Commercial Mortgage Pass-Through Certificates Series 2006-C28

Montclair Plaza

Tenant Summary
Tenant	Ratings(1) Moody's/S&P/Fitch	Net Rentable Area (SF)	% of Net Rentable Area		Base Rent PSF	Annual Base Rent	% of Total Annual Base Rent	Lease Expiration
Anchor Tenants - ANCHOR OWNED
Macy's	Baa1/BBB/NR	183,301			ANCHOR OWNED - NOT PART OF COLLATERAL
Sears	Ba1/BB+/BB	174,675			ANCHOR OWNED - NOT PART OF COLLATERAL
Nordstrom	Baa1/A/A-	119,511			ANCHOR OWNED - NOT PART OF COLLATERAL

Total Anchor Owned		477,487

Anchor Tenants - Collateral
JCPenney	Baa3/BBB-/BBB-	179,708	20.5%		$0.24	$43,130	0.3%	June 2011

Total Anchor Tenants - Collateral		179,708	20.5%		$0.24	$43,130	0.3%
Top 5 Non-Anchor Tenants
Circuit City	NR/NR/NR	40,881	4.7%		$8.81	$360,162	2.3%	February 2015
Linens 'n Things (Ground Lease)	NR/B/NR	35,208	4.0		$17.24	606,986	3.8	January 2012
Barnes & Noble	NR/NR/NR	28,000	3.2		$21.43	600,040	3.8	January 2017
Ninety Nine Cent Only Stores	NR/NR/NR	18,782	2.1		$8.09	151,946	1.0	January 2012
Elephant Bar (Ground Lease)	NR/NR/NR	13,500	1.5		$13.69	184,815	1.2	November 2021

Total Top 5 Non-Anchor Tenants		136,371	15.6%		$13.96	$1,903,949	12.0%
Non-Major Tenants		406,709	46.5		$34.07	13,856,180	87.7

Occupied Collateral Total		722,788	99.1	%(2)	$21.86	$15,803,259	100.0%

In-Line Vacant Space		6,477	0.9
Vacant Anchor Pad(3)		145,820

Collateral Total		875,085	100.0%

Property Total		1,352,572

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	The occupancy percentage is calculated exclusive of the vacant anchor pad, formerly owned and occupied by Macy's. Including this space, the occupancy percent would be approximately 82.6%.
(3)	In July 2006, GGP purchased the anchor pad formerly owned and occupied by Macy's.

Lease Expiration Schedule
Year	# of Leases Expiring	WA Base Rent/SF Expiring	Total SF Expiring	% of Total SF Expiring(1)	Cumulative % of SF Expiring(1)	% of Base Rent Expiring(1)	Cumulative % of Base Rent Expiring(1)
2006	30	$27.09	93,187	12.8%	12.8%	16.0%	16.0%
2007	30	$25.34	62,702	8.6%	21.4%	10.1%	26.0%
2008	20	$30.12	60,341	8.3%	29.7%	11.5%	37.5%
2009	14	$45.04	30,234	4.1%	33.8%	8.6%	46.1%
2010	14	$48.04	26,945	3.7%	37.5%	8.2%	54.3%
2011	11	$4.84	202,238	27.7%	65.2%	6.2%	60.5%
2012	7	$18.01	61,952	8.5%	73.7%	7.1%	67.6%
2013	15	$44.54	31,054	4.3%	78.0%	8.8%	76.3%
2014	14	$36.27	29,465	4.0%	82.0%	6.8%	83.1%
2015	9	$20.90	73,263	10.0%	92.1%	9.7%	92.8%
2016	4	$35.72	9,907	1.4%	93.4%	2.2%	95.0%
Thereafter	2	$18.91	41,500	5.7%	99.1%	5.0%	100.0%
Vacant(2)	0	NA	6,477	0.9%	100.0%	0.0%	100.0%
(1)	Calculated based upon approximate square footage occupied by each tenant.
(2)	Calculation excludes the approximately 145,820-square foot vacant anchor pad GGP purchased in July 2006, which was formerly owned and occupied by Macy's.

This material is for your private information, and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Loop Capital Markets, LLC (collectively, the ‘‘Underwriters’’) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (‘‘SEC’’) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a ‘‘when, as and if issued’’ basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any ‘‘indications of interest’’ expressed by you, and any ‘‘soft circles’’ generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income ‘‘tax treatment’’ and ‘‘tax structure’’ (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
Citigroup	Deutsche Bank Securities	Goldman, Sachs & Co.	Loop Capital Markets, LLC

Wachovia Bank Commercial Mortgage Trust

Commercial Mortgage Pass-Through Certificates Series 2006-C28

Montclair Plaza

•	The Loan. The Mortgage Loan (the “Montclair Plaza Loan”) is secured by a first mortgage encumbering a regional mall located in Montclair, California. The Montclair Plaza Loan represents approximately 5.3% of the Cut-Off Date Pool Balance. The Montclair Plaza Loan was originated on August 14, 2006 and has a principal balance as of the Cut-Off Date of $190,000,000. The Montclair Plaza Loan is a portion of a whole loan with an original principal balance of $265,000,000. The other loan related to the Montclair Plaza Loan is evidenced by a separate subordinate note, dated August 14, 2006 (the “Montclair Plaza Subordinate Companion Loan” and together with the Montclair Plaza Loan, the “Montclair Plaza Whole Loan”), with an original principal balance of $75,000,000. The Montclair Plaza Subordinate Companion Loan will not be an asset of the Trust Fund. The Montclair Plaza Loan and the Montclair Plaza Subordinate Companion Loan are governed by an intercreditor and servicing agreement, as described in the Prospectus Supplement under “DESCRIPTION OF THE MORTGAGE POOL—Co-Lender Loans” and will be serviced pursuant to the terms of the pooling and servicing agreement. The Montclair Plaza Loan provides for interest-only payments for its entire term.

The Montclair Plaza Loan has a remaining term of 59 months and matures on September 11, 2011. The Montclair Plaza Loan may be prepaid on or after March 11, 2011, and permits defeasance with United States government obligations beginning two years after the Closing Date.

•	The Borrower. The borrower is Montclair Plaza, L.L.C., a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Montclair Plaza Whole Loan. The sponsor of the borrower is General Growth Properties, Inc. (“GGP”), a publicly traded real estate investment trust. GGP and its predecessor companies have been in the shopping center business for over fifty years. GGP owns, develops, operates and/or manages shopping malls in 44 states and is one of the largest third-party managers for owners of regional malls. As of March 2006, GGP had ownership interests in and/or management responsibility for more than 200 regional shopping malls totaling approximately 200 million square feet of retail space.

•	The Property. The Mortgaged Property is an approximately 875,085 square foot portion of a regional mall situated on approximately 78.0 acres. The Mortgaged Property was constructed in 1968 and renovated in 1997. The Mortgaged Property is located in Montclair, California within the Riverside-San Bernardino-Ontario, California metropolitan statistical area. As of July 27, 2006, the occupancy rate for the Mortgaged Property securing the Montclair Plaza Loan was approximately 99.1%. This occupancy percentage does not include the vacant anchor pad formerly occupied by Macy’s prior to its relocation to the former Robinsons-May space at the Mortgaged Property.

•	The largest tenant is JCPenney Company, Inc. (“JCPenney”), occupying approximately 179,708 square feet, or approximately 20.5% of the net rentable area. JCPenney operates 1,019 department stores throughout the United States and Puerto Rico, selling family apparel, jewelry, shoes, accessories and home furnishings to customers through department stores, catalog and the internet. As of September 28, 2006, JCPenney was rated “Baa3” (Moody’s), “BBB-” (S&P) and “BBB-” (Fitch). The JCPenney lease expires in June 2011. The second largest tenant is Circuit City Stores, Inc. (“Circuit City”), occupying approximately 40,881 square feet, or approximately 4.7% of the net rentable area. Circuit City is a specialty retailer of consumer electronics, home office products, entertainment software and related services. The Circuit City lease expires in February 2015. The third largest tenant is Linens ’n Things, Inc. (“Linens ’n Things”), occupying approximately 35,208 square feet under a ground lease, or approximately 4.0% of the net rentable area. Linens ’n Things is one of the leading, national retailers of home textiles, housewares and decorative home accessories. Linens ’n Things operates over 500 stores in 47 states and six Canadian provinces. As of September 28, 2006, Linens ’n Things was rated “B” (S&P). The Linens ’n Things lease expires in January 2012.

•	Lock Box Account. All tenant payments due under the applicable tenant leases are deposited into a mortgagee-designated lockbox account.

This material is for your private information, and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Loop Capital Markets, LLC (collectively, the ‘‘Underwriters’’) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (‘‘SEC’’) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a ‘‘when, as and if issued’’ basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any ‘‘indications of interest’’ expressed by you, and any ‘‘soft circles’’ generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income ‘‘tax treatment’’ and ‘‘tax structure’’ (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
Citigroup	Deutsche Bank Securities	Goldman, Sachs & Co.	Loop Capital Markets, LLC

Wachovia Bank Commercial Mortgage Trust

Commercial Mortgage Pass-Through Certificates Series 2006-C28

Montclair Plaza

•	Release. The borrower may obtain the release of the vacant anchor parcel, containing approximately 145,820 square feet. In connection with such partial release (i) GGP LP, an affiliate of the borrower and the sponsor, must provide a guaranty in the amount of $15,000,000, (ii) the net operating income must be a minimum of $20,800,000, (iii) the DSC ratio with respect to the whole mortgage debt amount of $265,000,000 must be at least 1.35x on an interest only basis, (iv) the borrower is required to provide an opinion of counsel that the proposed release will not adversely affect the REMIC status of the Trust Fund and (v) no event of default under the related Mortgage Loan documents has occurred and is continuing.

•	Management. General Growth Management, Inc., an affiliate of the sponsor, is the property manager for the Mortgaged Property securing the Montclair Plaza Loan.

This material is for your private information, and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Loop Capital Markets, LLC (collectively, the ‘‘Underwriters’’) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (‘‘SEC’’) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a ‘‘when, as and if issued’’ basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any ‘‘indications of interest’’ expressed by you, and any ‘‘soft circles’’ generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income ‘‘tax treatment’’ and ‘‘tax structure’’ (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
Citigroup	Deutsche Bank Securities	Goldman, Sachs & Co.	Loop Capital Markets, LLC

Wachovia Bank Commercial Mortgage Trust

Commercial Mortgage Pass-Through Certificates Series 2006-C28

Four Seasons Resort and Club – Dallas, TX

This material is for your private information, and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Loop Capital Markets, LLC (collectively, the ‘‘Underwriters’’) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (‘‘SEC’’) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a ‘‘when, as and if issued’’ basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any ‘‘indications of interest’’ expressed by you, and any ‘‘soft circles’’ generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income ‘‘tax treatment’’ and ‘‘tax structure’’ (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
Citigroup	Deutsche Bank Securities	Goldman, Sachs & Co.	Loop Capital Markets, LLC

Wachovia Bank Commercial Mortgage Trust

Commercial Mortgage Pass-Through Certificates Series 2006-C28

Four Seasons Resort and Club – Dallas, TX

This material is for your private information, and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Loop Capital Markets, LLC (collectively, the ‘‘Underwriters’’) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (‘‘SEC’’) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a ‘‘when, as and if issued’’ basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any ‘‘indications of interest’’ expressed by you, and any ‘‘soft circles’’ generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income ‘‘tax treatment’’ and ‘‘tax structure’’ (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
Citigroup	Deutsche Bank Securities	Goldman, Sachs & Co.	Loop Capital Markets, LLC

Wachovia Bank Commercial Mortgage Trust

Commercial Mortgage Pass-Through Certificates Series 2006-C28

Four Seasons Resort and Club – Dallas, TX

Loan Information
Mortgage Loan Seller		Nomura
Cut-Off Date Balance		$175,000,000
Percentage of Cut-Off Date Pool Balance		4.9%
Number of Mortgage Loans		1
Loan Purpose		Acquisition
Sponsor		GFW Trust & GFW II Trust
Type of Security		Fee and Leasehold
Partial Release		Yes
Mortgage Rate		6.230%
Maturity Date		September 11, 2016
Amortization Type		Interest-Only
Interest Only Period		120
Original Term / Amortization		120 / IO
Remaining Term /Amortization		119 / IO
Lockbox		Yes

Up-Front Reserves
Tax/Insurance	Yes
FF&E(1)	$14,500,000

Ongoing Annual Reserves
Tax/Insurance	Yes
FF&E(2)	Yes

Additional Financing(3)	Subordinate Non-Pooled Component	$8,000,000
	Mezzanine Debt	$31,130,000

	Pooled Trust Mortgage Asset	Trust Mortgage Asset

Cut-Off Date Balance	$175,000,000	$183,000,000
Cut-Off Date Balance/Room	$490,196	$512,605
Cut-Off Date LTV	76.4%	79.9%
Maturity Date LTV	76.4%	79.9%
UW DSCR on NCF	1.51x	1.41x
(1)	Reserve to fund budgeted rooms, common area, and golf course expenditures.
(2)	Waived the first 2 years, then must deposit the difference between 4% of prior month’s gross revenues and the actual amount required to be reserved under the Management Agreement, commencing in September 2008.
(3)	Future mezzanine debt is permitted once all existing mezzanine debt has been retired in full and subject to an intercreditor agreement. The combined LTV ratio of the Mortgage Loan and the mezzanine loan shall not exceed 90.0%, and the DSC ratio shall be not less 1.10x.
(4)	Trailing 12-month occupancy.

Property Information
Number of Mortgaged Properties	1
Location	Irving, TX
Property Type	Hospitality – Full Service
Size (Rooms)	357
Occupancy as of July 22, 2006(4)	74.3%
Year Built / Year Renovated	1986 / 2001
Appraised Value	$229,000,000
Property Management	Four Seasons Hotels Limited
UW Economic Occupancy	74.0%
UW Revenues	$76,152,539
UW Total Expenses	$57,927,119
UW Net Operating Income (NOI)	$18,225,420
UW Net Cash Flow (NCF)	$16,702,369

This material is for your private information, and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Loop Capital Markets, LLC (collectively, the ‘‘Underwriters’’) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (‘‘SEC’’) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a ‘‘when, as and if issued’’ basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any ‘‘indications of interest’’ expressed by you, and any ‘‘soft circles’’ generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income ‘‘tax treatment’’ and ‘‘tax structure’’ (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
Citigroup	Deutsche Bank Securities	Goldman, Sachs & Co.	Loop Capital Markets, LLC

Wachovia Bank Commercial Mortgage Trust

Commercial Mortgage Pass-Through Certificates Series 2006-C28

Four Seasons Resort and Club – Dallas, TX

Facility Summary
Guestroom Mix	No. of Rooms
Superior Room	249
Deluxe Room	49
Villa Room	44
Tower Suites	5
Tower Specialty Suites	4
Villa Suites	4
Villa Specialty Suites	2
Villa Rooms (Under Construction)	35
Villa Suites (Under Construction)	5

Total	397

Meeting/Ballroom Spaces	Square Feet
Four Seasons Ballroom	8,000
Las Colinas (East and West)	3,024
Amphitheater	2,021
Conference Rooms	7,465
Breakout Rooms	1,365
Boardroom	841
The Gallery	1,180
Second Level Conference Rooms	3,674
Indoor/Outdoor Pavilion	6,800

Total	34,370

Food and Beverage
Café on the Green
Racquets
Terrace Lounge
The Game Bar
Cabana
Club Lounge

Other Amenities
Sports Club
Country Club
Health Spa
Outdoor Pool
Whirlpool
Golf Course
Indoor/Outdoor Tennis Courts
Parking

Financial Schedule
Year	2006
Latest Period	6 months Annualized 7/31/2006
Occupancy	77.40%
ADR	$258.75
REVPAR	$200.29
UW Occupancy	74.0%
UW ADR	$258.00
UW REVPAR	$190.92

This material is for your private information, and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Loop Capital Markets, LLC (collectively, the ‘‘Underwriters’’) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (‘‘SEC’’) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a ‘‘when, as and if issued’’ basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any ‘‘indications of interest’’ expressed by you, and any ‘‘soft circles’’ generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income ‘‘tax treatment’’ and ‘‘tax structure’’ (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
Citigroup	Deutsche Bank Securities	Goldman, Sachs & Co.	Loop Capital Markets, LLC

Wachovia Bank Commercial Mortgage Trust

Commercial Mortgage Pass-Through Certificates Series 2006-C28

Four Seasons Resort and Club – Dallas, TX

•	The Loan. The Mortgage Loan (the “Four Seasons Resort and Club – Dallas, TX Loan”) is secured by a first mortgage encumbering a 357-room, with 40 rooms under construction, Class “A” full-service hotel located in Irving, Texas. The Four Seasons Resort and Club – Dallas, TX Loan was originated on August 31, 2006, and has a principal balance as of the Cut-Off Date of $183,000,000. The Four Seasons Resort and Club – Dallas, TX Loan is split into a pooled component (the “Four Seasons – Dallas, TX Pooled Component”), with a principal balance of $175,000,000, representing 4.9% of the Cut-Off Date Pool Balance, that supports distributions on the certificates (other than the Class FS Certificates) and a non-pooled component (the “Four Seasons – Dallas, TX Non-Pooled Component”), with a principal balance of $8,000,000, that supports only the Class FS Certificates, which are not being offered pursuant to the Prospectus Supplement. The Four Seasons Resort and Club – Dallas, TX Loan provides for interest-only payments for the entire loan term.

The Four Seasons Resort and Club – Dallas, TX Loan has a remaining term of 119 months and matures on September 11, 2016. The Four Seasons Resort and Club – Dallas, TX Loan may be prepaid on or after May 11, 2016, and permits defeasance with United States government obligations beginning two years after the Closing Date.

•	The Borrower. The borrower is BF Las Colinas, LP, a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Four Seasons Resort and Club – Dallas, TX Loan. The sponsors are GFW Trust and GFW II Trust, which are both affiliates of Bentley Forbes Holdings LLC.

Bentley Forbes Holdings LLC is a privately owned commercial real estate investment company focused on the acquisition, disposition and management of both single tenant and multi-tenant commercial real estate properties throughout the United States. Four of their recent acquisitions in Texas include: AmeriCredit, a three-story Class “A” office building totaling approximately 250,000 square feet in Arlington; Budget Group, Inc., a single tenant office totaling approximately 69,300 square feet in North Dallas; Preston Commons, a multi-tenant class “A” three building property totaling approximately 418,604 square feet in Dallas; and Sterling Plaza a multi-tenant 19-story Class “A” property totaling approximately 302,747 square feet in Dallas. Additionally, Bentley Forbes recently acquired the approximately 2.2 million square foot Prudential Plaza Towers in Chicago. The company’s acquisitions focus is on office, industrial and retail property types. The company owns a commercial real estate portfolio of over 60 properties with an estimated aggregate market value exceeding $1 billion.

•	The Property. The Mortgaged Property is a 9-story, class “A” full-service hotel located in Irving, Texas encompassing a gross building area of approximately 557,620 square feet. Since its construction in 1986, Four Seasons Resort and Club – Dallas, TX has been recognized as a unique luxury asset and is currently one of the five AAA Five Diamond rated hotels in Texas. The Mortgaged Property includes such amenities as an award winning spa with 16 treatment rooms, approximately 34,370 square feet of meeting space, four swimming pools, six upscale restaurants/lounges, a private country club with approximately 1,600 members, an approximately 176,000 square foot state of the art sports facility, two championship golf courses (TPC and Cottonwood Valley) and the Byron Nelson Golf School. Since 1986, the golf course has hosted the annual Byron Nelson Open which is a part of the PGA tour and draws an estimated 250,000 visitors to the Mortgaged Property each year. Other amenities include both indoor and outdoor tennis facilities, racquetball and squash courts. The Mortgaged Property underwent renovation from 1999 to 2005 including construction of a ballroom and additional parking garage, renovation of the primary restaurant cafe, locker room renovation, construction of the spa and salon, clubhouse renovation, and meeting space renovation. The hotel has just completed a renovation that has added an additional 40 villa rooms adjacent to the 18th hole on the TPC golf course. As of July 22, 2006, the trailing 12-month occupancy rate for the Mortgaged Property was approximately 74.3%.

This material is for your private information, and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Loop Capital Markets, LLC (collectively, the ‘‘Underwriters’’) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (‘‘SEC’’) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a ‘‘when, as and if issued’’ basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any ‘‘indications of interest’’ expressed by you, and any ‘‘soft circles’’ generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income ‘‘tax treatment’’ and ‘‘tax structure’’ (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
Citigroup	Deutsche Bank Securities	Goldman, Sachs & Co.	Loop Capital Markets, LLC

Wachovia Bank Commercial Mortgage Trust

Commercial Mortgage Pass-Through Certificates Series 2006-C28

Four Seasons Resort and Club – Dallas, TX

•	Partial Release. The borrower may cause the release of an approximately 7.7 acre parcel of unimproved land. If the parcel is released to a third party during the first 24 months from origination, the related Mortgage Loan documents require a pay-down of the Four Seasons Resort and Club – Dallas, TX Loan sufficient to provide a maximum 80.0% LTV ratio on the remaining Mortgaged Property.

Additionally, the borrower may release parcels of land not exceeding approximately 9 acres that generally contain one of the pools for the Mortgaged Property and several tennis courts. The borrower must construct at its own cost, exclusive of any Reserve Funds, replacement improvements of quality, size, function, fit and finish equal to, or greater than, the improvements located on the parcel being released as of origination, all as reasonably acceptable to the mortgagee. Such improvements shall be located on the Mortgaged Property in a configuration, proximity and convenience at least comparable to such locations as the replacement improvements. Said release shall be accompanied with a payment of 120% of the appraised value if before September 11, 2008 (110% if released after September 11, 2008) plus any applicable prepayment penalty.

•	Ground Lease. The Mortgaged Property is subject to a ground lease for approximately 96 acres of the Mortgaged Property. The ground lease expires in December of 2010 and includes two extension options, the first for 10 years and the second for 16 years.

•	Lockbox Account. All revenue with respect to the Mortgaged Property will be deposited into a borrower-designated lockbox account.

•	Management. Four Seasons Hotels Limited (“Four Seasons”) is the property manager for the Mortgaged Property securing the Four Seasons Resort and Club – Dallas, TX Loan. Founded in 1960, Four Seasons has followed a targeted course of expansion, opening hotels in major city centers and desirable resort destinations around the world. The company manages 70 luxury hotels and resorts in more than 30 countries. The majority of the properties are operated under the Four Seasons name, with others under the Regent Hotels name. Four Seasons Hotels, Inc. is publicly-traded (NYSE: FS; Toronto: FSH) and has a market capitalization of $2.08 billion as of July 20, 2006.

This material is for your private information, and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Loop Capital Markets, LLC (collectively, the ‘‘Underwriters’’) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (‘‘SEC’’) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a ‘‘when, as and if issued’’ basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any ‘‘indications of interest’’ expressed by you, and any ‘‘soft circles’’ generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income ‘‘tax treatment’’ and ‘‘tax structure’’ (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
Citigroup	Deutsche Bank Securities	Goldman, Sachs & Co.	Loop Capital Markets, LLC

Wachovia Bank Commercial Mortgage Trust

Commercial Mortgage Pass-Through Certificates Series 2006-C28

311 South Wacker

This material is for your private information, and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Loop Capital Markets, LLC (collectively, the ‘‘Underwriters’’) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (‘‘SEC’’) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a ‘‘when, as and if issued’’ basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any ‘‘indications of interest’’ expressed by you, and any ‘‘soft circles’’ generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income ‘‘tax treatment’’ and ‘‘tax structure’’ (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
Citigroup	Deutsche Bank Securities	Goldman, Sachs & Co.	Loop Capital Markets, LLC

Wachovia Bank Commercial Mortgage Trust

Commercial Mortgage Pass-Through Certificates Series 2006-C28

311 South Wacker

This material is for your private information, and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Loop Capital Markets, LLC (collectively, the ‘‘Underwriters’’) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (‘‘SEC’’) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a ‘‘when, as and if issued’’ basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any ‘‘indications of interest’’ expressed by you, and any ‘‘soft circles’’ generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income ‘‘tax treatment’’ and ‘‘tax structure’’ (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
Citigroup	Deutsche Bank Securities	Goldman, Sachs & Co.	Loop Capital Markets, LLC

Wachovia Bank Commercial Mortgage Trust

Commercial Mortgage Pass-Through Certificates Series 2006-C28

311 South Wacker

Loan Information
Mortgage Loan Seller		Wachovia
Cut-Off Date Balance		$158,600,000
Percentage of Cut-Off Date Pool Balance		4.4%
Number of Mortgage Loans		1
Loan Purpose		Acquisition
Sponsors	Mark Karasick, Fremont Capital, Shorenstein Realty Investors
Type of Security		Fee
Mortgage Rate		6.570%
Maturity Date		August 11, 2016
Amortization Type		Balloon
Interest Only Period		60
Original Term / Amortization		120 / 360
Remaining Term / Amortization		118 / 360
Lockbox		Yes

Up-Front Reserves
Insurance	Yes
TI/LC(1)	$20,000,000
Debt Service Reserve(1)	$2,000,000
Outstanding Tenant Allowance(2)	$15,397,739
Free Rent	$6,028,632

Ongoing Annual Reserves
Tax/Insurance	Yes
Replacement(3)	$128,100
TI/LC(4)	$640,500

Additional Financing(5)	Pari Passu Debt	$85,400,000

		Pari Passu Notes(6)
Cut-Off Date Balance		$244,000,000
Cut-Off Date Balance/SF		$190
Cut-Off Date LTV		79.5%
Maturity Date LTV		74.9%
UW DSCR on NCF		1.20x
(1)	Funds will be released to the borrower for the payment of tenant improvement and leasing commission costs. Any unused portion of the TI/LC reserve or the debt service reserve will be released to the borrower upon the achievement of a DSC ratio of at least 1.20x for four consecutive quarters.
(2)	Escrow funded upfront for the landlord’s currently outstanding TI/LC obligations with respect to certain recently signed leases.
(3)	Annual deposits of $128,100 to the replacement reserve commence in August 2010.
(4)	Annual deposits of $640,500 to the TI/LC reserve commence in August 2010, and are capped at $2,000,000.
(5)	Future mezzanine debt is permitted subject to a combined maximum LTV ratio of 75.0% and a combined minimum DSC ratio of 1.20x as described in the related Mortgage Loan documents.
(6)	LTV ratios, DSC ratio and Cut-Off Date Balance/SF were derived based upon the aggregate indebtedness of or debt service on the 311 South Wacker Loan and the 311 South Wacker Pari Passu Companion Loan.

Property Information
Number of Mortgaged Properties	1
Location	Chicago, IL
Property Type	Office – CBD
Size (SF)	1,281,000
Occupancy as of August 1, 2006	71.3%
Year Built / Year Renovated	1990 / 2001
Appraised Value	$307,000,000
Property Management	CB Richard Ellis, Inc.
UW Economic Occupancy	90.0%
UW Revenues	$50,273,176
UW Total Expenses	$25,991,193
UW Net Operating Income (NOI)	$24,281,983
UW Net Cash Flow (NCF)	$22,325,965

This material is for your private information, and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Loop Capital Markets, LLC (collectively, the ‘‘Underwriters’’) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (‘‘SEC’’) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a ‘‘when, as and if issued’’ basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any ‘‘indications of interest’’ expressed by you, and any ‘‘soft circles’’ generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income ‘‘tax treatment’’ and ‘‘tax structure’’ (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
Citigroup	Deutsche Bank Securities	Goldman, Sachs & Co.	Loop Capital Markets, LLC

Wachovia Bank Commercial Mortgage Trust

Commercial Mortgage Pass-Through Certificates Series 2006-C28

311 South Wacker

Tenant Summary
Tenant	Ratings* Moody's/S&P/Fitch	Net Rentable Area (SF)	% of Net Rentable Area	Base Rent PSF	Annual Base Rent	% of Total Annual Base Rent	Lease Expiration
Major Tenants
Freeborn & Peters LLP	NR/NR/NR	109,977	8.6%	$21.75	$2,392,000	11.3%	November 2022
Duff & Phelps, LLC	NR/NR/NR	81,996	6.4	$19.48	1,597,282	7.5	September 2021
First Industrial Realty Trust	NR/BBB/BBB	66,064	5.2	$14.25	941,412	4.4	June 2018
CB Richard Ellis	Ba1/BB+/NR	45,274	3.5	$22.50	1,018,503	4.8	November 2014
Reuters	A3/A-/A-	44,808	3.5	$20.50	918,564	4.3	May 2008

Total Major Tenants		348,119	27.2%	$19.73	$6,867,761	32.3%
Non-Major Tenants		565,078	44.1	$25.43	14,367,233	67.7

Occupied Total		913,197	71.3%	$23.25	$21,234,994	100.0%

Vacant Space		367,803	28.7

Property Total		1,281,000	100.0%

*	Certain ratings are those of the parent whether or not the parent guarantees the lease.

Lease Expiration Schedule
Year	# of Leases Expiring	WA Base Rent/SF Expiring	Total SF Expiring	% of Total SF Expiring*	Cumulative % of SF Expiring*	% of Base Rent Expiring*	Cumulative % of Base Rent Expiring*
2006	6	$10.90	34,240	2.7%	2.7%	1.8%	1.8%
2007	3	$18.92	31,432	2.5%	5.1%	2.8%	4.6%
2008	10	$22.28	91,106	7.1%	12.2%	9.6%	14.1%
2009	10	$32.33	79,529	6.2%	18.4%	12.1%	26.2%
2010	9	$34.19	86,942	6.8%	25.2%	14.0%	40.2%
2011	9	$30.01	57,298	4.5%	29.7%	8.1%	48.3%
2012	6	$25.24	38,073	3.0%	32.7%	4.5%	52.8%
2013	1	$44.00	4,083	0.3%	33.0%	0.8%	53.7%
2014	4	$23.40	80,411	6.3%	39.3%	8.9%	62.6%
2015	6	$15.76	61,257	4.8%	44.1%	4.5%	67.1%
2016	4	$25.80	79,667	6.2%	50.3%	9.7%	76.8%
Thereafter	11	$18.32	269,159	21.0%	71.3%	23.2%	100.0%
Vacant	0	NA	367,803	28.7%	100.0%	0.0%	100.0%
*	Calculated based upon approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Loop Capital Markets, LLC (collectively, the ‘‘Underwriters’’) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (‘‘SEC’’) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a ‘‘when, as and if issued’’ basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any ‘‘indications of interest’’ expressed by you, and any ‘‘soft circles’’ generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income ‘‘tax treatment’’ and ‘‘tax structure’’ (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
Citigroup	Deutsche Bank Securities	Goldman, Sachs & Co.	Loop Capital Markets, LLC

Wachovia Bank Commercial Mortgage Trust

Commercial Mortgage Pass-Through Certificates Series 2006-C28

311 South Wacker

•	The Loan. The Mortgage Loan (the “311 South Wacker Loan”) is secured by a first deed of trust encumbering an office building located in Chicago, Illinois. The 311 South Wacker Loan represents approximately 4.4% of the Cut-Off Date Pool Balance. The 311 South Wacker Loan was originated on August 10, 2006 and has a principal balance as of the Cut-Off Date of $158,600,000. The 311 South Wacker Loan, which is evidenced by a pari passu note, dated August 10, 2006, is a portion of a whole loan with an original principal balance of $244,000,000. The other loan related to the 311 South Wacker Loan is evidenced by a separate note, dated August 10, 2006 (the “311 South Wacker Pari Passu Loan” and together with the 311 South Wacker Loan, the “311 South Wacker Whole Loan”), with an original principal balance of $85,400,000. The 311 South Wacker Pari Passu Loan will not be an asset of the Trust Fund. The 311 South Wacker Loan and the 311 South Wacker Pari Passu Loan are governed by an intercreditor and servicing agreement and will be serviced pursuant to the terms of the pooling and servicing agreement, as described in the Prospectus Supplement under “Description of the Mortgage Pool—Co-Lender Loans”. The 311 South Wacker Loan provides for interest-only payments for the first 60 months of its term, and thereafter fixed monthly payments of principal and interest.

The 311 South Wacker Loan has a remaining term of 118 months and matures on August 11, 2016. The 311 South Wacker Loan may be prepaid on or after September 11, 2013, and permits defeasance with United States government obligations beginning two years after the Closing Date.

•	The Borrower. The borrower is 311 South Wacker LLC, a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the 311 South Wacker Loan. The sponsors of the borrower are the Shorenstein Company, Fremont Group and Mark Karasick. Shorenstein Realty Investors Seven, L.P. (“Shorenstein”) was formed in 2003 with $775 million of committed capital, including $75 million committed by the Shorenstein Company. Shorenstein pursues a strategy of buying large, management-intensive office properties in major U.S. markets. Since 1992, Shorenstein has sponsored a series of closed-end real estate funds that have acquired and developed more than 16 million square feet of class “A” office properties. Fremont Group is a San Francisco-based private investment company that makes investments through its four business lines: Fremont Partners, Fremont Public Opportunities, Fremont Realty Capital, and Fremont Ventures. The company’s Fremont Partners unit targets established firms valued around $1 billion, usually investing about $75 million per transaction. Fremont Ventures provides early-stage financing ranging between $3 million and $7 million to technology firms, and typically takes an ownership stake in its investments. Fremont Public Opportunities invests in publicly traded companies. Fremont Real Estate joins joint ventures or real estate operating firms to invest in and manage residential and commercial properties. Mark Karasick is a private investor in the real-estate industry who owns interests in approximately 11 million square feet of commercial property across the United States.

•	The Property. The Mortgaged Property is an approximately 1,281,000 square foot office building situated on approximately 1.0 acre. The Mortgaged Property was constructed in 1990 and renovated in 2001. The Mortgaged Property is located in Chicago, Illinois. As of August 1, 2006, the occupancy rate for the Mortgaged Property securing the 311 South Wacker Loan was approximately 71.3%.

The largest tenant is Freeborn & Peters LLP (“Freeborn & Peters”), occupying approximately 109,977 square feet, or approximately 8.6% of the net rentable area. Freeborn & Peters is a Chicago-based law firm comprised of over 120 attorneys with a practice platform that includes litigation, business law, bankruptcy, reorganization and creditors’ rights, government relations and regulatory law. Freeborn & Peters provides legal services to a broad range of clients, from entrepreneurs to Fortune 500 companies. The Freeborn & Peters lease expires in November 2022. The second largest tenant is Duff & Phelps, LLC (“Duff & Phelps”), occupying approximately 81,996 square feet, or approximately 6.4% of the

This material is for your private information, and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Loop Capital Markets, LLC (collectively, the ‘‘Underwriters’’) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (‘‘SEC’’) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a ‘‘when, as and if issued’’ basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any ‘‘indications of interest’’ expressed by you, and any ‘‘soft circles’’ generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income ‘‘tax treatment’’ and ‘‘tax structure’’ (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
Citigroup	Deutsche Bank Securities	Goldman, Sachs & Co.	Loop Capital Markets, LLC

Wachovia Bank Commercial Mortgage Trust

Commercial Mortgage Pass-Through Certificates Series 2006-C28

311 South Wacker

net rentable area. Duff & Phelps is a leading independent financial advisory firm, offering a broad range of consulting and investment banking services, including financial reporting and tax valuation, fixed asset and real estate consulting, M&A advisory, fairness and solvency opinions, ESOP and ERISA advisory services, legal business solutions and dispute consulting. The Duff & Phelps lease expires in September 2021. The third largest tenant is First Industrial Realty Trust (NYSE: FR) (“First Industrial”), occupying approximately 66,064 square feet, or approximately 5.2% of the net rentable area. First Industrial is a self-administered and fully integrated real estate company, which owns, manages, acquires, sells, develops and redevelops industrial real estate. As of June 30, 2006 the First Industrial portfolio consisted of approximately 421 light industrial properties, approximately 153 research & development/flex properties, approximately 171 bulk warehouses, approximately 93 regional warehouse properties and approximately 26 manufacturing properties. As of October 3, 2006, First Industrial was rated “BBB” (S&P) and “BBB” (Fitch). The First Industrial lease expires in June 2018.

•	Lockbox Account. All tenant payments due under the applicable leases are deposited into a mortgagee-designated lockbox account.

•	Management. CB Richard Ellis, Inc. (“CBRE”) is the property manager for the Mortgaged Property securing the 311 South Wacker Loan. CBRE is the world’s largest commercial real estate services company with operations in 35 countries. CBRE oversees more than 522 million square feet of commercial property space.

This material is for your private information, and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Loop Capital Markets, LLC (collectively, the ‘‘Underwriters’’) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (‘‘SEC’’) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a ‘‘when, as and if issued’’ basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any ‘‘indications of interest’’ expressed by you, and any ‘‘soft circles’’ generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income ‘‘tax treatment’’ and ‘‘tax structure’’ (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
Citigroup	Deutsche Bank Securities	Goldman, Sachs & Co.	Loop Capital Markets, LLC

Wachovia Bank Commercial Mortgage Trust

Commercial Mortgage Pass-Through Certificates Series 2006-C28

RLJ Hotel Pool

This material is for your private information, and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Loop Capital Markets, LLC (collectively, the ‘‘Underwriters’’) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (‘‘SEC’’) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a ‘‘when, as and if issued’’ basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any ‘‘indications of interest’’ expressed by you, and any ‘‘soft circles’’ generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income ‘‘tax treatment’’ and ‘‘tax structure’’ (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
Citigroup	Deutsche Bank Securities	Goldman, Sachs & Co.	Loop Capital Markets, LLC

Wachovia Bank Commercial Mortgage Trust

Commercial Mortgage Pass-Through Certificates Series 2006-C28

RLJ Hotel Pool

RLJ HOTEL POOL
Marriott - Denver, CO | Denver, CO
Marriott - Bedford Park, IL | Bedford Park, IL
Renaissance - Plantation, FL | Plantation, FL
Marriott - Austin, TX | Austin, TX
Hilton Garden Inn - Bedford Park, IL | Bedford Park, IL
Residence Inn - Plantation, FL | Plantation, FL
Renaissance - Broomfield, CO | Broomfield, CO
Courtyard - Salt Lake City, UT | Salt Lake City, UT
Residence Inn Galleria - Houston, TX | Houston, TX
Hampton Inn - Bedford Park, IL | Bedford Park, IL
Marriott - Pontiac, MI | Pontiac, MI
Holiday Inn Express - Bedford Park, IL | Bedford Park, IL
Courtyard - Austin, TX | Austin, TX
Springhill Suites - Austin, TX | Austin, TX
Residence Inn - Round Rock, TX | Round Rock, TX
Residence Inn - Austin, TX | Austin, TX
Courtyard - Tampa, FL | Tampa, FL
Residence Inn - Pontiac, MI | Pontiac, MI
Residence Inn - Schaumburg, IL | Schaumburg, IL
Sleep Inn - Bedford Park, IL | Bedford Park, IL
Springhill Suites - Schaumburg, IL | Schaumburg, IL
Fairfield Inn & Suites - Brandon, FL | Brandon, FL
Courtyard - Fort Wayne, IN | Fort Wayne, IN
Courtyard - Louisville, KY | Louisville, KY
Courtyard - Merrillville, IN | Merrillville, IN
Residence Inn - Louisville, CO | Louisville, CO
Residence Inn - Fishers, IN | Fishers, IN
Courtyard - Sugar Land, TX | Sugar Land, TX
Residence Inn - Sugar Land, TX | Sugar Land, TX
Fairfield Inn & Suites - Merrillville, IN | Merrillville, IN
Courtyard - Mesquite, TX | Mesquite, TX
Residence Inn - Merrillville, IN | Merrillville, IN
Courtyard - Mishawaka, IN | Mishawaka, IN
Courtyard - Pontiac, MI | Pontiac, MI
Residence Inn II - Austin, TX | Austin, TX
Hampton Inn - Merrillville, IN | Merrillville, IN
Holiday Inn Express - Merrillville, IN | Merrillville, IN
Courtyard - Valparaiso, IN | Valparaiso, IN
Fairfield Inn & Suites - Austin, TX | Austin, TX
Holiday Inn Select - Grand Rapids, MI | Grand Rapids, MI
Residence Inn - South Bend, IN | South Bend, IN
Courtyard - Benton Harbor, MI | Benton Harbor, MI
Fairfield Inn & Suites - Valparaiso, IN | Valparaiso, IN
CANADA
MEXICO
Pacific Ocean
Atlantic Ocean
Gulf of Mexico
BAHAMAS
CUBA
NV
UT
CA
AZ
NM
CO
NE
KS
OK
TX
MN
IA
MO
AR
LA
MS
AL
GA
FL
TN
KY
IL
WI
MI
IN
OH
WV
VA
NC
SC
PA
NY
ME
VT
NH
MA
CT
RI
NJ
DE
MD
Sacramento
San Francisco
Los Angeles
San Diego
Las Vegas
Phoenix
Salt Lake City
Denver
Louisville
Broomfield
Albuquerque
Kansas City
St. Louis
Oklahoma City
Dallas
Mesquite
Round Rock
Austin
San Antonio
Houston
Sugar Land
New Orleans
Memphis
Nashville
Atlanta
Louisville
Indianapolis
Fishers
Minneapolis
Winnipeg
Schaumburg
Bedford Park
Merrillville
Valparaiso
Benton Harbor
Grand Rapids
South Bend
Mishawaka
Ft. Wayne
Detroit
Pontiac
Toronto
Ottawa
Montreal
Boston
New York
Philadelphia
Baltimore
Washington D.C.
Norfolk
Cleveland
Tampa
Brandon
Plantation
Miami
Monterrey
Lake Superior
Lake Michigan
Lake Huron
Lake Erie
Lake Ontario

This material is for your private information, and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Loop Capital Markets, LLC (collectively, the ‘‘Underwriters’’) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (‘‘SEC’’) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a ‘‘when, as and if issued’’ basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any ‘‘indications of interest’’ expressed by you, and any ‘‘soft circles’’ generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income ‘‘tax treatment’’ and ‘‘tax structure’’ (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
Citigroup	Deutsche Bank Securities	Goldman, Sachs & Co.	Loop Capital Markets, LLC

Wachovia Bank Commercial Mortgage Trust

Commercial Mortgage Pass-Through Certificates Series 2006-C28

RLJ Hotel Pool

Loan Information
Mortgage Loan Seller		Wachovia
Cut-Off Date Balance		$146,092,500
Percentage of Cut-Off Date Pool Balance		4.1%
Number of Mortgage Loans		1
Loan Purpose		Acquisition
Sponsor		Robert L. Johnson
Type of Security		Fee
Partial Defeasance(1)		Yes
Mortgage Rate		6.294%
Maturity Date		July 1, 2016
Amortization Type		Balloon
Interest Only Period		42
Original Term / Amortization		120 / 360
Remaining Term / Amortization		117 / 360
Lockbox		Yes

Up-Front Reserves
Tax/Insurance	Yes

Ongoing Annual Reserves
Tax/Insurance	Yes
FF&E(2)	Springing

Additional Financing(3)	Pari Passu Debt	$358,456,370

		Pari Passu Notes(4)
Cut-Off Date Balance		$504,548,870
Cut-Off Date Balance/Room		$92,936
Cut-Off Date LTV		68.9%
Maturity Date LTV		63.1%
UW DSCR on NCF		1.37x
(1)	Release of individual Mortgaged Properties is permitted subject to partial defeasance as detailed further within the release paragraph found at the end of this RLJ Hotel Pool section.
(2)	Monthly deposits to the FF&E escrow account will be required upon an event of default as specified in the related Mortgage Loan documents.
(3)	Future mezzanine debt is permitted subject to a combined maximum LTV ratio of 80.0% and a combined minimum DSC ratio of 1.30x as described in the related Mortgage Loan documents.
(4)	LTV ratios, DSC ratio and Cut-Off Date Balance/Room were derived based upon the aggregate indebtedness of or debt service on the RLJ Hotel Pool Loan and the RLJ Hotel Pool Pari Passu Companion Loans.
(5)	Trailing 12-month occupancy.

Property Information
Number of Mortgaged Properties	43
Location	Various
Property Type	Hospitality — Various
Size (Rooms)	5,429
Occupancy as of April 30, 2006(5)	72.5%
Year Built / Year Renovated	Various / NA
Appraised Value	$732,600,000
Property Management	White Lodging Services Corporation
UW Economic Occupancy	72.9%
UW Revenues	$183,819,220
UW Total Expenses	$124,884,215
UW Net Operating Income (NOI)	$58,935,005
UW Net Cash Flow (NCF)	$51,147,635

This material is for your private information, and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Loop Capital Markets, LLC (collectively, the ‘‘Underwriters’’) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (‘‘SEC’’) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a ‘‘when, as and if issued’’ basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any ‘‘indications of interest’’ expressed by you, and any ‘‘soft circles’’ generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income ‘‘tax treatment’’ and ‘‘tax structure’’ (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
Citigroup	Deutsche Bank Securities	Goldman, Sachs & Co.	Loop Capital Markets, LLC

Wachovia Bank Commercial Mortgage Trust

Commercial Mortgage Pass-Through Certificates Series 2006-C28

RLJ Hotel Pool

RLJ Hotel Pool Summary
Property Name	Allocated Cut-Off Date Balance	Specific Property Type	Year Built	Rooms	Allocated Cut- Off Date Balance Per Room	Value Per Room	ADR Index*	Occupancy Index*	Rev Par Index*
Residence Inn – Plantation, FL	$20,159,451	Extended Stay	1996	138	$146,083	$189,130	111.8%	115.8%	129.4%
Residence Inn – Houston, TX	17,797,340	Extended Stay	1994	146	$121,900	$154,110	99.1%	110.8%	109.8%
Residence Inn – Round Rock, TX	11,692,000	Extended Stay	1999	96	$121,792	$151,042	129.9%	123.3%	160.2%
Residence Inn – Austin, TX	11,601,339	Extended Stay	1996	84	$138,111	$189,286	121.2%	106.7%	129.4%
Residence Inn – Pontiac, MI	10,615,884	Extended Stay	1998	114	$93,122	$124,561	102.1%	121.2%	123.8%
Residence Inn – Schaumberg, IL	10,469,820	Extended Stay	2001	125	$83,759	$125,600	114.2%	117.4%	134.0%
Residence Inn – Louisville, CO	8,522,783	Extended Stay	2000	88	$96,850	$140,909	119.4%	96.4%	115.2%
Residence Inn – Fishers, IN	8,425,932	Extended Stay	1996	78	$108,025	$144,872	110.7%	125.7%	139.1%
Residence Inn – Sugarland, TX	7,581,416	Extended Stay	1997	78	$97,198	$124,359	123.3%	134.1%	165.3%
Residence Inn – Merrillville, IN	7,189,000	Extended Stay	1996	78	$92,167	$120,513	104.9%	121.9%	127.8%
Residence Inn – Austin, TX II	6,927,722	Extended Stay	1996	66	$104,965	$139,394	136.7%	122.2%	167.1%
Residence Inn – South Bend, IN	3,427,553	Extended Stay	1988	80	$42,844	$71,250	91.2%	130.2%	118.8%

	$124,410,240			1,171	$106,243	$142,272	113.5%	117.1%	133.0%

Courtyard – Salt Lake City, UT	$18,369,211	Limited Service	1999	154	$119,281	$150,000	117.5%	113.7%	133.6%
Courtyard – Austin, TX	12,682,922	Limited Service	1996	102	$124,342	$157,843	131.1%	116.3%	152.4%
Courtyard – Tampa, FL	10,732,500	Limited Service	1997	90	$119,250	$148,889	125.4%	98.5%	123.4%
Courtyard – Fort Wayne, IN	9,817,938	Limited Service	1989	142	$69,140	$96,479	122.7%	142.3%	174.5%
Courtyard – Louisville, KY	9,550,752	Limited Service	2004	114	$83,779	$135,088	104.6%	95.1%	99.5%
Courtyard – Merrillville, IN	9,243,000	Limited Service	1987	112	$82,527	$107,143	117.6%	110.9%	130.5%
Courtyard – Sugarland, TX	8,341,000	Limited Service	1997	112	$74,473	$87,500	123.4%	99.5%	122.8%
Courtyard – Mesquite, TX	7,314,000	Limited Service	1998	101	$72,416	$94,059	132.0%	114.7%	151.4%
Courtyard – Mishawaka, IN	7,100,000	Limited Service	1995	78	$91,026	$121,795	112.1%	113.8%	127.6%
Courtyard – Pontiac, MI	6,985,155	Limited Service	1998	110	$63,501	$91,818	104.7%	91.8%	96.1%
Courtyard – Valparaiso, IN	4,740,705	Limited Service	1985	111	$42,709	$69,369	109.4%	104.6%	114.4%
Courtyard – Benton Harbor, MI	2,623,661	Limited Service	1988	98	$26,772	$67,347	89.2%	93.8%	83.7%

	$107,500,844			1,324	$81,194	$110,952	118.4%	109.9%	130.7%

Mariott – Denver, CO	$39,579,000	Full Service	2003	279	$141,860	$180,645	113.0%	123.3%	139.3%
Mariott – Bedford Park, IL	28,331,012	Full Service	2002	200	$141,655	$192,500	119.5%	102.0%	121.9%
Mariott – Austin, TX	22,282,423	Full Service	2001	211	$105,604	$160,664	115.2%	108.6%	125.0%
Mariott – Pontiac, MI	13,955,762	Full Service	2000	290	$48,123	$128,966	97.3%	93.7%	91.2%

	$104,148,197			980	$106,274	$163,469	113.1%	110.4%	125.1%

Renaissance – Plantation, FL	$25,635,937	Full Service	2002	250	$102,544	$169,200	120.6%	107.5%	129.7%
Renaissance – Broomfield, CO	19,036,914	Full Service	2002	232	$82,056	$187,931	106.1%	102.5%	108.8%

	$44,672,851			482	$92,682	$178,216	114.4%	105.4%	120.8%

Fairfield Inn & Suites – Brandon, FL	$10,181,353	Limited Service	1997	107	$95,153	$114,953	116.7%	100.1%	116.8%
Fairfield Inn & Suites –Merrillville, IN	7,560,000	Limited Service	1990	113	$66,903	$82,301	109.4%	104.6%	114.4%
Fairfield Inn & Suites –Austin, TX	4,345,000	Limited Service	1989	63	$68,968	$87,302	132.6%	100.0%	132.7%
Fairfield Inn & Suites –Valparaiso, IN	2,291,000	Limited Service	1996	63	$36,365	$50,794	94.4%	93.7%	88.4%

	$24,377,353			346	$70,455	$87,572	115.2%	100.8%	116.2%

Hampton Inn – Bedford Park, IL	$16,734,819	Limited Service	1990	170	$98,440	$152,941	110.0%	103.3%	113.6%
Hampton Inn – Merrillville, IN	5,846,000	Limited Service	1995	64	$91,344	$117,188	124.9%	127.7%	159.5%

	$22,580,819			234	$96,499	$143,162	113.8%	109.6%	125.5%

Springhill Suites – Austin, TX	$12,191,688	Extended Stay	2000	152	$80,208	$110,526	111.4%	121.6%	135.4%
Springhill Suites – Schaumberg, IL	10,233,874	Extended Stay	2001	132	$77,529	$124,242	121.2%	108.1%	131.1%

	$22,425,562			284	$78,963	$116,901	115.8%	115.5%	133.4%

Holiday Inn Express – Bedford Park, IL	$13,032,183	Limited Service	1999	104	$125,309	$157,692	114.5%	117.0%	134.0%
Holiday Inn Express – Merrilville, IN	5,214,000	Limited Service	1995	62	$84,097	$109,677	120.8%	118.2%	142.8%
Holiday Inn Select – Grand Rapids, MI	4,098,499	Full Service	2003	148	$27,693	$61,486	95.8%	116.9%	112.0%

	$22,344,682			314	$71,161	$102,866	112.6%	117.3%	132.0%

Hilton Garden Inn – Bedford Park, IL	$21,650,627	Limited Service	2005	174	$124,429	$172,989	101.1%	99.8%	100.8%

Sleep Inn – Bedford Park, IL	$10,437,695	Limited Service	1995	120	$86,981	$113,333	132.6%	100.0%	132.7%

Total/Weighted Average	$504,548,870			5,429	$92,936	$134,942	114.6%	110.9%	127.2%

*	RLJ Hotel Pool Properties ADR, Occupancy and RevPAR information obtained from Smith Travel Research (‘‘STR’’) Reports as of April 2006 with the exception of Holiday Inn Select Grand Rapids, for which the STR Report is dated March 2006.

This material is for your private information, and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Loop Capital Markets, LLC (collectively, the ‘‘Underwriters’’) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (‘‘SEC’’) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a ‘‘when, as and if issued’’ basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any ‘‘indications of interest’’ expressed by you, and any ‘‘soft circles’’ generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income ‘‘tax treatment’’ and ‘‘tax structure’’ (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
Citigroup	Deutsche Bank Securities	Goldman, Sachs & Co.	Loop Capital Markets, LLC

Wachovia Bank Commercial Mortgage Trust

Commercial Mortgage Pass-Through Certificates Series 2006-C28

RLJ Hotel Pool

RLJ Hotel Pool Financial Performance Summary
	2003			2004			2005			Trailing 12-Month April 2006			Underwritten
Property Name	ADR	Occupancy	Rev Par	ADR	Occupancy	Rev Par	ADR	Occupancy	Rev Par	ADR	Occupancy	Rev Par	ADR	Occupancy	Rev Par
Marriott – Denver, Co.	$94.80	54.8%	$51.91	$105.09	67.5%	$70.98	$113.84	71.7%	$81.60	$117.47	72.4%	$85.03	$125.00	72.5%	$90.64
Marriott – Bedford Park, IL	$107.55	67.7%	$72.79	$113.14	73.4%	$83.08	$122.54	69.3%	$84.91	$129.79	64.2%	$83.30	$150.00	75.0%	$112.50
Renaissance – Plantation, FL	$87.88	72.9%	$64.03	$100.91	79.9%	$80.59	$118.78	77.9%	$92.52	$128.85	78.8%	$101.54	$128.85	78.8%	$101.54
Marriott – Austin, TX	$89.41	59.9%	$53.53	$89.46	64.0%	$57.26	$100.98	67.6%	$68.22	$108.15	71.3%	$77.16	$108.15	71.4%	$77.16
Hilton Garden Inn –Bedford Park, IL	N/A	N/A	N/A	N/A	N/A	N/A	$108.10	64.5%	$69.67	$108.40	69.4%	$75.20	$118.00	75.0%	$88.50
Residence Inn – Plantation, Fl	$87.08	82.3%	$71.69	$97.87	86.5%	$84.63	$113.28	83.7%	$94.86	$117.04	85.8%	$100.43	$117.04	85.8%	$100.43
Renaissance – Bloomfield, CO	$108.75	51.6%	$56.15	$111.37	64.7%	$72.08	$124.69	66.5%	$82.89	$128.32	64.4%	$82.62	$128.32	64.4%	$82.62
Courtyard – Salt Lake City, UT	$82.72	66.7%	$55.17	$89.76	66.6%	$59.79	$88.73	75.1%	$66.63	$92.56	76.0%	$70.30	$92.56	76.0%	$70.30
Residence Inn Galleries – Houston, TX	$107.86	67.4%	$72.67	$103.18	56.7%	$58.51	$103.19	76.8%	$79.25	$108.70	82.9%	$90.13	$109.73	80.0%	$87.79
Hampton Inn – Bedford Park, IL	$101.64	75.5%	$76.70	$107.95	73.3%	$79.11	$114.43	74.2%	$84.94	$116.69	74.5%	$86.98	$116.69	74.5%	$86.98
Marriott – Pontiac, MI	$101.22	65.9%	$66.71	$107.60	60.4%	$64.95	$111.69	63.3%	$70.70	$117.97	62.5%	$73.76	$117.97	62.5%	$73.76
Holiday Inn Express – Bedford Park, IL	$108.37	78.7%	$85.25	$112.92	78.6%	$88.73	$123.32	78.1%	$96.37	$126.39	81.4%	$102.94	$126.39	80.0%	$101.11
Courtyard – Austin, TX	$105.98	63.7%	$67.51	$99.31	67.8%	$67.37	$110.30	70.3%	$77.52	$112.33	73.8%	$82.93	$112.33	73.8%	$82.93
Springhill Suites – Austin, TX	$65.72	53.0%	$34.83	$65.87	55.1%	$36.32	$81.14	68.8%	$55.82	$84.10	77.6%	$65.26	$84.10	77.6%	$65.26
Residence Inn –Round Rock, TX	$88.31	65.6%	$57.96	$90.19	71.7%	$64.69	$97.75	80.8%	$78.97	$102.00	82.6%	$84.25	$106.41	80.0%	$85.13
Residence Inn – Austin, TX	$93.30	77.4%	$72.25	$91.29	83.7%	$76.37	$104.61	80.3%	$84.01	$107.30	82.6%	$88.67	$107.30	82.6%	$88.67
Courtyard – Tampa, FL	$94.31	73.3%	$69.13	$101.34	78.8%	$79.89	$110.45	76.7%	$84.66	$115.10	76.1%	$87.63	$115.10	76.1%	$87.63
Residence Inn – Pontiac, MI	$84.73	78.1%	$66.14	$85.97	78.2%	$67.26	$87.64	81.3%	$71.27	$90.92	81.3%	$73.92	$90.92	80.0%	$72.73
Residence Inn – Schaumber, IL	$98.82	73.5%	$72.68	$96.18	75.6%	$72.74	$99.25	83.3%	$82.66	$99.14	82.9%	$82.21	$99.14	82.9%	$82.21
Sleep Inn – Bedford Park, IL	$82.40	77.4%	$63.75	$79.76	84.5%	$67.40	$81.16	89.8%	$72.87	$83.71	89.6%	$74.97	$83.71	89.6%	$74.97
Springhill Suites – Schaumber, IL	$82.78	63.6%	$52.64	$83.46	67.2%	$56.07	$91.79	73.2%	$67.19	$94.19	74.3%	$69.98	$94.19	74.3%	$69.98
Fairfield Inn & Suites –Brandon, FL	$70.90	69.8%	$49.47	$74.75	73.8%	$55.16	$83.67	77.0%	$64.43	$89.01	76.9%	$68.42	$94.49	72.0%	$68.04
Courtyard – Fort Wayne, IN	$77.49	61.2%	$47.39	$82.09	60.6%	$49.75	$86.72	60.9%	$52.85	$86.82	64.6%	$56.06	$86.82	64.6%	$56.06
Courtyard – Louisville, KY	N/A	N/A	N/A	$94.55	27.2%	$25.71	$91.12	54.3%	$49.47	$93.00	58.8%	$54.69	$95.98	60.0%	$57.59
Courtyard – Merrillville, IN	$89.52	52.7%	$47.21	$96.09	57.0%	$54.82	$98.39	63.1%	$62.06	$99.86	65.3%	$65.24	$99.86	65.3%	$65.24
Residence Inn – Louisville, CO	$94.06	64.3%	$60.53	$91.53	73.6%	$67.41	$97.97	68.3%	$66.95	$99.66	65.8%	$65.58	$99.66	65.8%	$65.58
Residence Inn – Fishers, IN	$79.97	84.2%	$67.35	$96.52	73.1%	$70.58	$94.46	81.8%	$77.25	$94.99	82.9%	$78.77	$96.75	80.0%	$77.40
Courtyard – Sugarland, TX	$85.24	72.3%	$61.60	$84.04	65.6%	$55.09	$87.66	70.7%	$61.94	$91.39	73.1%	$66.79	$91.39	73.1%	$66.79
Residence Inn – Sugarland, TX	$96.04	76.8%	$73.77	$89.99	77.3%	$69.53	$94.74	84.0%	$79.61	$98.06	86.4%	$84.68	$98.06	86.4%	$84.68
Fairfield Inn & Suites – Merrillville, IN	$63.87	59.0%	$37.68	$66.71	58.3%	$38.91	$71.49	63.3%	$45.27	$73.74	62.5%	$46.05	$84.00	68.0%	$57.12
Courtyard – Mesquite, TX	$80.75	61.4%	$49.62	$82.76	67.5%	$55.86	$88.58	68.7%	$60.83	$90.70	71.1%	$64.53	$90.70	71.2%	$64.53
Residence Inn – Merrillville, IN	$93.41	76.3%	$71.23	$99.55	78.1%	$77.71	$102.03	75.8%	$77.35	$103.15	74.2%	$76.53	$103.15	74.2%	$76.53
Courtyard – Mishawaka, IN	$93.28	69.3%	$64.62	$99.55	68.1%	$67.82	$104.04	72.6%	$75.56	$103.41	74.4%	$76.92	$103.41	72.6%	$75.10
Courtyard – Pontiac, MI	$98.03	57.9%	$56.79	$94.38	59.4%	$56.06	$93.71	59.0%	$55.30	$95.38	62.7%	$59.81	$95.38	62.0%	$59.13
Residence Inn II – Austin, TX	$88.68	63.7%	$56.46	$86.97	73.7%	$64.13	$97.64	80.8%	$78.91	$103.35	83.2%	$86.03	$103.35	83.2%	$86.03
Hampton Inn – Merrillville, IN	$81.62	64.8%	$52.88	$86.70	64.9%	$56.25	$91.75	73.8%	$67.68	$93.49	75.4%	$70.50	$93.49	75.4%	$70.50
Holiday Inn – Merrillville, IN	$84.32	71.2%	$60.05	$86.44	68.6%	$59.30	$89.77	71.3%	$63.97	$92.40	72.1%	$66.62	$92.40	72.1%	$66.62
Courtyard – Valparaleo, IN	$72.25	51.1%	$36.89	$79.04	53.2%	$42.04	$75.22	59.6%	$44.81	$75.51	59.3%	$44.80	$75.51	59.3%	$44.80
Fairfield Inn & Suites – Austin, TX	$65.94	54.1%	$35.70	$61.03	62.9%	$38.37	$76.86	69.5%	$53.40	$82.47	69.8%	$57.60	$85.60	70.0%	$59.92
Holiday Inn Select – Grand Rapids, MI	$77.79	29.9%	$23.29	$71.69	59.0%	$42.31	$73.04	66.4%	$48.50	$72.26	69.5%	$50.19	$72.26	69.5%	$50.19
Residence Inn –South Bend, IN	$80.15	75.2%	$60.24	$80.03	82.3%	$65.86	$88.11	81.8%	$72.07	$90.15	79.0%	$71.21	$90.15	79.0%	$71.21
Courtyard – Benton Harbor, MI	$75.45	55.8%	$42.11	$78.86	56.2%	$44.35	$81.56	48.1%	$39.23	$82.14	53.7%	$44.14	$82.14	53.7%	$44.14
Fairfield Inn & Suites –Valpaiso, IN	$66.93	63.2%	$42.32	$71.22	57.1%	$40.64	$68.97	61.5%	$42.39	$70.15	57.4%	$40.24	$73.25	63.0%	$46.12

Average	$87.54	65.9%	$58.07	$90.17	67.9%	$61.56	$96.40	71.8%	$69.47	$102.93	72.5%	$74.74	$104.95	72.9%	$76.74
*	RLJ Hotel Pool Proportion ADR, Occupancy and RevPAR information obtained from Smith Travel Research (“STR”) Reports as of April 2006 with the exception of Holiday Inn Select Grand Rapids, for which the STR Report is dated March 2006.

This material is for your private information, and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Loop Capital Markets, LLC (collectively, the ‘‘Underwriters’’) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (‘‘SEC’’) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a ‘‘when, as and if issued’’ basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any ‘‘indications of interest’’ expressed by you, and any ‘‘soft circles’’ generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income ‘‘tax treatment’’ and ‘‘tax structure’’ (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
Citigroup	Deutsche Bank Securities	Goldman, Sachs & Co.	Loop Capital Markets, LLC

Wachovia Bank Commercial Mortgage Trust

Commercial Mortgage Pass-Through Certificates Series 2006-C28

RLJ Hotel Pool

•	The Loan. The Mortgage Loan (the “RLJ Hotel Pool Loan”) is secured by a first mortgage encumbering 43 full-service, limited-service and extended stay hotels. The RLJ Hotel Pool Loan represents approximately 4.1% of the Cut-Off Date Pool Balance. The RLJ Hotel Pool Loan was originated on June 14, 2006 and has a principal balance as of the Cut-Off Date of $146,092,500. The RLJ Hotel Pool Loan, which is evidenced by a pari passu note, dated June 14, 2006, is a portion of a whole loan with an original principal balance of $504,548,870. The other loans related to the RLJ Hotel Pool Loan are evidenced by seven separate pari passu notes, each dated June 14, 2006 (the “RLJ Hotel Pool Pari Passu Companion Loans”), with an original aggregate principal balance of $358,456,370. The RLJ Hotel Pool Pari Passu Companion Loans will not be assets of the Trust Fund. The RLJ Hotel Pool Pari Passu Companion Loans and the RLJ Hotel Pool Loan are governed by an intercreditor and servicing agreement and will be serviced pursuant to the terms of the pooling and servicing agreement relating to the Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2006-C27 transaction, as described under ‘‘DESCRIPTION OF THE MORTGAGE POOL—Co-Lender Loans’’ in the Prospectus Supplement. The RLJ Hotel Pool Loan provides for interest-only payments for the first 42 months of its term, and thereafter, fixed monthly payments of principal and interest.

The RLJ Hotel Pool Loan has a remaining term of 117 months and matures on July 1, 2016. The RLJ Hotel Pool Loan may be prepaid on or after August 1, 2013, and permits defeasance with United States government obligations beginning two years after the Closing Date.

•	The Borrowers. The borrowers consist of 42 separate special purpose entities. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the RLJ Hotel Pool Loan. The sponsor of the borrowers is Robert L. Johnson. Mr. Johnson is the founding Chairman and CEO of Black Entertainment Television and has served on the Board of Directors of Hilton Hotels Corporation and U.S. Airways.

•	The Properties. The Mortgaged Properties consist of 43 full-service, limited-service and extended stay hotels containing, in the aggregate, approximately 5,429 rooms. Based upon the trailing 12-month period ending April 30, 2006, the average occupancy rate for the properties securing the RLJ Hotel Pool Loan was approximately 72.5%.

•	Substitution. The borrowers may substitute properties of like kind and quality subject to certain criteria including franchise name, geographic diversity and a no downgrade letter from the Rating Agencies with respect to substitutions of the 10 largest Mortgaged Properties as well as if greater than 10.0% of the portfolio in the aggregate are being substituted.

•	Release. The release of an individual property will be permitted subject to a defeasance amount equal to 120% of the outstanding principal balance of the allocated loan amount with respect to each of the 10 largest properties. With respect to the balance of the properties, the release price percentage of the outstanding principal balance of the allocated loan amount of such property will be equal to the amounts set forth below.

Applicable Loan Amount Prepaid	Release Price Percentage
0-5%	105%
Greater than 5% - 15%	110%
Greater than 15% - 20%	115%
Greater than 20%	120%

•	Lockbox Account. All tenant payments due under the applicable leases are deposited into a mortgagee-designated lockbox account.

•	Management. White Lodging Services Corporation (“White Lodging”) is the property manager for the Mortgaged Properties securing the RLJ Hotel Pool Loan. Established in 1985 and headquartered in Merrillville, Indiana, White Lodging is a fully integrated hotel ownership, development and operating company with a current portfolio consisting of 106 Marriott, Renaissance, Radisson, Hilton and Intercontinental-branded hotels in thirteen states.

This material is for your private information, and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Loop Capital Markets, LLC (collectively, the ‘‘Underwriters’’) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (‘‘SEC’’) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a ‘‘when, as and if issued’’ basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any ‘‘indications of interest’’ expressed by you, and any ‘‘soft circles’’ generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income ‘‘tax treatment’’ and ‘‘tax structure’’ (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
Citigroup	Deutsche Bank Securities	Goldman, Sachs & Co.	Loop Capital Markets, LLC

Wachovia Bank Commercial Mortgage Trust

Commercial Mortgage Pass-Through Certificates Series 2006-C28

500-512 Seventh Avenue

This material is for your private information, and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Loop Capital Markets, LLC (collectively, the ‘‘Underwriters’’) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (‘‘SEC’’) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a ‘‘when, as and if issued’’ basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any ‘‘indications of interest’’ expressed by you, and any ‘‘soft circles’’ generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income ‘‘tax treatment’’ and ‘‘tax structure’’ (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
Citigroup	Deutsche Bank Securities	Goldman, Sachs & Co.	Loop Capital Markets, LLC

Wachovia Bank Commercial Mortgage Trust

Commercial Mortgage Pass-Through Certificates Series 2006-C28

500-512 Seventh Avenue

This material is for your private information, and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Loop Capital Markets, LLC (collectively, the ‘‘Underwriters’’) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (‘‘SEC’’) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a ‘‘when, as and if issued’’ basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any ‘‘indications of interest’’ expressed by you, and any ‘‘soft circles’’ generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income ‘‘tax treatment’’ and ‘‘tax structure’’ (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
Citigroup	Deutsche Bank Securities	Goldman, Sachs & Co.	Loop Capital Markets, LLC

Wachovia Bank Commercial Mortgage Trust

Commercial Mortgage Pass-Through Certificates Series 2006-C28

500-512 Seventh Avenue

Loan Information
Mortgage Loan Seller			Wachovia
Cut-Off Date Balance			$136,918,271
Percentage of Cut-Off Date Pool Balance			3.8%
Number of Mortgage Loans			1
Loan Purpose			Refinance
Sponsors	Jacob Chetrit, Joseph Moinian and Edward J. Minskoff Equities, Inc.
Type of Security			Leasehold
Mortgage Rate			5.7063636%
Maturity Date			July 11, 2016
Amortization Type			Balloon
Interest Only Period			None
Original Term / Amortization			120 / 300
Remaining Term / Amortization			117 / 297
Lockbox			Yes

Up-Front Reserves
Tax/Insurance	Yes
Engineering	$15,410
Ground Rent	$81,250
Free Rent(1)	$695,160
Outstanding TI/LC(2)	$2,344,842

Ongoing Annual Reserves
Tax/Insurance	Yes
Replacement	$233,929
TI/LC(3)	$877,235
Ground Rent	$487,500
Free Rent(1)	$568,361

Additional Financing	Pari Passu Debt		$136,918,272
	B-Note		$24,919,697
	Mezzanine Debt		$24,959,789

		Pari Passu Notes(4)	Whole Mortgage Loan
Cut-Off Date Balance		$273,836,543	$298,756,240
Cut-Off Date Balance/SF		$234	$255
Cut-Off Date LTV		68.5%	74.7%
Maturity Date LTV		52.7%	57.8%
UW DSCR on NCF		1.17x	1.06x
(1)	Established for future iVillage free rent beginning January 2014 through the end of their lease term in April 2015. At origination $695,160 was funded into the Free Rent escrow. Beginning in January 2009 prior to the start of the free rent period in January 2014, the borrower is required to fund this escrow on a monthly basis.
(2)	Funds were escrowed for existing landlord TI/LC obligations.
(3)	Ongoing annual TI/LC reserve is capped at $1,500,000.
(4)	LTV ratios, DSC ratios and Cut-Off Date Balance/SF were derived based upon the aggregate indebtedness of or debt service on the 500-512 Seventh Avenue Loan and the 500-512 Seventh Avenue Pari Passu Companion Loan.

Property Information
Number of Mortgaged Properties	1
Location	New York, NY
Property Type	Office - CBD
Size (SF)	1,169,647
Occupancy as of June 1, 2006	95.7%
Year Built / Year Renovated	1921 / 2000
Appraised Value	$400,000,000
Property Management	Newmark & Company Real Estate, Inc.
UW Economic Occupancy	94.8%
UW Revenues	$39,572,738
UW Total Expenses	$13,822,539
UW Net Operating Income (NOI)	$25,750,198
UW Net Cash Flow (NCF)	$24,113,629

This material is for your private information, and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Loop Capital Markets, LLC (collectively, the ‘‘Underwriters’’) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (‘‘SEC’’) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a ‘‘when, as and if issued’’ basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any ‘‘indications of interest’’ expressed by you, and any ‘‘soft circles’’ generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income ‘‘tax treatment’’ and ‘‘tax structure’’ (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
Citigroup	Deutsche Bank Securities	Goldman, Sachs & Co.	Loop Capital Markets, LLC

Wachovia Bank Commercial Mortgage Trust

Commercial Mortgage Pass-Through Certificates Series 2006-C28

500-512 Seventh Avenue

Tenant Summary
Tenant	Ratings(1) Moody's/S&P/Fitch	Net Rentable Area (SF)	% of Net Rentable Area	Base Rent PSF	Annual Base Rent	% of Total Annual Base Rent	Lease Expiration
Major Tenants
Target Corporation	A1/A+/A+	99,700	8.5%	$17.85	$1,779,645	5.5%	March 2015
The New York Times Company	Baa1/A-/A	82,822	7.1	$38.00	3,147,236	9.7	November 2015
iVillage, Inc.	NR/NR/NR	56,668	4.8	$33.45	1,895,372	5.8	April 2015
S. Rothschild & Co. Inc.	NR/NR/NR	49,989	4.3	$23.00	1,149,567	3.5	June 2014
Fleet Street Ltd.	NR/NR/NR	42,923	3.7	$19.06	818,132	2.5	Multiple Spaces(2)

Total Major Tenants		332,102	28.4%	$26.47	$8,789,952	27.0%
Non-Major Tenants		787,605	67.3	$30.11	23,713,846	73.0

Occupied Total		1,119,707	95.7%	$29.03	$32,503,798	100.0%

Vacant Space		49,940	4.3

Property Total		1,169,647	100.0%

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Under the terms of multiple leases, approximately 7,216 square feet are leased on a month-to-month basis, approximately 33,561 square feet expire in January 2008 and approximately 2,146 square feet expire in January 2015.

Lease Expiration Schedule
Year	# of Leases Expiring	WA Base Rent/SF Expiring	Total SF Expiring	% of Total SF Expiring*	Cumulative % of SF Expiring*	% of Base Rent Expiring*	Cumulative % of Base Rent Expiring*
2006	7	$19.94	33,430	2.9%	2.9%	2.1%	2.1%
2007	4	$23.01	26,798	2.3%	5.1%	1.9%	3.9%
2008	11	$24.15	68,422	5.8%	11.0%	5.1%	9.0%
2009	9	$21.79	55,985	4.8%	15.8%	3.8%	12.8%
2010	16	$31.44	157,802	13.5%	29.3%	15.3%	28.0%
2011	8	$35.86	97,521	8.3%	37.6%	10.8%	38.8%
2012	6	$35.84	65,088	5.6%	43.2%	7.2%	46.0%
2013	8	$32.77	39,675	3.4%	46.6%	4.0%	50.0%
2014	7	$23.63	105,551	9.0%	55.6%	7.7%	57.7%
2015	18	$29.19	391,552	33.5%	89.1%	35.2%	92.8%
2016	3	$28.90	32,860	2.8%	91.9%	2.9%	95.7%
Thereafter	6	$30.76	45,023	3.8%	95.7%	4.3%	100.0%
Vacant	0	NA	49,940	4.3%	100.0%	0.0%	100.0%
*	Calculated based upon approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Loop Capital Markets, LLC (collectively, the ‘‘Underwriters’’) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (‘‘SEC’’) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a ‘‘when, as and if issued’’ basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any ‘‘indications of interest’’ expressed by you, and any ‘‘soft circles’’ generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income ‘‘tax treatment’’ and ‘‘tax structure’’ (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
Citigroup	Deutsche Bank Securities	Goldman, Sachs & Co.	Loop Capital Markets, LLC

Wachovia Bank Commercial Mortgage Trust

Commercial Mortgage Pass-Through Certificates Series 2006-C28

500-512 Seventh Avenue

•	The Loan. The Mortgage Loan (the “500-512 Seventh Avenue Loan”) is secured by a first lien leasehold interest in an office building located in New York, New York. The 500-512 Seventh Avenue Loan represents approximately 3.8% of the Cut-Off Date Pool Balance. The 500-512 Seventh Avenue Loan was originated on July 7, 2006 and has a principal balance as of the Cut-Off Date of $136,918,271. The 500-512 Seventh Avenue Loan, which is evidenced by a pari passu note, dated July 7, 2006, is a portion of a whole loan with an original principal balance of $300,000,000. The other loans related to the 500-512 Seventh Avenue Loan are evidenced by two separate notes, each dated July 7, 2006 (the “500-512 Seventh Avenue Pari Passu Companion Loan” and the “500-512 Seventh Avenue Subordinate Companion Loan” and, collectively with the 500-512 Seventh Avenue Loan, the “500-512 Seventh Avenue Whole Loan”), with original principal balances of $137,500,000 and $25,000,000, respectively. The 500-512 Seventh Avenue Pari Passu Companion Loan and the 500-512 Seventh Avenue Subordinate Companion Loan will not be assets of the Trust Fund. The 500-512 Seventh Avenue Loan, the 500-512 Seventh Avenue Pari Passu Companion Loan and the 500-512 Seventh Avenue Subordinate Companion Loan are governed by an intercreditor and servicing agreement and will be serviced pursuant to the terms of the pooling and servicing agreement relating to the Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2006-C27 transaction, as described under ‘‘DESCRIPTION OF THE MORTGAGE POOL—Co-Lender Loans’’ in the Prospectus Supplement.

The 500-512 Seventh Avenue Loan has a remaining term of 117 months and matures on July 11, 2016. The 500-512 Seventh Avenue Loan may be prepaid on or after April 11, 2016, and permits defeasance with United States government obligations beginning two years after the Closing Date.

•	The Borrower. The borrower is 500-512 Seventh Avenue Limited Partnership, a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the 500-512 Seventh Avenue Loan. The sponsors are Jacob Chetrit, Joseph Moinian and Edward J. Minskoff Equities, Inc. Mr. Moinian and Mr. Chetrit are the majority owners of the sponsorship group and are both New York City-based real estate owners and operators that own numerous office properties in Manhattan as well as additional commercial properties throughout the United States. Mr. Moinian heads the Moinian Group, which has been actively involved in greater New York commercial real estate for over 15 years, and currently owns and controls a portfolio that exceeds 20 million square feet of office, industrial, retail, residential and hotel properties throughout the United States and abroad. Mr. Chetrit heads the Chetrit Group, which has been involved in real estate for approximately 20 years. The Chetrit Group has interests in over 15 million square feet in locations such as New York, Philadelphia and Los Angeles.

•

The Property.    The Mortgaged Property is an approximately 1,169,647 square foot office building situated on approximately 1.2 acres. The Mortgaged Property was constructed in 1921 and renovated in 2000. The Mortgaged Property is located in New York, New York. As of June 1, 2006, the occupancy rate for the Mortgaged Property securing the 500-512 Seventh Avenue Loan was approximately 95.7%. The largest tenant is Target Corporation (“Target”), occupying approximately 99,700 square feet, or approximately 8.5% of the net rentable area. Target, the nation’s second largest discount chain, operates nearly 1,400 Target and SuperTarget stores in 47 states, as well as an online business called Target.com. As of September 25, 2006, Target was rated ‘‘A1’’ (Moody’s), ‘‘A+’’ (S&P) and ‘‘A+’’ (Fitch). The Target lease expires in March 2015. The second largest tenant is The New York Times Company (“The NYTimes”), occupying approximately 82,822 square feet, or approximately 7.1% of the net rentable area. The NYTimes is a diversified media company, including newspapers, internet businesses, television and radio stations and investments in paper mills and other investments. The company operates three segments, namely the News Media Group, which is comprised of the New York Times Media Group, the New England Media Group and the Regional Media Group; the Broadcast Media Group, which consists of nine network-affiliated television stations, including KAUT-TV and About.com, an online source for consumer information and advice. As of September 25, 2006, The NYTimes was rated ‘‘Baa1’’ (Moody’s), ‘‘A-’’ (S&P)

This material is for your private information, and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Loop Capital Markets, LLC (collectively, the ‘‘Underwriters’’) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (‘‘SEC’’) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a ‘‘when, as and if issued’’ basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any ‘‘indications of interest’’ expressed by you, and any ‘‘soft circles’’ generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income ‘‘tax treatment’’ and ‘‘tax structure’’ (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
Citigroup	Deutsche Bank Securities	Goldman, Sachs & Co.	Loop Capital Markets, LLC

Wachovia Bank Commercial Mortgage Trust

Commercial Mortgage Pass-Through Certificates Series 2006-C28

500-512 Seventh Avenue

and ‘‘A’’ (Fitch). The NYTimes lease expires in November 2015. The third largest tenant is iVillage, Inc. (“iVillage”), a subsidiary of NBC Universal, Inc., occupying approximately 56,668 square feet, or approximately 4.8% of the net rentable area. iVillage is ‘‘the Internet for women’’ and consists of several online and offline media-based properties that seek to enrich the lives of women, teenage girls and parents through the offering of unique content, community applications, tools and interactive features. iVillage (NASDAQ: IVIL) was established in 1995 and is headquartered in New York, New York. The iVillage lease expires in April 2015.

•	Lockbox Account. All tenant payments due under the applicable leases are deposited into a mortgagee-designated lockbox account.

•	Mezzanine Debt. A mezzanine loan with an original amount of $25,000,000 was provided by Wachovia Bank, National Association, on July 7, 2006. The mezzanine loan is not an asset of the Trust Fund and is secured by a pledge of the equity interests in the borrower for the 500-512 Seventh Avenue Loan. The mezzanine loan carries a fixed interest rate of 10.250% per annum and matures in July 2016.

•	Management. Newmark & Company Real Estate, Inc. (“Newmark”) is the property manager for the Mortgaged Property securing the 500-512 Seventh Avenue Loan. Newmark is an independent, full-service real estate firm, providing real estate solutions to corporations, property owners, investors and developers across the globe. Newmark serves as leasing agent and/or property manager for approximately 50 million square feet of commercial space in the United States.

This material is for your private information, and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Loop Capital Markets, LLC (collectively, the ‘‘Underwriters’’) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (‘‘SEC’’) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a ‘‘when, as and if issued’’ basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any ‘‘indications of interest’’ expressed by you, and any ‘‘soft circles’’ generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income ‘‘tax treatment’’ and ‘‘tax structure’’ (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
Citigroup	Deutsche Bank Securities	Goldman, Sachs & Co.	Loop Capital Markets, LLC

Wachovia Bank Commercial Mortgage Trust

Commercial Mortgage Pass-Through Certificates Series 2006-C28

Newport Bluffs

This material is for your private information, and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Loop Capital Markets, LLC (collectively, the ‘‘Underwriters’’) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (‘‘SEC’’) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a ‘‘when, as and if issued’’ basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any ‘‘indications of interest’’ expressed by you, and any ‘‘soft circles’’ generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income ‘‘tax treatment’’ and ‘‘tax structure’’ (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
Citigroup	Deutsche Bank Securities	Goldman, Sachs & Co.	Loop Capital Markets, LLC

Wachovia Bank Commercial Mortgage Trust

Commercial Mortgage Pass-Through Certificates Series 2006-C28

Newport Bluffs

This material is for your private information, and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Loop Capital Markets, LLC (collectively, the ‘‘Underwriters’’) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (‘‘SEC’’) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a ‘‘when, as and if issued’’ basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any ‘‘indications of interest’’ expressed by you, and any ‘‘soft circles’’ generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income ‘‘tax treatment’’ and ‘‘tax structure’’ (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
Citigroup	Deutsche Bank Securities	Goldman, Sachs & Co.	Loop Capital Markets, LLC

Wachovia Bank Commercial Mortgage Trust

Commercial Mortgage Pass-Through Certificates Series 2006-C28

Newport Bluffs

Loan Information
Mortgage Loan Seller		Wachovia
Cut-Off Date Balance		$132,000,000
Percentage of Cut-Off Date Pool Balance		3.7%
Number of Mortgage Loans		1
Loan Purpose		Refinance
Sponsor		The Irvine Company LLC
Type of Security		Fee
Mortgage Rate		6.104%
Maturity Date		October 11, 2016
Amortization Type		Interest-Only
Interest Only Period		120
Original Term / Amortization		120 / IO
Remaining Term / Amortization		120 / IO
Lockbox		None

Up-Front Reserves	None

Ongoing Annual Reserves
Tax/Insurance(1)	Springing
Replacement(2)	Springing

Additional Financing(3)	Pari Passu Debt	$132,000,000

		Pari Passu Notes(4)
Cut-Off Date Balance		$264,000,000
Cut-Off Date Balance/Unit		$250,951
Cut-Off Date LTV		71.0%
Maturity Date LTV		71.0%
UW DSCR on NCF		1.35x
(1)	An annual deposit into the tax and insurance reserve will be required upon an event of default as specified in the related Mortgage Loan documents.
(2)	An annual deposit of $228,408 into the replacement reserve will be required upon certain conditions as specified in the related Mortgage Loan documents.
(3)	Additional future pari passu debt is permitted subject to (i) a combined maximum LTV ratio based upon the aggregate principal balance of the Newport Bluffs Whole Loan and the Newport Bluffs Future Pari Passu Loan of 65.0% during the first 60 months of the loan term, and 60.0% anytime thereafter, (ii) a combined minimum DSC ratio based upon the aggregate principal balance of the Newport Bluffs Whole Loan and the Newport Bluffs Future Pari Passu Loan of 1.35x during the first 60 months of the loan term, and 1.45x anytime thereafter and (iii) certain other conditions as specified in the related Mortgage Loan documents.
(4)	LTV ratios, DSC ratio and Cut-Off Date Balance/Unit were derived based upon the aggregate indebtedness of or debt service on the Newport Bluffs Loan and the Newport Bluffs Pari Passu Companion Loan.

Property Information
Number of Mortgaged Properties	1
Location	Newport Beach, CA
Property Type	Multifamily – Conventional
Size (Units)	1,052
Occupancy as of September 25, 2006	94.3%
Year Built / Year Renovated	1999 / NA
Appraised Value	$371,900,000
Property Management	Irvine Community Development Co. LLC
UW Economic Occupancy	94.1%
UW Revenues	$28,343,179
UW Total Expenses	$6,324,731
UW Net Operating Income (NOI)	$22,018,448
UW Net Cash Flow (NCF)	$21,780,696

This material is for your private information, and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Loop Capital Markets, LLC (collectively, the ‘‘Underwriters’’) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (‘‘SEC’’) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a ‘‘when, as and if issued’’ basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any ‘‘indications of interest’’ expressed by you, and any ‘‘soft circles’’ generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income ‘‘tax treatment’’ and ‘‘tax structure’’ (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
Citigroup	Deutsche Bank Securities	Goldman, Sachs & Co.	Loop Capital Markets, LLC

Wachovia Bank Commercial Mortgage Trust

Commercial Mortgage Pass-Through Certificates Series 2006-C28

Newport Bluffs

Unit Mix
Unit Mix	No. of Units	Approximate Unit Size (SF)	Approximate NRA (SF)	% of NRA	Actual Rent
Studio	33	549	18,117	1.7%	$1,483
1 BR/1 BA	391	791	309,281	29.1	$1,928
2 BR/2 BA	359	1,088	390,592	36.7	$2,238
2 BR/2 BA Townhome	112	1,195	133,840	12.6	$2,690
3 BR/2 BA	47	1,336	62,792	5.9	$2,830
3 BR/3 BA Townhome	110	1,363	149,930	14.1	$3,125

Total/Average	1,052	1,012	1,064,552	100.0%	$2,266/$2.24/SF

This material is for your private information, and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Loop Capital Markets, LLC (collectively, the ‘‘Underwriters’’) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (‘‘SEC’’) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a ‘‘when, as and if issued’’ basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any ‘‘indications of interest’’ expressed by you, and any ‘‘soft circles’’ generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income ‘‘tax treatment’’ and ‘‘tax structure’’ (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
Citigroup	Deutsche Bank Securities	Goldman, Sachs & Co.	Loop Capital Markets, LLC

Wachovia Bank Commercial Mortgage Trust

Commercial Mortgage Pass-Through Certificates Series 2006-C28

Newport Bluffs

•	The Loan. The Mortgage Loan (the “Newport Bluffs Loan”) is secured by a first mortgage encumbering a 1,052-unit multifamily complex located in Newport Beach, California. The Newport Bluffs Loan represents approximately 3.7% of the Cut-Off Date Pool Balance. The Newport Bluffs Loan was originated on October 5, 2006 and has a principal balance as of the Cut-Off Date of $132,000,000. The Newport Bluffs Loan, which is evidenced by a pari passu note, dated October 5, 2006, is a portion of a whole loan with an original principal balance of $264,000,000. The other loan related to the Newport Bluffs Loan is evidenced by one separate note, dated October 5, 2006 (the “Newport Bluffs Pari Passu Companion Loan” and together with the Newport Bluffs Loan and the Newport Bluffs Future Pari Passu Companion Loan, if applicable, the “Newport Bluffs Whole Loan”), with an original balance of $132,000,000. Further, the related Mortgage Loan documents permit the related borrower to obtain future debt that will be pari passu in right of entitlement of payment with each of the Newport Bluffs Loan and the Newport Bluffs Pari Passu Companion Loan (the “Newport Bluffs Future Pari Passu Companion Loan”), subject to the satisfaction of certain financial conditions set forth in the related Mortgage Loan documents, including but not limited to loan-to-value tests and debt service coverage tests, as well as the written confirmation from the Rating Agencies that any ratings of the Certificates will not, as a result of the Newport Bluffs Future Pari Passu Companion Loan, be downgraded, qualified or withdrawn. The Newport Bluffs Loan provides for interest-only payments for the entire loan term.

•	The Newport Bluffs Loan has a remaining term of 120 months and matures on October 11, 2016. The Newport Bluffs Loan may be prepaid at any time with payment of the greater of yield maintenance or 1.0% of the prepaid amount through and including June 11, 2016. In lieu of the yield maintenance premium, the Newport Bluffs Loan permits defeasance with United States government obligations beginning two years after the Closing Date.

•	The Borrower. The borrower is Newport Bluffs LLC, a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Newport Bluffs Whole Loan. The sponsor of the borrower is The Irvine Company, a 140-year old privately held real estate investment company best known for the balanced, sustainable communities it continues to plan and create on the Irvine Ranch in Orange County, California. The company owns significant office, apartment and retail properties on the Irvine Ranch and in Silicon Valley, West Los Angeles and North San Diego, California. The Irvine Company today maintains a portfolio of approximately 400 office buildings, 39 retail centers, 80 apartment communities, 12 hotels, five marinas and three golf clubs, along with 44,000 acres of undeveloped land from the original tract. The company has earned international recognition for its comprehensive planning and the high quality of its design, architecture and landscaping in its villages in Irvine, California and parts of the neighboring cities of Newport Beach, Tustin, Laguna Beach and Orange County, California.

•	The Property. The Mortgaged Property is a 1,052-unit multifamily complex consisting of 52 three-story buildings situated on approximately 57.7 acres. The Mortgaged Property was constructed in 1999. The Mortgaged Property is located in Newport Beach, California within the Los Angeles-Long Beach-Santa Ana, California metropolitan statistical area. Individual unit amenities include a private patio or balcony, in-home washers and dryers, gourmet kitchens and high-speed internet. Project amenities at the Mortgaged Property include a gated community, three resort-style pools with spas, tiered sundecks with private cabanas, clubhouse with catering kitchen and courtyard, outdoor fireplace and barbeque areas, two tennis courts, fitness center with cardiovascular, exercise and weight-training equipment, multi-use aerobics area, private surround-sound movie theater and fully-equipped executive business center. As of September 25, 2006, the occupancy rate for the Mortgaged Property securing the Newport Bluffs Loan was approximately 94.3%.

•	Lock Box Account. The related Mortgage Loan documents do not require a lockbox account.

•	Property Management. Irvine Community Development Co. LLC, an affiliate of the sponsor, is the property manager for the Mortgaged Property securing the Newport Bluffs Loan.

This material is for your private information, and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Loop Capital Markets, LLC (collectively, the ‘‘Underwriters’’) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (‘‘SEC’’) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a ‘‘when, as and if issued’’ basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any ‘‘indications of interest’’ expressed by you, and any ‘‘soft circles’’ generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income ‘‘tax treatment’’ and ‘‘tax structure’’ (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
Citigroup	Deutsche Bank Securities	Goldman, Sachs & Co.	Loop Capital Markets, LLC

Wachovia Bank Commercial Mortgage Trust

Commercial Mortgage Pass-Through Certificates Series 2006-C28

THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Loop Capital Markets, LLC (collectively, the ‘‘Underwriters’’) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (‘‘SEC’’) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a ‘‘when, as and if issued’’ basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any ‘‘indications of interest’’ expressed by you, and any ‘‘soft circles’’ generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income ‘‘tax treatment’’ and ‘‘tax structure’’ (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
Citigroup	Deutsche Bank Securities	Goldman, Sachs & Co.	Loop Capital Markets, LLC

Wachovia Bank Commercial Mortgage Trust

Commercial Mortgage Pass-Through Certificates Series 2006-C28

Gateway Shopping Center

This material is for your private information, and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Loop Capital Markets, LLC (collectively, the ‘‘Underwriters’’) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (‘‘SEC’’) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a ‘‘when, as and if issued’’ basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any ‘‘indications of interest’’ expressed by you, and any ‘‘soft circles’’ generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income ‘‘tax treatment’’ and ‘‘tax structure’’ (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
Citigroup	Deutsche Bank Securities	Goldman, Sachs & Co.	Loop Capital Markets, LLC

Wachovia Bank Commercial Mortgage Trust

Commercial Mortgage Pass-Through Certificates Series 2006-C28

Gateway Shopping Center

This material is for your private information, and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Loop Capital Markets, LLC (collectively, the ‘‘Underwriters’’) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (‘‘SEC’’) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a ‘‘when, as and if issued’’ basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any ‘‘indications of interest’’ expressed by you, and any ‘‘soft circles’’ generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income ‘‘tax treatment’’ and ‘‘tax structure’’ (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
Citigroup	Deutsche Bank Securities	Goldman, Sachs & Co.	Loop Capital Markets, LLC

Wachovia Bank Commercial Mortgage Trust

Commercial Mortgage Pass-Through Certificates Series 2006-C28

Gateway Shopping Center

Loan Information
Mortgage Loan Seller		Nomura
Cut-Off Date Balance		$87,000,000
Percentage of Cut-Off Date Pool Balance		2.4%
Number of Mortgage Loans		1
Loan Purpose		Refinance
Sponsor		Shopping Center at Gateway, L.P.
Type of Security		Fee
Mortgage Rate		5.890%
Maturity Date		October 1, 2011
Amortization Type		Interest-Only
Interest Only Period		60
Original Term /Amortization		60 / IO
Remaining Term / Amortization		60 / IO
Lockbox		Yes
Up-Front Reserves	None
Ongoing Annual Reserves	None
Additional Financing		None
Cut-Off Date Balance		$87,000,000
Cut-Off Date Balance/SF		$182
Cut-Off Date LTV		66.4%
Maturity Date LTV		66.4%
UW DSCR on NCF		1.34x

Property Information
Number of Mortgaged Properties	1
Location	Austin, TX
Property Type	Retail – Anchored
Size (SF)	476,934
Occupancy as of August 10, 2006	100.0%
Year Built / Year Renovated	1993 / NA
Appraised Value	$131,000,000
Property Management	Simon Management Associates (Texas), LLC
UW Economic Occupancy	95.4%
UW Revenues	$10,712,728
UW Total Expenses	$3,494,987
UW Net Operating Income (NOI)	$7,217,742
UW Net Cash Flow (NCF)	$6,947,061

This material is for your private information, and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Loop Capital Markets, LLC (collectively, the ‘‘Underwriters’’) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (‘‘SEC’’) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a ‘‘when, as and if issued’’ basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any ‘‘indications of interest’’ expressed by you, and any ‘‘soft circles’’ generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income ‘‘tax treatment’’ and ‘‘tax structure’’ (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
Citigroup	Deutsche Bank Securities	Goldman, Sachs & Co.	Loop Capital Markets, LLC

Wachovia Bank Commercial Mortgage Trust

Commercial Mortgage Pass-Through Certificates Series 2006-C28

Gateway Shopping Center

Tenant Summary
Tenant	Ratings* Moody's/S&P/Fitch	Net Rentable Area (SF)	% of Net Rentable Area	Base Rent PSF	Annual Base Rent	% of Total Annual Base Rent	Lease Expiration
Major Tenants
Star Furniture	Aaa/AAA/AAA	84,779	17.8%	$12.35	$1,047,021	13.4%	July 2010
Regal Cinema	B2/BB-/NR	66,918	14.0	$6.82	456,500	5.8	November 2031
Best Buy	Baa3/BBB/BBB+	46,798	9.8	$10.75	503,079	6.4	January 2012
Linens ’n Things	B3/B/B-	35,058	7.4	$12.28	430,512	5.5	January 2010
Whole Foods Market	Ba2/BBB-/NR	34,078	7.1	$14.77	503,284	6.4	April 2010

Total Major Tenants		267,631	56.1%	$10.99	$2,940,396	37.5%
Non-Major Tenants		209,303	43.9	$23.40	4,898,292	62.5

Occupied Total		476,934	100.0%	$16.44	$7,838,688	100.0%

Vacant Space		0	0.0

Property Total		476,934	100.0%

*	Certain ratings are those of the parent whether or not the parent guarantees the lease.

Lease Expiration Schedule
Year	# of Leases Expiring	WA Base Rent/SF Expiring	Total SF Expiring	% of Total SF Expiring*	Cumulative % of SF Expiring*	% of Base Rent Expiring*	Cumulative % of Base Rent Expiring*
2006	1	$26.40	2,500	0.5%	0.5%	0.8%	0.8%
2007	4	$26.91	7,888	1.7%	2.2%	2.7%	3.6%
2008	7	$19.13	46,744	9.8%	12.0%	11.4%	15.0%
2009	4	$28.18	19,839	4.2%	16.1%	7.1%	22.1%
2010	10	$14.99	201,567	42.3%	58.4%	38.5%	60.6%
2011	6	$24.82	41,622	8.7%	67.1%	13.2%	73.8%
2012	1	$10.75	46,798	9.8%	76.9%	6.4%	80.2%
2013	1	$18.00	7,137	1.5%	78.4%	1.6%	81.9%
2014	0	$0.00	0	0.0%	78.4%	0.0%	81.9%
2015	1	$20.00	3,321	0.7%	79.1%	0.8%	82.7%
2016	1	$14.73	6,700	1.4%	80.5%	1.3%	84.0%
Thereafter	2	$13.54	92,818	19.5%	100.0%	16.0%	100.0%
Vacant	0	NA	0	0.0%	100.0%	0.0%	100.0%
*	Calculated based upon approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Loop Capital Markets, LLC (collectively, the ‘‘Underwriters’’) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (‘‘SEC’’) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a ‘‘when, as and if issued’’ basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any ‘‘indications of interest’’ expressed by you, and any ‘‘soft circles’’ generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income ‘‘tax treatment’’ and ‘‘tax structure’’ (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
Citigroup	Deutsche Bank Securities	Goldman, Sachs & Co.	Loop Capital Markets, LLC

Wachovia Bank Commercial Mortgage Trust

Commercial Mortgage Pass-Through Certificates Series 2006-C28

Gateway Shopping Center

•	The Loan. The Mortgage Loan (the “Gateway Shopping Center Loan”) is secured by a first mortgage encumbering an anchored retail center located in Austin, Texas. The Gateway Shopping Center Loan represents approximately 2.4% of the Cut-Off Date Pool Balance. The Gateway Shopping Center Loan was originated on September 13, 2006 and has a principal balance as of the Cut-Off Date of $87,000,000. The Gateway Shopping Center Loan provides for interest-only payments for the entire loan term.

The Gateway Shopping Center Loan has a remaining term of 60 months and matures on October 1, 2011. The Gateway Shopping Center Loan may be prepaid on or after January 1, 2011, and permits defeasance with United States government obligations beginning two years after the Closing Date.

•	The Borrower. The borrower is Shopping Center at Gateway, L.P., a Delaware limited partnership and a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Gateway Shopping Center Loan. The primary sponsor of the borrower is Simon Property Group, L.P. (“Simon”). Headquartered in Indianapolis, Indiana, Simon is the largest publicly traded real estate investment trust (REIT) in North America and the country’s largest owner, developer and manager of high quality retail real estate. Simon operates from four major platforms: regional malls, Premium Outlet centers, community/lifestyle centers and international shopping centers. Simon owns, or has an interest in, approximately 284 properties in the United States, comprising more than 200 million square feet of gross leasable area in 38 states plus Puerto Rico. Simon also has an interest in more than 52 European shopping centers in France, Italy and Poland; 5 Premium Outlet centers in Japan; and 1 Premium Outlet center in Mexico. Simon Property Group, L.P., the operating partnership, is rated “Baa1” (Moody’s), “A-” (S&P) and “BBB+” (Fitch). Simon is a NYSE listed company (NYSE: SPG) and a member of the S&P 500 index.

•	The Property. Gateway Shopping Center is a Class A retail center. Situated on approximately 46.1 acres, the center is comprised of 12 one- and two-story buildings that were built in phases between 1993 and 2004. The Mortgaged Property is located in Austin, Texas at the heart of the “Golden Triangle”, the premier retail area within the Austin, Texas MSA. This regional outdoor shopping center features 476,934 square feet of borrower-owned retail GLA and was approximately 100.0% occupied as of August 10, 2006.

The largest tenant is Star Furniture occupying approximately 84,779 square feet, or approximately 17.8% of the net rentable area. Star Furniture, founded over 90 years ago, is one of the largest retail furniture stores in the country with 10 showrooms in Texas. Star Furniture is owned by Berkshire Hathaway. As of October 4, 2006, Berkshire Hathaway was rated “Aaa” (Moody’s), “AAA” (S&P) and “AAA” (Fitch). The Star Furniture lease expires in July 2010. The second largest tenant is Regal Cinema, occupying approximately 66,918 square feet, or approximately 14.0% of the net rentable area. Regal Entertainment Group (NYSE: RGC), operates the largest and most geographically diverse theatre circuit in the United States, consisting of approximately 6,383 screens in 542 theatres in 40 states as of June 29, 2006, with over 244 million annual attendees for the fiscal year ended December 29, 2005. Regal Entertainment Group develops, acquires and operates multi-screen theatres primarily in mid-sized metropolitan markets and suburban growth areas of larger metropolitan markets throughout the United States. As of October 4, 2006, Regal Entertainment Group was rated “B2” (Moody’s). The Regal Cinema lease expires in November 2031. The third largest tenant is Best Buy, occupying approximately 46,798 square feet, or approximately 9.8% of the net rentable area. Best Buy (NYSE: BBY), operates as a specialty retailer of consumer electronics, home-office products, entertainment software, appliances, and related services. It operates retail stores and commercial Web sites under the brand names Best Buy, Future Shop, Magnolia Audio Video, and Geek Squad. As of October 4, 2006, Best Buy was rated “Baa3” (Moody’s), “BBB” (S&P) and “BBB+” (Fitch). As of May 10, 2006, the company operated approximately 930 retail stores in the United States and in Canada. The Best Buy lease expires in January 2012.

This material is for your private information, and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Loop Capital Markets, LLC (collectively, the ‘‘Underwriters’’) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (‘‘SEC’’) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a ‘‘when, as and if issued’’ basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any ‘‘indications of interest’’ expressed by you, and any ‘‘soft circles’’ generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income ‘‘tax treatment’’ and ‘‘tax structure’’ (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
Citigroup	Deutsche Bank Securities	Goldman, Sachs & Co.	Loop Capital Markets, LLC

Wachovia Bank Commercial Mortgage Trust

Commercial Mortgage Pass-Through Certificates Series 2006-C28

Gateway Shopping Center

•	Release Provisions. Non-income producing parcels of the Mortgaged Property may be released provided that (i) there is no material adverse effect, (ii) a REMIC opinion is delivered and (iii) the remaining property complies with all applicable laws and remains separate tax parcels.

•	Lockbox Account. All tenant payments due under the applicable tenant leases are deposited into a mortgagee-designated lockbox account.

•	Management. Simon Management Associates (Texas), LLC, an affiliate of the sponsor, is the property manager for the Mortgaged Property securing the Gateway Shopping Center Loan.

This material is for your private information, and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Loop Capital Markets, LLC (collectively, the ‘‘Underwriters’’) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (‘‘SEC’’) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a ‘‘when, as and if issued’’ basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any ‘‘indications of interest’’ expressed by you, and any ‘‘soft circles’’ generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income ‘‘tax treatment’’ and ‘‘tax structure’’ (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
Citigroup	Deutsche Bank Securities	Goldman, Sachs & Co.	Loop Capital Markets, LLC

Wachovia Bank Commercial Mortgage Trust

Commercial Mortgage Pass-Through Certificates Series 2006-C28

Embassy Suites – Washington, DC

This material is for your private information, and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Loop Capital Markets, LLC (collectively, the ‘‘Underwriters’’) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (‘‘SEC’’) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a ‘‘when, as and if issued’’ basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any ‘‘indications of interest’’ expressed by you, and any ‘‘soft circles’’ generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income ‘‘tax treatment’’ and ‘‘tax structure’’ (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
Citigroup	Deutsche Bank Securities	Goldman, Sachs & Co.	Loop Capital Markets, LLC

Wachovia Bank Commercial Mortgage Trust

Commercial Mortgage Pass-Through Certificates Series 2006-C28

Embassy Suites – Washington, DC

This material is for your private information, and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Loop Capital Markets, LLC (collectively, the ‘‘Underwriters’’) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (‘‘SEC’’) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a ‘‘when, as and if issued’’ basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any ‘‘indications of interest’’ expressed by you, and any ‘‘soft circles’’ generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income ‘‘tax treatment’’ and ‘‘tax structure’’ (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
Citigroup	Deutsche Bank Securities	Goldman, Sachs & Co.	Loop Capital Markets, LLC

Wachovia Bank Commercial Mortgage Trust

Commercial Mortgage Pass-Through Certificates Series 2006-C28

Embassy Suites – Washington, DC

Loan Information
Mortgage Loan Seller		Wachovia
Cut-Off Date Balance		$65,000,000
Percentage of Cut-Off Date Pool Balance		1.8%
Number of Mortgage Loans		1
Loan Purpose		Refinance
Sponsor	International Painters and Allied Trades Industry Pension Fund
Type of Security		Fee
Mortgage Rate		5.930%
Maturity Date		November 11, 2016
Amortization Type		Balloon
Interest Only Period		36
Original Term / Amortization		120 / 300
Remaining Term / Amortization		120 / 300
Lockbox		None

Up-Front Reserves
Tax	Yes
Debt Service Reserve(1)	$7,709,000

Ongoing Annual Reserves
Tax	Yes
FF&E(2)	Yes

Additional Financing		None

Cut-Off Date Balance		$65,000,000
Cut-Off Date Balance/Room		$169,271
Cut-Off Date LTV		65.9%
Maturity Date LTV		56.4%
UW DSCR on NCF		1.44x
(1)	An amount equal to two years of interest payments will be taken upon origination of the related Mortgage Loan as additional security for the Mortgage until the hotel attains a stabilized occupancy. Such amounts will be released upon mortgagee satisfaction and upon other conditions as described in the related Mortgage Loan documents.
.(2)	4.0% of gross revenues will be escrowed, commencing in year 3.
(3)	Year to date occupancy.

Property Information
Number of Mortgaged Properties	1
Location	Washington, DC
Property Type	Hospitality – Full Service
Size (Rooms)	384
Occupancy as of August 31, 2006(3)	72.3%
Year Built / Year Renovated	2005 / NA
Appraised Value	$98,600,000
Property Management	Promus Hotels, Inc.
UW Economic Occupancy	78.0%
UW Revenues	$29,160,394
UW Total Expenses	$20,474,430
UW Net Operating Income (NOI)	$8,685,965
UW Net Cash Flow (NCF)	$7,181,288

This material is for your private information, and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Loop Capital Markets, LLC (collectively, the ‘‘Underwriters’’) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (‘‘SEC’’) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a ‘‘when, as and if issued’’ basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any ‘‘indications of interest’’ expressed by you, and any ‘‘soft circles’’ generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income ‘‘tax treatment’’ and ‘‘tax structure’’ (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
Citigroup	Deutsche Bank Securities	Goldman, Sachs & Co.	Loop Capital Markets, LLC

Wachovia Bank Commercial Mortgage Trust

Commercial Mortgage Pass-Through Certificates Series 2006-C28

Embassy Suites – Washington, DC

Facility Summary
Guest Rooms	Number of Rooms
King	273
Double/Double	111

Total	384

Meeting Rooms	Square Feet
Meeting Space	7,000

Food and Beverage	Seating
Finn and Porter Restaurant	200

Other Amenities
Gift Shop
Fitness Center
Indoor swimming pool

Financial Schedule
Year	2006
Latest Period	T6 Ending 8/2006
Occupancy	66.1%
ADR	$241.35
REVPAR	$159.48
UW Occupancy	78.0%
UW ADR	$206.91
UW REVPAR	$161.39

This material is for your private information, and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Loop Capital Markets, LLC (collectively, the ‘‘Underwriters’’) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (‘‘SEC’’) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a ‘‘when, as and if issued’’ basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any ‘‘indications of interest’’ expressed by you, and any ‘‘soft circles’’ generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income ‘‘tax treatment’’ and ‘‘tax structure’’ (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
Citigroup	Deutsche Bank Securities	Goldman, Sachs & Co.	Loop Capital Markets, LLC

Wachovia Bank Commercial Mortgage Trust

Commercial Mortgage Pass-Through Certificates Series 2006-C28

Embassy Suites – Washington, DC

•	The Loan. The Mortgage Loan (the “Embassy Suites – Washington, DC Loan”) is secured by a first mortgage encumbering a full-service hotel located in Washington, DC. The Embassy Suites – Washington, DC Loan represents approximately 1.8% of the Cut-Off Date Pool Balance. The Embassy Suites – Washington, DC Loan will be originated on October 30, 2006, and has a principal balance as of the Cut-Off Date of $65,000,000. The Embassy Suites – Washington, DC Loan provides for interest-only payments for the first 36 months of the loan term, and thereafter, fixed monthly payments of principal and interest.

The Embassy Suites – Washington, DC Loan has a remaining term of 120 months and matures on November 11, 2016. The Embassy Suites – Washington, DC Loan may be prepaid on or after September 11, 2016, and permits defeasance with United States government obligations beginning two years after the Closing Date.

•	The Borrower. The borrower is 1000 K, L.L.C., a special purpose entity. Legal counsel to the borrower will deliver a non-consolidation opinion in connection with the origination of the Embassy Suites – Washington, DC Loan. The sponsor of the borrower is the International Painters and Allied Trades Industry Pension Fund, a pension fund with assets in excess of $2.4 billion and more than 7,000 employers in the United States and Canada who participate in the pension fund.

•	The Property. The Mortgaged Property is a full-service hotel, containing 384 rooms and approximately 7,000 square feet of flexible meeting space on approximately 0.6 acres. The Mortgaged Property was constructed in 2005. The Mortgaged Property is located in Washington, DC, approximately two blocks from the Washington Convention Center and one mile from the White House. The amenities at the Mortgaged Property include an indoor swimming pool, fitness center, restaurant, meeting rooms, ballrooms, gift shop and guest laundry. Based upon year-to-date period ending August 31, 2006, the occupancy rate for the Mortgaged Property securing the Embassy Suites – Washington, DC Loan was approximately 72.3%.

•	Lockbox Account. The related Mortgage Loan documents do not require a lockbox account.

•	Management. Promus Hotels, Inc. (“Promus”) is the property manager for the Mortgaged Property securing the Embassy Suites – Washington, DC Loan. Promus, an affiliate of Hilton Hotels Corporation, franchises and manages Hilton’s Doubletree, Embassy Suites, Hampton Inn, Hampton Inn & Suites, Homewood Suites and Harrison Conference Centers brands.

This material is for your private information, and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Loop Capital Markets, LLC (collectively, the ‘‘Underwriters’’) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (‘‘SEC’’) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a ‘‘when, as and if issued’’ basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any ‘‘indications of interest’’ expressed by you, and any ‘‘soft circles’’ generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income ‘‘tax treatment’’ and ‘‘tax structure’’ (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
Citigroup	Deutsche Bank Securities	Goldman, Sachs & Co.	Loop Capital Markets, LLC

Wachovia Bank Commercial Mortgage Trust

Commercial Mortgage Pass-Through Certificates Series 2006-C28

Westin – Falls Church, VA

Loan Information
Mortgage Loan Seller		Wachovia
Cut-Off Date Balance		$64,000,000
Percentage of Cut-Off Date Pool Balance		1.8%
Number of Mortgage Loans		1
Loan Purpose		Acquisition
Sponsor		James A. Procaccianti
Type of Security		Fee
Mortgage Rate		5.510%
Maturity Date		October 11, 2015
Amortization Type		Balloon
Interest Only Period		84
Original Term / Amortization		120 / 300
Remaining Term / Amortization		108 / 300
Lockbox		None

Up-Front Reserves
Tax/Insurance	Yes
PIP(1)	$6,646,338

Ongoing Annual Reserves
Tax/Insurance	Yes
FF&E(2)	Yes

Additional Financing		None

Cut-Off Date Balance		$64,000,000
Cut-Off Date Balance/Room		$158,025
Cut-Off Date LTV		66.7%
Maturity Date LTV		62.8%
UW DSCR on NCF		1.37x
(1)	The Mortgaged Property is currently undergoing a renovation and subsequent reflagging of the hotel. Total cost for the conversion was estimated to be approximately $20,254,422. Certain of these funds, totaling $15,757,958, were originally escrowed by the mortgagee. As of September 11, 2006, the current balance of the escrow is $6,646,338.
(2)	The FF&E reserve escrow commenced in April 2006, and is calculated as 2.0% of gross revenue for the prior year through October 2006. Commencing in November 2006, the ongoing annual FF&E reserve will be 3.0% of gross revenue of the prior year through October 2007, and 4.0% of thereafter.
(3)	Trailing 12-month occupancy.

Property Information
Number of Mortgaged Properties	1
Location	Falls Church, VA
Property Type	Hospitality - Full Service
Size (Rooms)	405
Occupancy as of July 31, 2006(3)	52.2%
Year Built / Year Renovated	1979 / 2006
Appraised Value	$96,000,000
Property Management	Lenox Hotels, Inc.
UW Economic Occupancy	70.0%
UW Revenues	$19,751,625
UW Total Expenses	$12,513,846
UW Net Operating Income (NOI)	$7,237,779
UW Net Cash Flow (NCF)	$6,447,714

This material is for your private information, and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Loop Capital Markets, LLC (collectively, the ‘‘Underwriters’’) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (‘‘SEC’’) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a ‘‘when, as and if issued’’ basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any ‘‘indications of interest’’ expressed by you, and any ‘‘soft circles’’ generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income ‘‘tax treatment’’ and ‘‘tax structure’’ (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
Citigroup	Deutsche Bank Securities	Goldman, Sachs & Co.	Loop Capital Markets, LLC

Wachovia Bank Commercial Mortgage Trust

Commercial Mortgage Pass-Through Certificates Series 2006-C28

Westin – Falls Church, VA

Facility Summary
Guest Rooms	Number of Rooms
King	260
Double-Double	122
Suite	9
ADA-Compliant	14

Total	405

Meeting Rooms	Square Feet
Executive Meeting Center	6,753
Ballroom	5,130
Foyer	1,160

Total	13,043

Food and Beverage	Seating
Food 101 Restaurant	150
Fusion Lounge	200

Total	350

Other Amenities
Heated indoor pool and hot tub
Exercise room
Business Center

Financial Schedule
Year	2005-2006
Latest Period	TTM 7/31/2006
Occupancy	52.2%
ADR	$138.51
REVPAR	$72.26
UW Occupancy	70.0%
UW ADR	$150.00
UW REVPAR	$105.00

This material is for your private information, and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Loop Capital Markets, LLC (collectively, the ‘‘Underwriters’’) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (‘‘SEC’’) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a ‘‘when, as and if issued’’ basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any ‘‘indications of interest’’ expressed by you, and any ‘‘soft circles’’ generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income ‘‘tax treatment’’ and ‘‘tax structure’’ (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
Citigroup	Deutsche Bank Securities	Goldman, Sachs & Co.	Loop Capital Markets, LLC

Wachovia Bank Commercial Mortgage Trust

Commercial Mortgage Pass-Through Certificates Series 2006-C28

Brookfield Lakes Corporate Center

Loan Information
Mortgage Loan Seller		Wachovia
Cut-Off Date Balance		$60,563,000
Percentage of Cut-Off Date Pool Balance		1.7%
Number of Mortgage Loans		1
Loan Purpose		Acquisition
Sponsor		John R. Saunders
Type of Security		Fee
Mortgage Rate		5.610%
Maturity Date		October 11, 2016
Amortization Type		Balloon
Interest-Only Period		84
Original Term / Amortization		120 / 360
Remaining Term / Amortization		120 / 360
Lockbox(1)		Springing

Up-Front Reserves
Tax/Insurance	Yes
TI/LC	$2,000,000
Replacement	$650,000

Ongoing Annual Reserves
Tax/Insurance	Yes
Replacement(2)	Springing
TI/LC(3)	Springing

Additional Financing	Mezzanine	$15,912,500

Cut-Off Date Balance		$60,563,000
Cut-Off Date Balance/SF		$120
Cut-Off Date LTV		75.2%
Maturity Date LTV		72.3%
UW DSCR on NCF		1.33x
(1)	Lockbox is required (i) upon the occurrence of an event of default or (ii) if the mezzanine loan is not fully repaid prior to the date which is 120 days after October 4, 2006.
(2)	If the balance of the initial replacement reserve drops below $101,344 ($0.20/SF), the borrower will be required to fund an annual amount of $101,344 on a monthly basis until the account reaches a balance of $304,031, before requesting reimbursements from this account. Borrower shall not be required to make any deposits after October 2015.
(3)	In addition to the upfront TI/LC funding, the borrower is required to fund $300,000 into the TI/LC escrow during the year beginning in February 2008 and continuing through January 2009, and an additional $500,000 must be funded during the year beginning in February 2009 and continuing through January 2010, and $250,000 during the year beginning in February 2010 and through and including January 2011.

Property Information
Number of Mortgaged Properties	1
Location	Brookfield, WI
Property Type	Office – Suburban
Size (SF)	506,719
Occupancy as of September 18, 2006	89.2%
Year Built / Year Renovated	1984 – 1999 / 1992 – 2004
Appraised Value	$80,500,000
Property Management	Hammes Company
UW Economic Occupancy	89.6%
UW Revenues	$9,556,127
UW Total Expenses	$3,620,498
UW Net Operating Income (NOI)	$5,935,636
UW Net Cash Flow (NCF)	$5,555,442

This material is for your private information, and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Loop Capital Markets, LLC (collectively, the ‘‘Underwriters’’) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (‘‘SEC’’) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a ‘‘when, as and if issued’’ basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any ‘‘indications of interest’’ expressed by you, and any ‘‘soft circles’’ generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income ‘‘tax treatment’’ and ‘‘tax structure’’ (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
Citigroup	Deutsche Bank Securities	Goldman, Sachs & Co.	Loop Capital Markets, LLC

Wachovia Bank Commercial Mortgage Trust

Commercial Mortgage Pass-Through Certificates Series 2006-C28

Brookfield Lakes Corporate Center

Tenant Summary
Tenant	Ratings* Moody’s/S&P/Fitch	Net Rentable Area (SF)	% of Net Rentable Area	Base Rent PSF	Annual Base Rent	% of Total Annual Base Rent	Lease Expiration
Major Tenants
Fiserv	Baa2/BBB+/NR	33,575	6.6%	$13.75	$461,656	7.5%	September 2010
General Casualty Company	Aa3/A+/AA-	32,160	6.3	$14.10	453,456	7.4	October 2009
Hydrite Chemical Company	NR/NR/NR	26,257	5.2	$13.50	354,470	5.8	December 2012
JC Penney Company	Baa3/BBB-/BBB-	20,155	4.0	$9.75	196,511	3.2	January 2008
Hammes Company	NR/NR/NR	17,462	3.4	$13.50	235,737	3.8	January 2009

Total Major Tenants		129,609	25.6%	$13.13	$1,701,830	27.7%
Non-Major Tenants		322,249	63.6	$13.78	4,440,641	72.3

Occupied Total		451,858	89.2%	$13.59	$6,142,471	100.0%

Vacant Space		54,861	10.8

Property Total		506,719	100.0%

*	Certain ratings are those of the parent whether or not the parent guarantees the lease.

Lease Expiration Schedule
Year	# of Leases Expiring	WA Base Rent/SF Expiring	Total SF Expiring	% of Total SF Expiring*	Cumulative % of SF Expiring*	% of Base Rent Expiring*	Cumulative % of Base Rent Expiring*
2006	6	$13.35	31,150	6.1%	6.1%	6.8%	6.8%
2007	11	$13.32	49,539	9.8%	15.9%	10.7%	17.5%
2008	12	$11.82	54,069	10.7%	26.6%	10.4%	27.9%
2009	16	$14.12	130,480	25.7%	52.3%	30.0%	57.9%
2010	12	$13.39	79,454	15.7%	68.0%	17.3%	75.2%
2011	5	$13.28	32,122	6.3%	74.4%	6.9%	82.2%
2012	2	$13.50	28,645	5.7%	80.0%	6.3%	88.5%
2013	2	$15.48	17,568	3.5%	83.5%	4.4%	92.9%
2014	2	$15.73	20,621	4.1%	87.6%	5.3%	98.2%
2015	1	$13.44	6,183	1.2%	88.8%	1.4%	99.5%
2016	0	$0.00	0	0.0%	88.8%	0.0%	99.5%
Thereafter	1	$13.75	2,027	0.4%	89.2%	0.5%	100.0%
Vacant	0	NA	54,861	10.8%	100.0%	0.0%	100.0%
*	Calculated based upon approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Loop Capital Markets, LLC (collectively, the ‘‘Underwriters’’) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (‘‘SEC’’) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a ‘‘when, as and if issued’’ basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any ‘‘indications of interest’’ expressed by you, and any ‘‘soft circles’’ generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income ‘‘tax treatment’’ and ‘‘tax structure’’ (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
Citigroup	Deutsche Bank Securities	Goldman, Sachs & Co.	Loop Capital Markets, LLC

Wachovia Bank Commercial Mortgage Trust

Commercial Mortgage Pass-Through Certificates Series 2006-C28

Intercontinental Multifamily Portfolio

Loan Information
Mortgage Loan Seller		Wachovia
Cut-Off Date Balance		$59,000,000
Percentage of Cut-Off Date Pool Balance		1.6%
Number of Mortgage Loans		4
Loan Purpose		Acquisition
Sponsor	Intercontinental Real Estate Investment Fund III, LLC
Type of Security		Fee
Mortgage Rate		5.930%
Maturity Date		September 11, 2011
Amortization Type		Interest-Only
Interest-Only Period		60
Original Term / Amortization		60 / IO
Remaining Term / Amortization		59 / IO
Lockbox		None

Up-Front Reserves
Tax	Yes
Engineering	$899,869

Ongoing Annual Reserves
Tax/Insurance	Yes/Springing
Replacement	$275,744

Additional Financing		None

Cut-Off Date Balance		$59,000,000
Cut-Off Date Balance/Unit		$53,105
Cut-Off Date LTV		76.3%
Maturity Date LTV		76.3%
UW DSCR on NCF		1.46x

Property Information
Number of Mortgaged Properties	4
Location	Various
Property Type	Multifamily – Conventional
Size (Units)	1,111
Occupancy as of July 11, 2006	95.5%
Year Built / Year Renovated	Various / NA
Appraised Value	$77,300,000
Property Management	Sawyer Property Management of Maryland, LLC
UW Economic Occupancy	92.8%
UW Revenues	$10,753,144
UW Total Expenses	$5,373,867
UW Net Operating Income (NOI)	$5,379,277
UW Net Cash Flow (NCF)	$5,103,534

This material is for your private information, and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Loop Capital Markets, LLC (collectively, the ‘‘Underwriters’’) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (‘‘SEC’’) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a ‘‘when, as and if issued’’ basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any ‘‘indications of interest’’ expressed by you, and any ‘‘soft circles’’ generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income ‘‘tax treatment’’ and ‘‘tax structure’’ (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
Citigroup	Deutsche Bank Securities	Goldman, Sachs & Co.	Loop Capital Markets, LLC

Wachovia Bank Commercial Mortgage Trust

Commercial Mortgage Pass-Through Certificates Series 2006-C28

Intercontinental Multifamily Portfolio

Intercontinental Multifamily Portfolio Summary
Property Name	Property Location	Cut-Off Date Balance	Year Built	Year Renovated	Units	Cut-Off Date Balance Per Unit	Occupancy*	UW Occupancy	Underwritten Net Cash Flow	Appraised Value	Appraised Value Per Unit
Liberty Estates Apartments	Hampton, VA	$24,120,000	1964	NA	580	$41,586	96.9%	92.8%	$2,197,925	$30,150,000	$51,983
Laurel Pines Apartments	Laurel, MD	17,180,000	1961	NA	236	$72,797	93.2%	91.1%	1,412,212	23,600,000	$100,000
Country Club Apartments	Glen Burnie, MD	10,600,000	1962	NA	150	$70,667	94.7%	93.1%	887,252	13,850,000	$92,333
Strawberry Hill Apartments	Baltimore, MD	7,100,000	1964	NA	145	$48,966	94.5%	95.3%	606,145	9,700,000	$66,897

		$59,000,000			1,111	$53,105	95.5%	92.8%	$5,103,534	$77,300,000	$69,577

*	Occupancy date as of July 11, 2006, for all Mortgaged Properties.

This material is for your private information, and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Loop Capital Markets, LLC (collectively, the ‘‘Underwriters’’) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (‘‘SEC’’) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a ‘‘when, as and if issued’’ basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any ‘‘indications of interest’’ expressed by you, and any ‘‘soft circles’’ generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income ‘‘tax treatment’’ and ‘‘tax structure’’ (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
Citigroup	Deutsche Bank Securities	Goldman, Sachs & Co.	Loop Capital Markets, LLC

Wachovia Bank Commercial Mortgage Trust

Commercial Mortgage Pass-Through Certificates Series 2006-C28

Intercontinental Multifamily Portfolio

Liberty Estates Apartments
Unit Mix	No. of Units	Approximate Unit Size (SF)	Approximate NRA (SF)	% of NRA	Actual Rent
1 BR/1 BA	211	775	163,480	30.5%	$ 660
2 BR/1 BA	317	974	308,810	57.7	$ 743
3 BR/1.5 BA	52	1,216	63,220	11.8	$1,003

Total/Average	580	923	535,510	100.0%	$736/$0.80/SF

Laurel Pines Apartments
Unit Mix	No. of Units	Approximate Unit Size (SF)	Approximate NRA (SF)	% of NRA	Actual Rent
1 BR/1 BA	62	748	46,376	23.1%	$ 863
2 BR/1 BA	132	830	109,531	54.5	$1,010
3 BR/1.5 BA	42	1,076	45,192	22.5	$1,095

Total/Average	236	852	201,099	100.0%	$987/$1.16/SF

Country Club Apartments
Unit Mix	No. of Units	Approximate Unit Size (SF)	Approximate NRA (SF)	% of NRA	Actual Rent
1 BR/1 BA	26	748	19,448	16.5%	$790
2 BR/1 BA	124	794	98,456	83.5	$875

Total/Average	150	786	117,904	100.0%	$860/$1.09/SF

Strawberry Hill Apartments
Unit Mix	No. of Units	Approximate Unit Size (SF)	Approximate NRA (SF)	% of NRA	Actual Rent
Studio	19	416	7,904	6.9%	$620
1 BR/1 BA	37	711	26,307	23.1	$755
2 BR/1 BA	89	896	79,744	70.0	$870

Total/Average	145	786	113,955	100.0%	$808/$1.03/SF

This material is for your private information, and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Loop Capital Markets, LLC (collectively, the ‘‘Underwriters’’) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (‘‘SEC’’) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a ‘‘when, as and if issued’’ basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any ‘‘indications of interest’’ expressed by you, and any ‘‘soft circles’’ generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income ‘‘tax treatment’’ and ‘‘tax structure’’ (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
Citigroup	Deutsche Bank Securities	Goldman, Sachs & Co.	Loop Capital Markets, LLC

Wachovia Bank Commercial Mortgage Trust

Commercial Mortgage Pass-Through Certificates Series 2006-C28

THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Loop Capital Markets, LLC (collectively, the ‘‘Underwriters’’) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (‘‘SEC’’) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a ‘‘when, as and if issued’’ basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any ‘‘indications of interest’’ expressed by you, and any ‘‘soft circles’’ generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income ‘‘tax treatment’’ and ‘‘tax structure’’ (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
Citigroup	Deutsche Bank Securities	Goldman, Sachs & Co.	Loop Capital Markets, LLC

Wachovia Bank Commercial Mortgage Trust

Commercial Mortgage Pass-Through Certificates Series 2006-C28

Jogani Portfolio 1

Loan Information
Mortgage Loan Seller		Nomura
Cut-Off Date Balance		$57,231,900
Percentage of Cut-Off Date Pool Balance		1.6%
Number of Mortgage Loans		9
Loan Purpose		Refinance
Sponsor		H.K. Realty, Inc.
Type of Security		Fee
Partial Release(1)		Yes
Mortgage Rate		5.5959189%
Maturity Date		October 11, 2016
Amortization Type		Balloon
Interest Only Period		None
Original Term / Amortization		120 / 360
Remaining Team / Amortization		120 / 360
Lockbox		None

Up-Front Reserves
Tax/Insurance	Yes
Engineering	$116,356
Earnout(2)	$1,129,000

Ongoing Annual Reserves
Tax/Insurance	Yes
Replacement	$235,000

Additional Financing		None

Cut-Off Date Balance		$57,231,900
Cut-Off Date Balance/Unit		$60,885
Cut-Off Date LTV		74.8%
Maturity Date LTV		62.7%
UW DSCR on NCF		1.22x
(1)	The related Mortgage Loan documents permit the release of individual Mortgage Properties upon defeasance with U.S. government obligations beginning two years after the Closing Date in an amount equal to (i) 110% of the related allocated Mortgage Loan amount if the DSC ratio is below 1.25x or the LTV ratio is greater than 75% for such Mortgaged Property or (ii) 100% of the related allocated Mortgage Loan amount if the DSC ratio is at least 1.25x and the LTV ratio does not exceed 75% for such Mortgaged Property. The individual Mortgaged Properties may also be released beginning two years after origination pursuant to an arms-length transfer provided (i) no event of default has occurred, (ii) the remaining Mortgaged Properties maintain a DSC ratio of at least 1.20x and an LTV ratio of greater than 80% and (iii) the release satisfies certain transfer provisions of the related Mortgage Loan documents.

(2)	The earnout is with respect to the Casa Tierra Apartments loan. This reserve can be released based upon attaining a 1.20x DSC ratio on an annualized 6 months net operating income.

Property Information
Number of Mortgaged Properties	9
Location	Various
Property Type	Multifamily - Conventional
Size (Units)	940
Occupancy as of Various Dates	95.8%
Year Built / Year Renovated	Various / Various
Appraised Value	$76,515,000
Property Management	Various
UW Economic Occupancy	92.8%
UW Revenues	$8,188,059
UW Total Expenses	$3,140,509
UW Net Operating Income (NOI)	$5,047,550
UW Net Cash Flow (NCF)	$4,812,550

This material is for your private information, and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Loop Capital Markets, LLC (collectively, the ‘‘Underwriters’’) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (‘‘SEC’’) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a ‘‘when, as and if issued’’ basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any ‘‘indications of interest’’ expressed by you, and any ‘‘soft circles’’ generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income ‘‘tax treatment’’ and ‘‘tax structure’’ (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
Citigroup	Deutsche Bank Securities	Goldman, Sachs & Co.	Loop Capital Markets, LLC

Wachovia Bank Commercial Mortgage Trust

Commercial Mortgage Pass-Through Certificates Series 2006-C28

Jogani Portfolio 1

Jogani Portfolio 1
Property Name	Property Location	Cut-Off Date Balance	Year Built	Units	Cut-Off Date Balance Per Unit	Occupancy*	UW Occupancy	Underwritten Net Cash Flow	Appraised Value	Appraised Value Per Unit
Burnet House Apartments	North Hills, CA	$3,096,300	1987	36	$86,008	97.2%	92.3%	$262,004	$4,325,000	$120,139
Casa Tierra Apartments	Phoenix, AZ	6,775,000	1981	200	$33,875	91.0%	85.3%	572,628	9,800,000	$49,000
Cove Apartments	Sun Valley, CA	3,471,600	1969	49	$70,849	98.0%	91.6%	295,726	4,850,000	$98,980
Hollywood Point Apartments	Los Angeles, CA	4,339,200	1962	50	$86,784	96.0%	98.0%	356,983	5,800,000	$116,000
Las Palmas I,II,III Apartments	Rialto, CA	15,553,000	1984	212	$73,363	98.6%	97.2%	1,285,633	20,850,000	$98,349
Northridge Pointe Apartments	Northridge, CA	2,872,000	1963	28	$102,571	96.4%	95.7%	244,666	3,600,000	$128,571
Park Circle Apartments	Lancaster, CA	11,216,800	1988	164	$68,395	96.3%	90.0%	942,593	14,600,000	$89,024
Valencia—Hawthorne Apartments	Hawthorne, CA	3,748,000	1968	51	$73,490	100.0%	96.6%	310,711	4,990,000	$97,843
West View Apartments	Avenal, CA	6,160,000	1987	150	$41,067	95.3%	96.4%	541,605	7,700,000	$51,333

		$57,231,900		940	$60,885	95.8%	92.8%	$4,812,550	$76,515,000	$81,399

*	The occupancy date is August 31, 2006 with respect to 6 Mortgaged Properties, August 20, 2006 with respect to 2 Mortgaged Properties and September 7, 2006 with respect to 1 Mortgaged Property.

This material is for your private information, and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Loop Capital Markets, LLC (collectively, the ‘‘Underwriters’’) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (‘‘SEC’’) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a ‘‘when, as and if issued’’ basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any ‘‘indications of interest’’ expressed by you, and any ‘‘soft circles’’ generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income ‘‘tax treatment’’ and ‘‘tax structure’’ (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
Citigroup	Deutsche Bank Securities	Goldman, Sachs & Co.	Loop Capital Markets, LLC

Wachovia Bank Commercial Mortgage Trust

Commercial Mortgage Pass-Through Certificates Series 2006-C28

Jogani Portfolio 1

Burnet House Apartments
Unit Mix	No. of Units	Approximate Unit Size (SF)	Approximate NRA (SF)	% of NRA	Market Rent
1 BR/1 BA	7	650	4,550	14.6%	$850
2 BR/1 BA	21	900	18,900	60.5	$995
2 BR/2 BA	7	940	6,580	21.1	$1,025
3 BR/2 BA	1	1,200	1,200	3.8	$1,100

Total/Average	36	868	31,230	100.0%	$976/$1.12/SF

Casa Tierra Apartments
Unit Mix	No. of Units	Approximate Unit Size (SF)	Approximate NRA (SF)	% of NRA	Market Rent
Studio	28	440	12,320	9.0%	$470
1 BR/1 BA	24	625	15,000	10.9	$530
1 BR/1 BA	24	675	16,200	11.8	$540
1 BR/1 BA	90	700	63,000	45.9	$560
2 BR/2 BA	34	900	30,600	22.3	$695

Total/Average	200	686	137,120	100.0%	$564/$0.82/SF

Cove Apartments
Unit Mix	No. of Units	Approximate Unit Size (SF)	Approximate NRA (SF)	% of NRA	Market Rent
Studio	9	390	3,510	12.7%	$700
1 BR/1 BA	37	588	21,756	78.8	$850
2 BR/1 BA	3	778	2,334	8.5	$1,150

Total/Average	49	563	27,600	100.0%	$841/$1.49/SF

Hollywood Pointe (Los Angeles) Apartments
Unit Mix	No. of Units	Approximate Unit Size (SF)	Approximate NRA (SF)	% of NRA	Market Rent
Studio	9	400	3,600	11.0%	$875
1 BR/1 BA	36	670	24,120	73.9	$1,025
2 BR/2 BA	5	980	4,900	15.0	$1,275

Total/Average	50	652	32,620	100.0%	$1,023/$1.57/SF

This material is for your private information, and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Loop Capital Markets, LLC (collectively, the ‘‘Underwriters’’) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (‘‘SEC’’) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a ‘‘when, as and if issued’’ basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any ‘‘indications of interest’’ expressed by you, and any ‘‘soft circles’’ generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income ‘‘tax treatment’’ and ‘‘tax structure’’ (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
Citigroup	Deutsche Bank Securities	Goldman, Sachs & Co.	Loop Capital Markets, LLC

Wachovia Bank Commercial Mortgage Trust

Commercial Mortgage Pass-Through Certificates Series 2006-C28

Jogani Portfolio 1

Las Palmas I,II,III Apartments
Unit Mix	No. of Units	Approximate Unit Size (SF)	Approximate NRA (SF)	% of NRA	Market Rent
Studio	20	530	10,600	6.0%	$660
1 BR/1 BA	54	697	37,638	21.4	$750
2 BR/1 BA	32	800	25,600	14.6	$840
2 BR/2 BA	24	927	22,248	12.7	$890
2 BR/2 BA	67	940	62,980	35.8	$890
3 BR/2 BA	15	1,110	16,650	9.5	$1,065

Total/Average	212	829	175,716	100.0%	$837/$1.01/SF

Northridge Pointe Apartments
Unit Mix	No. of Units	Approximate Unit Size (SF)	Approximate NRA (SF)	% of NRA	Market Rent
1 BR/1 BA	7	617	4,319	18.6%	$950
2 BR/1 BA	2	840	1,680	7.3	$1,163
2 BR/1.5 BA	17	880	14,960	64.6	$1,195
3 BR/1.5 BA	2	1,100	2,200	9.5	$1,350

Total/Average	28	827	23,159	100.0%	$1,143/$1.38/SF

Park Circle Apartments
Unit Mix	No. of Units	Approximate Unit Size (SF)	Approximate NRA (SF)	% of NRA	Market Rent
1 BR/1 BA	64	675	43,200	30.7%	$725
2 BR/2 BA	100	975	97,500	69.3	$875

Total/Average	164	858	140,700	100.0%	$816/$0.95/SF

Valencia—Hawthorne Apartments
Unit Mix	No. of Units	Approximate Unit Size (SF)	Approximate NRA (SF)	% of NRA	Market Rent
Bachelor	2	350	700	2.8%	$575
Studio	16	450	7,200	28.4	$695
1 BR/1 BA	32	525	16,800	66.3	$825
2 BR/1 BA	1	650	650	2.6	$1,025

Total/Average	51	497	25,350	100.0%	$778/$1.57/SF

West View Apartments
Unit Mix	No. of Units	Approximate Unit Size (SF)	Approximate NRA (SF)	% of NRA	Market Rent
1 BR/1 BA	16	845	13,520	7.3%	$545
2 BR/2 BA	56	1,176	65,856	35.3	$595
2 BR/2 BA	45	1,200	54,000	29.0	$665
3 BR/2.5 BA	32	1,600	51,200	27.5	$735
4 BR/2.5 BA	1	1,900	1,900	1.0	$800

Total/Average	150	1,243	186,476	100.0%	$642/$0.52/SF

This material is for your private information, and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Loop Capital Markets, LLC (collectively, the ‘‘Underwriters’’) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (‘‘SEC’’) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a ‘‘when, as and if issued’’ basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any ‘‘indications of interest’’ expressed by you, and any ‘‘soft circles’’ generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income ‘‘tax treatment’’ and ‘‘tax structure’’ (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
Citigroup	Deutsche Bank Securities	Goldman, Sachs & Co.	Loop Capital Markets, LLC

Wachovia Bank Commercial Mortgage Trust

Commercial Mortgage Pass-Through Certificates Series 2006-C28

The Willows Shopping Center

Loan Information
Mortgage Loan Seller		Wachovia
Cut-Off Date Balance		$56,000,000
Percentage of Cut-Off Date Pool Balance		1.6%
Number of Mortgage Loans		1
Loan Purpose		Refinance
Sponsor	Capital & CountiesU.S.A., Inc.
Type of Security	Fee and Leasehold
Mortgage Rate		5.900%
Maturity Date		October 11, 2016
Amortization Type		Balloon
Interest Only Period		60
Original Term / Amortization		120 / 360
Remaining Term / Amortization		120 / 360
Lockbox		None

Up-Front Reserves
Engineering	$90,000
Pier One Collateral Reserve(1)	$120,000

Ongoing Annual Reserves
Tax / Insurance(2)	Springing

Additional Financing(3)		None

Cut-Off Date Balance		$56,000,000
Cut-Off Date Balance/SF		$214
Cut-Off Date LTV		67.1%
Maturity Date LTV		62.7%
UW DSCR on NCF		1.24x
(1)	The Pier One reserve will be released upon (i) evidence of Pier One’s occupancy, (ii) payment of rent and (iii) upon certain other conditions as described in the related Mortgage Loan documents.
(2)	An annual deposit into the tax and insurance reserve will be required upon an event of default as specified in the related Mortgage Loan documents.
(3)	Future mezzanine debt is permitted subject to (i) an aggregate maximum LTV ratio of 70.0%, (ii) an aggregate minimum DSC ratio of 1.25x and (iii) other certain conditions as described in the related Mortgage Loan documents.

Property Information
Number of Mortgaged Properties	1
Location	Concord, CA
Property Type	Retail – Anchored
Size (SF)	261,339
Occupancy as of August 16, 2006	97.9%
Year Built / Year Renovated	1977 / NA
Appraised Value	$83,500,000
Property Management	Colliers International Asset Management, Inc.
UW Economic Occupancy	95.0%
UW Revenues	$7,259,886
UW Total Expenses	$2,015,451
UW Net Operating Income (NOI)	$5,244,435
UW Net Cash Flow (NCF)	$4,947,475

This material is for your private information, and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Loop Capital Markets, LLC (collectively, the ‘‘Underwriters’’) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (‘‘SEC’’) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a ‘‘when, as and if issued’’ basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any ‘‘indications of interest’’ expressed by you, and any ‘‘soft circles’’ generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income ‘‘tax treatment’’ and ‘‘tax structure’’ (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
Citigroup	Deutsche Bank Securities	Goldman, Sachs & Co.	Loop Capital Markets, LLC

Wachovia Bank Commercial Mortgage Trust

Commercial Mortgage Pass-Through Certificates Series 2006-C28

The Willows Shopping Center

Tenant Summary
Tenant	Ratings* Moody’s/S&P/Fitch	Net Rentable Area (SF)	% of Net Rentable Area	Base Rent PSF	Annual Base Rent	% of Total Annual Base Rent	Lease Expiration
Major Tenants
REI	NR/NR/NR	29,486	11.3%	$19.00	$560,234	10.3%	May 2008
CompUSA, Inc.	NR/NR/NR	26,000	9.9	$19.18	498,680	9.2	October 2011
Gap, Inc.	Baa3/BBB-/BBB-	25,000	9.6	$19.00	475,000	8.8	March 2011
Cost Plus World Market	NR/NR/NR	21,000	8.0	$19.00	399,000	7.4	October 2007
Leisure Planet (The Jungle)	NR/NR/NR	18,725	7.2	$14.73	275,819	5.1	March 2010

Total Major Tenants		120,211	46.0%	$18.37	$2,208,733	40.7%
Non-Major Tenants		135,702	51.9	$23.69	3,214,450	59.3

Occupied Total		255,913	97.9%	$21.19	$5,423,184	100.0%

Vacant Space		5,426	2.1

Property Total		261,339	100.0%

*	Certain ratings are those of the parent whether or not the parent guarantees the lease.

Lease Expiration Schedule
Year	# of Leases Expiring	WA Base Rent/SF Expiring	Total SF Expiring	% of Total SF Expiring*	Cumulative % of SF Expiring*	% of Base Rent Expiring*	Cumulative % of Base Rent Expiring*
2006	2	$12.17	3,805	1.5%	1.5%	0.9%	0.9%
2007	4	$18.61	39,402	15.1%	16.5%	13.5%	14.4%
2008	3	$19.45	34,973	13.4%	29.9%	12.5%	26.9%
2009	1	$42.61	5,000	1.9%	31.8%	3.9%	30.8%
2010	7	$18.72	56,104	21.5%	53.3%	19.4%	50.2%
2011	4	$20.52	61,800	23.6%	76.9%	23.4%	73.6%
2012	1	$19.48	11,148	4.3%	81.2%	4.0%	77.6%
2013	1	$10.70	4,000	1.5%	82.7%	0.8%	78.4%
2014	1	$45.00	1,188	0.5%	83.2%	1.0%	79.4%
2015	1	$33.05	5,316	2.0%	85.2%	3.2%	82.6%
2016	2	$27.57	17,802	6.8%	92.0%	9.1%	91.7%
Thereafter	2	$29.39	15,375	5.9%	97.9%	8.3%	100.0%
Vacant	0	NA	5,426	2.1%	100.0%	0.0%	100.0%
*	Calculated based upon approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Loop Capital Markets, LLC (collectively, the ‘‘Underwriters’’) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (‘‘SEC’’) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a ‘‘when, as and if issued’’ basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any ‘‘indications of interest’’ expressed by you, and any ‘‘soft circles’’ generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income ‘‘tax treatment’’ and ‘‘tax structure’’ (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
Citigroup	Deutsche Bank Securities	Goldman, Sachs & Co.	Loop Capital Markets, LLC

Wachovia Bank Commercial Mortgage Trust

Commercial Mortgage Pass-Through Certificates Series 2006-C28

Jogani Portfolio 2

Loan Information
Mortgage Loan Seller		Nomura
Cut-Off Date Balance		$55,957,500
Percentage of Cut-Off Date Pool Balance		1.6%
Number of Mortgage Loans		11
Loan Purpose		Refinance
Sponsor		H.K. Realty, Inc.
Type of Security		Fee
Partial Release*		Yes
Mortgage Rate		5.590%
Maturity Date		October 11, 2016
Amortization Type		Balloon
Interest Only Period		None
Original Term / Amortization		120 / 360
Remaining Term / Amortization		120 / 360
Lockbox		None

Up-Front Reserves
Tax/Insurance	Yes
Engineering	$13,432
Seismic Retrofit	$192,500

Ongoing Annual Reserves
Tax/Insurance	Yes
Replacement	$198,250

Additional Financing		None

Cut-Off Date Balance		$55,957,500
Cut-Off Date Balance/Unit		$70,387
Cut-Off Date LTV		74.5%
Maturity Date LTV		62.4%
UW DSCR on NCF		1.21x
*	The related Mortgage Loan documents permit the release of individual Mortgage Properties upon defeasance with U.S. government obligations beginning two years after the Closing Date in an amount equal to (i) 110% of the related allocated Mortgage Loan amount if the DSC ratio is below 1.25x or the LTV ratio is greater than 75% for such Mortgaged Property or (ii) 100% of the related allocated Mortgage Loan amount if the DSC ratio is at least 1.25x and the LTV ratio does not exceed 75% for such Mortgaged Property. The individual Mortgaged Properties may also be released beginning two years after origination pursuant to an arms-length transfer provided (i) no event of default has occurred, (ii) the remaining Mortgaged Properties maintain a DSC ratio of at least 1.20x and an LTV ratio of greater than 80% and (iii) the release satisfies certain transfer provisions of the related Mortgage Loan documents.

Property Information
Number of Mortgaged Real Properties	11
Location	Various
Property Type	Multifamily - Conventional
Size (Units)	795
Occupancy as of Various Dates	98.0%
Year Built / Year Renovated	Various / Various
Appraised Value	$75,150,000
Property Management	Various
UW Economic Occupancy	94.0%
UW Revenues	$7,500,705
UW Total Expenses	$2,646,890
UW Net Operating Income (NOI)	$4,853,815
UW Net Cash Flow (NCF)	$4,655,565

This material is for your private information, and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Loop Capital Markets, LLC (collectively, the ‘‘Underwriters’’) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (‘‘SEC’’) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a ‘‘when, as and if issued’’ basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any ‘‘indications of interest’’ expressed by you, and any ‘‘soft circles’’ generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income ‘‘tax treatment’’ and ‘‘tax structure’’ (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
Citigroup	Deutsche Bank Securities	Goldman, Sachs & Co.	Loop Capital Markets, LLC

Wachovia Bank Commercial Mortgage Trust

Commercial Mortgage Pass-Through Certificates Series 2006-C28

Jogani Portfolio 2

Jogani Portfolio 2
Property Name	Property Location	Cut-Off Date Balance	Year Built	Units	Cut-Off Date Balance Per Unit	Occupancy*	UW Occupancy	Underwritten Net Cash Flow	Appraised Value	Appraised Value Per Unit
Ambassador Inn Apartments	Fullerton, CA	$15,081,900	1972	236	$63,906	97.5%	91.0%	$1,239,241	$20,300,000	$86,017
Courtyard Van Nuys Apartments	Van Nuys, CA	3,598,700	1965	60	$59,978	98.3%	98.2%	305,110	4,750,000	$79,167
El Adobe Apartments	Pico Rivera, CA	4,139,500	1966	67	$61,784	100.0%	96.2%	337,899	5,300,000	$79,104
Hollywood Pointe - Inglewood Apartments	Inglewood, CA	5,701,200	1965	61	$93,462	98.4%	99.0%	476,375	7,400,000	$121,311
Park Royale Apartments	Glendale, CA	1,489,100	1962	18	$82,728	100.0%	94.8%	125,823	2,200,000	$122,222
Park Wood Patio Apartments	Palmdale, CA	3,360,000	1987	52	$64,615	98.1%	91.7%	309,325	4,200,000	$80,769
Rose Terrace Apartments	Whittier,CA	4,577,300	1963	54	$84,765	96.3%	98.6%	378,172	6,800,000	$125,926
South Towers Apartments	Los Angeles, CA	3,039,800	1989	33	$92,115	97.0%	93.5%	254,892	4,200,000	$127,273
Suntree Apartments	Rialto, CA	3,843,900	1985	50	$76,878	100.0%	96.7%	315,614	5,000,000	$100,000
Terrace Point Apartments	Van Nuys, CA	7,362,900	1975	123	$59,861	96.8%	92.3%	605,158	9,900,000	$80,488
Woodland Pointe Apartments	Canoga Park, CA	3,763,200	1989	41	$91,785	100.0%	93.7%	307,956	5,100,000	$124,390

		$55,957,500		795	$70,387	98.0%	94.0%	$4,655,565	$75,150,000	$94,528

*	The occupancy date is August 31, 2006 with respect to 5 Mortgaged Properties, August 21, 2006 with respect to 3 Mortgaged Properties and June 30, 2006 with respect to 2 Mortgaged Properties.

This material is for your private information, and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Loop Capital Markets, LLC (collectively, the ‘‘Underwriters’’) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (‘‘SEC’’) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a ‘‘when, as and if issued’’ basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any ‘‘indications of interest’’ expressed by you, and any ‘‘soft circles’’ generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income ‘‘tax treatment’’ and ‘‘tax structure’’ (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
Citigroup	Deutsche Bank Securities	Goldman, Sachs & Co.	Loop Capital Markets, LLC

Wachovia Bank Commercial Mortgage Trust

Commercial Mortgage Pass-Through Certificates Series 2006-C28

Jogani Portfolio 2

Ambassador Inn Apartments
Unit Mix	No. of Units	Approximate Unit Size (SF)	Approximate NRA (SF)	% of NRA	Market Rent
Studio	232	325	75,400	96.7%	$695-735
1 BR/1 BA	4	650	2,600	3.3	$850

Total/Average	236	331	78,000	100.0%	$701/$2.12/SF

Courtyard Van Nuys Apartments
Unit Mix	No. of Units	Approximate Unit Size (SF)	Approximate NRA (SF)	% of NRA	Market Rent
Studio	39	475	18,525	61.6%	$765
1 BR/1 BA	21	550	11,550	38.4	$865

Total/Average	60	501	30,075	100.0%	$800/$1.60/SF

El Adobe Apartments
Unit Mix	No. of Units	Approximate Unit Size (SF)	Approximate NRA (SF)	% of NRA	Market Rent
Studio	66	377	24,882	97.4%	$650
2 BR/1 BA	1	677	677	2.6	$800

Total/Average	67	381	25,559	100.0%	$652/$1.71/SF

Hollywood Pointe – Inglewood Apartments
Unit Mix	No. of Units	Approximate Unit Size (SF)	Approximate NRA (SF)	% of NRA	Market Rent
1 BR/1 BA	7	650	4,550	7.9%	$850
2 BR/1 BA	8	849	6,792	11.8	$950
2 BR/1.5 BA	38	946	35,948	62.4	$975
2 BR/2 BA	4	1,101	4,404	7.6	$995
3 BR/2 BA	4	1,475	5,900	10.2	$1,250

Total/Average	61	944	57,594	100.0%	$977/$1.03/SF

Park Royale Apartments
Unit Mix	No. of Units	Approximate Unit Size (SF)	Approximate NRA (SF)	% of NRA	Market Rent
Studio	3	450	1,350	13.3%	$675
1 BR/ 1 BA	14	548	7,672	75.8	$875
3 BR/ 2 BA	1	1,103	1,103	10.9	$1,300

Total/Average	18	563	10,125	100.0%	$865/$1.54/SF

This material is for your private information, and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Loop Capital Markets, LLC (collectively, the ‘‘Underwriters’’) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (‘‘SEC’’) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a ‘‘when, as and if issued’’ basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any ‘‘indications of interest’’ expressed by you, and any ‘‘soft circles’’ generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income ‘‘tax treatment’’ and ‘‘tax structure’’ (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
Citigroup	Deutsche Bank Securities	Goldman, Sachs & Co.	Loop Capital Markets, LLC

Wachovia Bank Commercial Mortgage Trust

Commercial Mortgage Pass-Through Certificates Series 2006-C28

Jogani Portfolio 2

Park Wood Patio Apartments
Unit Mix	No. of Units	Approximate Unit Size (SF)	Approximate NRA (SF)	% of NRA	Market Rent
1 BR/1 BA	9	650	5,850	14.3%	$750
2 BR/2 BA	43	818	35,174	85.7	$875

Total/Average	52	789	41,024	100.0%	$853/$1.08/SF

Rose Terrace Apartments
Unit Mix	No. of Units	Approximate Unit Size (SF)	Approximate NRA (SF)	% of NRA	Market Rent
Studio	2	500	1,000	2.1%	$750
1 BR/1 BA	12	750	9,000	18.9	900
2 BR/2 BA	38	935	35,530	74.6	$1,100
2 BR/3 BA	2	1,050	2,100	4.4	$900

Total/Average	54	882	47,630	100.0%	$1,035/$1.17/SF

South Towers Apartments
Unit Mix	No. of Units	Approximate Unit Size (SF)	Approximate NRA (SF)	% of NRA	Market Rent
1 BR/1 BA	15	525	7,875	34.0%	$875
2 BR/1 BA	18	848	15,264	66.0	$1,125

Total/Average	33	701	23,139	100.0%	$1,011/$1.44/SF

Suntree Apartments
Unit Mix	No. of Units	Approximate Unit Size (SF)	Approximate NRA (SF)	% of NRA	Market Rent
1 BR/1 BA	4	616	2,464	5.8%	$695
2 BR/1 BA	10	784	7,840	18.4	$800
2 BR/2 BA	36	896	32,256	75.8	$825

Total/Average	50	851	42,560	100.0%	$810/$0.95/SF

Terrace Point Apartments
Unit Mix	No. of Units	Approximate Unit Size (SF)	Approximate NRA (SF)	% of NRA	Market Rent
Studio	21	504	10,584	12.9%	$725
1 BR/1 BA	57	598	34,086	41.4	$825
1 BR/1 BA	28	754	21,112	25.6	$925-955
2 BR/2 BA	17	975	16,575	20.1	$1,125

Total/Average	123	670	82,357	100.0%	$876/$1.31/SF

This material is for your private information, and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Loop Capital Markets, LLC (collectively, the ‘‘Underwriters’’) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (‘‘SEC’’) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a ‘‘when, as and if issued’’ basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any ‘‘indications of interest’’ expressed by you, and any ‘‘soft circles’’ generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income ‘‘tax treatment’’ and ‘‘tax structure’’ (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
Citigroup	Deutsche Bank Securities	Goldman, Sachs & Co.	Loop Capital Markets, LLC

Wachovia Bank Commercial Mortgage Trust

Commercial Mortgage Pass-Through Certificates Series 2006-C28

Jogani Portfolio 2

Woodland Pointe Apartments
Unit Mix	No. of Units	Approximate Unit Size (SF)	Approximate NRA (SF)	% of NRA	Market Rent
Studio	6	475	2,850	10.0%	$700
1 BR/1 BA	7	575	4,025	14.1	$875
2 BR/2 BA	28	775	21,700	75.9	$1,100

Total/Average	41	697	28,575	100.0%	$1,003/$1.44/SF

This material is for your private information, and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Loop Capital Markets, LLC (collectively, the ‘‘Underwriters’’) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (‘‘SEC’’) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a ‘‘when, as and if issued’’ basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any ‘‘indications of interest’’ expressed by you, and any ‘‘soft circles’’ generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income ‘‘tax treatment’’ and ‘‘tax structure’’ (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
Citigroup	Deutsche Bank Securities	Goldman, Sachs & Co.	Loop Capital Markets, LLC

Wachovia Bank Commercial Mortgage Trust

Commercial Mortgage Pass-Through Certificates Series 2006-C28

THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Loop Capital Markets, LLC (collectively, the ‘‘Underwriters’’) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (‘‘SEC’’) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a ‘‘when, as and if issued’’ basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any ‘‘indications of interest’’ expressed by you, and any ‘‘soft circles’’ generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income ‘‘tax treatment’’ and ‘‘tax structure’’ (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
Citigroup	Deutsche Bank Securities	Goldman, Sachs & Co.	Loop Capital Markets, LLC

Wachovia Bank Commercial Mortgage Trust

Commercial Mortgage Pass-Through Certificates Series 2006-C28

Personality Pool

Loan Information
Mortgage Loan Seller		Nomura
Cut-Off Date Balance		$54,000,000
Percentage of Cut-Off Date Pool Balance		1.5%
Number of Mortgage Loans		1
Loan Purpose		Refinance
Sponsor		Frank E. Lembi
Type of Security		Fee
Partial Release(1)		Yes
Mortgage Rate		6.5500%
Maturity Date		September 11, 2016
Amortization Type		Balloon
Interest Only Period		24
Original Term / Amortization		120 / 360
Remaining Term / Amortization		119 / 360
Lockbox		Yes

Up-Front Reserves
Tax/Insurance	Yes
Seasonality Debt Service Reserve	$900,000
Renovation Reserve	$4,250,000
Engineering	$21,506

Ongoing Annual Reserves
Tax/Insurance	Yes
FF&E(2)	$159,331
TI/LC(3)	$29,906
Replacement Reserves	$1,736
Seasonality Debt Service Reserve(4)	$600,000

Additional Financing		None

Cut-Off Date Balance		$54,000,000
Cut-Off Date Balance/SF(5)		$350
Cut-Off Date LTV		65.9%
Maturity Date LTV		59.1%
UW DSCR on NCF		1.14x

(1)	The mortgagee will allow for the individual release of any one of the three Mortgaged Properties after the expiration of a lockout period pursuant to the following conditions: (i) no event of default, (ii) paydown of the Mortgage Loan proceeds at 120% of the allocated loan amount attributable to the released collateral, (iii) payment of the associated defeasance penalty, (iv) a DSC ratio of 1.05x based upon the actual loan constant on a 30-year amortization and (v) the LTV ratio on the remaining collateral must not exceed 66%.
(2)	Annual FF&E escrow will be collected at $159,331 through August 2007, 3% of gross revenues from September 2007 through August 2008 and 4% of gross revenues thereafter.
(3)	TI/LC Reserve is capped at $89,718.
(4)	Seasonality Debt Service Reserve is capped at $900,000.
(5)	Cut-Off Date Balance/SF was calculated based upon the total square footage of the hospitality and retail space of approximately 154,493 square feet derived from the engineering report of the respective Mortgaged Properties dated August 2, 2006.

Property Information
Number of Mortgaged Properties	3
Location	San Francisco, CA
Property Type	Mixed Use – Hospitality/Retail
Size (SF)(5)	154,493
Occupancy as of August 31, 2006	69.0%
Year Built / Year Renovated	Various
Appraised Value	$81,900,000
Property Management	Self Managed
UW Economic Occupancy	63.0%
UW Revenues	$10,216,143
UW Total Expenses	$5,379,000
UW Net Operating Income (NOI)	$4,837,143
UW Net Cash Flow (NCF)	$4,677,253

This material is for your private information, and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Loop Capital Markets, LLC (collectively, the ‘‘Underwriters’’) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (‘‘SEC’’) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a ‘‘when, as and if issued’’ basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any ‘‘indications of interest’’ expressed by you, and any ‘‘soft circles’’ generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income ‘‘tax treatment’’ and ‘‘tax structure’’ (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
Citigroup	Deutsche Bank Securities	Goldman, Sachs & Co.	Loop Capital Markets, LLC

Wachovia Bank Commercial Mortgage Trust

Commercial Mortgage Pass-Through Certificates Series 2006-C28

Personality Pool

Personality Pool Portfolio Summary
Property Name	Cut-Off Date Balance	Year Built	Year Renovated	Hotel Units (SF)	Retail Units (SF)	Cut-Off Date Balance Per SF	Occupancy*	Underwritten Net Cash Flow	Appraised Value	Appraised Value Per SF
114 Powell Street	$33,000,000	1908	2005	45,846	10,218	$589	66.6%	$2,704,178	$50,400,000	$899
440 Geary Street	14,500,000	1912	1990	51,349	4,715	$259	64.5%	1,434,575	19,600,000	$350
952 Sutter Street	6,500,000	1910	1995	42,365	—	$153	78.1%	538,500	11,900,000	$281

	$54,000,000			139,560	14,933	$350	69.0%	$4,677,253	$81,900,000	$530

*	As of August 31, 2006.

This material is for your private information, and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Loop Capital Markets, LLC (collectively, the ‘‘Underwriters’’) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (‘‘SEC’’) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a ‘‘when, as and if issued’’ basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any ‘‘indications of interest’’ expressed by you, and any ‘‘soft circles’’ generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income ‘‘tax treatment’’ and ‘‘tax structure’’ (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
Citigroup	Deutsche Bank Securities	Goldman, Sachs & Co.	Loop Capital Markets, LLC

Wachovia Bank Commercial Mortgage Trust

Commercial Mortgage Pass-Through Certificates Series 2006-C28

Personality Pool

114 Powell Street:

Facility Summary
Guestroom Mix	No. of Rooms
Double	10
Queen	65
King	3
Twin/Twin	4
Double/Double	24
Queen/Queen	18
Suite	7

Total	131

Financial Schedule
Year	2005 - 2006
Latest Period	T-12 through 8/31/06
Occupancy	59.1%
ADR	$101.36
REVPAR	$59.95
UW Occupancy	66.1%
UW ADR	$91.79
UW REVPAR	$60.68

Tenant Summary
Tenant	Ratings Moody's/S&P/ Fitch	Net Rentable Area (SF)	% of Net Rentable Area	Base Rent PSF	Annual Base Rent	% of Total Annual Base Rent	Lease Expiration
Major Tenants
Tad's Restaurant	NR/NR/NR	4,093	40.1%	$102.61	$420,000	21.3%	December 2010
The Body Shop	NR/NR/NR	1,443	14.1	$332.64	480,000	24.4	May 2016
Bankok Noodles	NR/NR/NR	1,100	10.8	$174.00	191,400	9.7	May 2009
H2O Plus LP	NR/NR/NR	945	9.2	$257.23	243,084	12.4	January 2015
Locker Room Sports	NR/NR/NR	900	8.8	$138.67	124,800	6.3	January 2010

Total Major Tenants		8,481	83.0%	$172.07	$1,459,284	74.2%
Non-Major Tenants		1,737	17.0	$292.47	508,020	25.8

Occupied Total		10,218	100.0%	$192.53	$1,967,304	100.0%

Vacant Space .		0	0.0

Property Total		10,218	100.0%

Lease Expiration Schedule
Year	# of Leases Expiring	WA Base Rent/SF Expiring	Total SF Expiring	% of Total SF Expiring*	Cumulative % of SF Rolling*	% of Base Rent Rolling*	Cumulative % of Base Rent Rolling*
2006	1	$0.00	0	0.0%	0.0%	1.7%	1.7%
2007	2	$132.46	958	9.4%	9.4%	6.5%	8.1%
2008	2	$577.71	350	3.4%	12.8%	10.3%	18.4%
2009	1	$174.00	1,100	10.8%	23.6%	9.7%	28.1%
2010	4	$110.07	4,993	48.9%	72.4%	27.9%	56.1%
2011	1	$0.00	0	0.0%	72.4%	0.0%	56.1%
2012	1	$328.67	429	4.2%	76.6%	7.2%	63.2%
2013	0	$0.00	0	0.0%	76.6%	0.0%	63.2%
2014	0	$0.00	0	0.0%	76.6%	0.0%	63.2%
2015	1	$257.23	945	9.2%	85.9%	12.4%	75.6%
2016	2	$332.64	1,443	14.1%	100.0%	24.4%	100.0%
Thereafter	0	$0.00	0	0.0%	100.0%	0.0%	100.0%
Vacant	NA	$0.00	0	0.0%	100.0%	0.0%	100.0%
*	Calculated based upon approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Loop Capital Markets, LLC (collectively, the ‘‘Underwriters’’) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (‘‘SEC’’) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a ‘‘when, as and if issued’’ basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any ‘‘indications of interest’’ expressed by you, and any ‘‘soft circles’’ generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income ‘‘tax treatment’’ and ‘‘tax structure’’ (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
Citigroup	Deutsche Bank Securities	Goldman, Sachs & Co.	Loop Capital Markets, LLC

Wachovia Bank Commercial Mortgage Trust

Commercial Mortgage Pass-Through Certificates Series 2006-C28

Personality Pool

440 Geary Street:

Facility Summary
Guestroom Mix	No. of Rooms
Double/Double	12
King	32
Queen	37
Executive King	10
Executive Queen	2
Studio King	11
Studio Queen	8
Suite	3

Total	115

Meeting/Ballroom Spaces	Square Feet
Meeting / Banquet Space	646

646

Other Amenities
Exercise Room

Financial Summary
Year	2005 - 2006
Latest Period	T-12 through 8/31/2006
Occupancy	61.2%
ADR	$125.59
REVPAR	$76.88
UW Occupancy	64.5%
UW ADR	$125.31
UW REVPAR	$80.77

Tenant Summary
Tenant	Ratings Moody's/S&P/ Fitch	Net Rentable Area (SF)	% of Net Rentable Area	Base Rent PSF	Annual Base Rent	% of Total Annual Base Rent	Lease Expiration
Major Tenants
Resmex Partners	NR/NR/NR	3,500	74.2%	$47.14	$165,000	60.1%	September 2014
Starbucks Corporation	NR/NR/NR	1,215	25.8	$90.12	109,500	39.9	June 2007

Total Major Tenants		4,715	100.0%	$58.22	$274,500	100.0%
Non-Major Tenants		0	0.0	$0.00	120	0.0

Occupied Total		4,715	100.0%	$58.24	$274,620	100.0%
Vacant Space .		0	0.0

Property Total		4,715	100.0%

This material is for your private information, and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Loop Capital Markets, LLC (collectively, the ‘‘Underwriters’’) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (‘‘SEC’’) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a ‘‘when, as and if issued’’ basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any ‘‘indications of interest’’ expressed by you, and any ‘‘soft circles’’ generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income ‘‘tax treatment’’ and ‘‘tax structure’’ (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
Citigroup	Deutsche Bank Securities	Goldman, Sachs & Co.	Loop Capital Markets, LLC

Wachovia Bank Commercial Mortgage Trust

Commercial Mortgage Pass-Through Certificates Series 2006-C28

Personality Pool

Lease Expiration Schedule
Year	# of Leases Expiring	WA Base Rent/SF Expiring	Total SF Expiring	% of Total SF Expiring*	Cumulative % of SF Rolling*	% of Base Rent Rolling*	Cumulative % of Base Rent Rolling*
2006	1	$0.00	0	0.0%	0.0%	0.0%	0.0%
2007	1	$90.12	1,215	25.8%	25.8%	39.9%	39.9%
2008	0	$0.00	0	0.0%	25.8%	0.0%	39.9%
2009	0	$0.00	0	0.0%	25.8%	0.0%	39.9%
2010	0	$0.00	0	0.0%	25.8%	0.0%	39.9%
2011	0	$0.00	0	0.0%	25.8%	0.0%	39.9%
2012	0	$0.00	0	0.0%	25.8%	0.0%	39.9%
2013	0	$0.00	0	0.0%	25.8%	0.0%	39.9%
2014	1	$47.14	3,500	74.2%	100.0%	60.1%	100.0%
2015	0	$0.00	0	0.0%	100.0%	0.0%	100.0%
2016	0	$0.00	0	0.0%	100.0%	0.0%	100.0%
Thereafter	0	$0.00	0	0.0%	100.0%	0.0%	100.0%
Vacant	0	NA	0	0.0%	100.0%	0.0%	100.0%

This material is for your private information, and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Loop Capital Markets, LLC (collectively, the ‘‘Underwriters’’) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (‘‘SEC’’) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a ‘‘when, as and if issued’’ basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any ‘‘indications of interest’’ expressed by you, and any ‘‘soft circles’’ generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income ‘‘tax treatment’’ and ‘‘tax structure’’ (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
Citigroup	Deutsche Bank Securities	Goldman, Sachs & Co.	Loop Capital Markets, LLC

Wachovia Bank Commercial Mortgage Trust

Commercial Mortgage Pass-Through Certificates Series 2006-C28

Personality Pool

952 Sutter Street:

Facility Summary
Guestroom Mix	No. of Rooms
Efficiency	4
Studio/One Bedroom	24
One Bedroom	24
Two Bedroom	5

Total	57

Financial Schedule
Year	2005 - 2006
Latest Period	T-12 through 8/31/2006
Occupancy	79.4%
ADR	$69.23
REVPAR	$54.94
UW Occupancy	52.9%
UW ADR	$107.25
UW REVPAR	$56.75

This material is for your private information, and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Loop Capital Markets, LLC (collectively, the ‘‘Underwriters’’) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (‘‘SEC’’) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a ‘‘when, as and if issued’’ basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any ‘‘indications of interest’’ expressed by you, and any ‘‘soft circles’’ generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income ‘‘tax treatment’’ and ‘‘tax structure’’ (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
Citigroup	Deutsche Bank Securities	Goldman, Sachs & Co.	Loop Capital Markets, LLC

Wachovia Bank Commercial Mortgage Trust

Commercial Mortgage Pass-Through Certificates Series 2006-C28

Traders Point Retail Center

Loan Information
Mortgage Loan Seller		Wachovia
Cut-Off Date Balance		$48,000,000
Percentage of Cut-Off Date Pool Balance		1.3%
Number of Mortgage Loans		1
Loan Purpose		Refinance
Sponsor		Kite Realty Group, LP
Type of Security		Fee
Mortgage Rate		5.860%
Maturity Date		October 11, 2016
Amortization Type		Balloon
Interest Only Period		60
Original Term / Amortization		120 / 360
Remaining Term / Amortization		120 / 360
Lockbox		None

Up-Front Reserves
Tax/Insurance	Yes
PetSmart Holdback(1)	$490,000
Holdback(2)	$2,040,000

Ongoing Annual Reserves
Tax/Insurance	Yes
Replacement	$29,006

Additional Financing		None

Cut-Off Date Balance		$48,000,000
Cut-Off Date Balance/SF		$145
Cut-Off Date LTV		80.0%
Maturity Date LTV		74.7%
UW DSCR on NCF		1.20x
(1)	The PetSmart holdback reserve will be released upon (i) evidence of PetSmart’s occupancy, (ii) payment of rent and (iii) upon certain other conditions as described in the related Mortgage Loan documents.
(2)	Amounts deposited in the holdback reserve will be released upon the achievement of a DSC ratio, as determined by the mortgagee, of at least 1.20x and upon certain other conditions as described in the related Mortgage Loan documents.

Property Information
Number of Mortgaged Properties	1
Location	Indianapolis, IN
Property Type	Retail - Anchored
Size (SF)	331,408
Occupancy as of September 1, 2006	95.6%
Year Built / Year Renovated	2003 / NA
Appraised Value	$60,000,000
Property Management	KRG Management, LLC
UW Economic Occupancy	95.3%
UW Revenues	$5,429,187
UW Total Expenses	$1,279,273
UW Net Operating Income (NOI)	$4,149,915
UW Net Cash Flow (NCF)	$4,066,064

This material is for your private information, and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Loop Capital Markets, LLC (collectively, the ‘‘Underwriters’’) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (‘‘SEC’’) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a ‘‘when, as and if issued’’ basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any ‘‘indications of interest’’ expressed by you, and any ‘‘soft circles’’ generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income ‘‘tax treatment’’ and ‘‘tax structure’’ (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
Citigroup	Deutsche Bank Securities	Goldman, Sachs & Co.	Loop Capital Markets, LLC

Wachovia Bank Commercial Mortgage Trust

Commercial Mortgage Pass-Through Certificates Series 2006-C28

Traders Point Retail Center

Tenant Summary
Tenant	Ratings* Moody's/S&P/Fitch	Net Rentable Area (SF)	% of Net Rentable Area	Base Rent PSF	Annual Base Rent	% of Total Annual Base Rent	Lease Expiration
Major Tenants
Marsh Supermarket	NR/B-/NR	67,902	20.5%	$15.60	$1,059,271	25.2%	November 2024
Dick's Sporting Goods	NR/NR/NR	65,000	19.6	$10.00	650,000	15.4	January 2020
Kerasotes Theatres (Ground Lease)	NR/NR/NR	41,347	12.5	$5.80	240,000	5.7	December 2024
PetSmart	NR/BB/NR	25,048	7.6	$15.75	394,506	9.4	June 2017
Bed Bath & Beyond	NR/BBB/NR	25,000	7.5	$13.00	325,000	7.7	January 2015
Michael's	NR/NR/NR	23,947	7.2	$11.25	269,404	6.4	February 2015

Total Major Tenants		248,244	74.9%	$11.84	$2,938,181	69.8%
Non-Major Tenants		68,684	20.7	$18.50	1,270,514	30.2

Occupied Total		316,928	95.6%	$13.28	$4,208,694	100.0%

Vacant Space		14,480	4.4

Property Total		331,408	100.0%

*	Certain ratings are those of the parent whether or not the parent guarantees the lease.

Lease Expiration Schedule
Year	# of Leases Expiring	WA Base Rent/SF Expiring	Total SF Expiring	% of Total SF Expiring*	Cumulative % of SF Expiring*	% of Base Rent Expiring*	Cumulative % of Base Rent Expiring*
2006	0	$0.00	0	0.0%	0.0%	0.0%	0.0%
2007	0	$0.00	0	0.0%	0.0%	0.0%	0.0%
2008	0	$0.00	0	0.0%	0.0%	0.0%	0.0%
2009	0	$0.00	0	0.0%	0.0%	0.0%	0.0%
2010	3	$17.40	17,680	5.3%	5.3%	7.3%	7.3%
2011	1	$24.00	4,000	1.2%	6.5%	2.3%	9.6%
2012	0	$0.00	0	0.0%	6.5%	0.0%	9.6%
2013	0	$0.00	0	0.0%	6.5%	0.0%	9.6%
2014	2	$15.73	12,396	3.7%	10.3%	4.6%	14.2%
2015	6	$14.98	63,840	19.3%	29.5%	22.7%	36.9%
2016	1	$21.25	4,700	1.4%	31.0%	2.4%	39.3%
Thereafter	5	$11.92	214,312	64.7%	95.6%	60.7%	100.0%
Vacant	0	NA	14,480	4.4%	100.0%	0.0%	100.0%
*	Calculated based upon approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Loop Capital Markets, LLC (collectively, the ‘‘Underwriters’’) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (‘‘SEC’’) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a ‘‘when, as and if issued’’ basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any ‘‘indications of interest’’ expressed by you, and any ‘‘soft circles’’ generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income ‘‘tax treatment’’ and ‘‘tax structure’’ (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
Citigroup	Deutsche Bank Securities	Goldman, Sachs & Co.	Loop Capital Markets, LLC

Wachovia Bank Commercial Mortgage Trust

Commercial Mortgage Pass-Through Certificates Series 2006-C28

Carefree Alexander

Loan Information
Mortgage Loan Seller		Wachovia
Cut-Off Date Balance		$43,969,000
Percentage of Cut-Off Date Pool Balance		1.2%
Number of Mortgage Loans		1
Loan Purpose		Acquisition
Sponsors	Orion Residential LLC and Starwood Capital Group
Type of Security		Fee
Mortgage Rate		6.350%
Maturity Date		August 11, 2011
Amortization Type		Interest-Only
Interest Only Period		60
Original Term / Amortization		60 / IO
Remaining Term / Amortization		58 / IO
Lockbox		Yes

Up-Front Reserves
Tax/Insurance	Yes
Engineering	$298,958

Ongoing Annual Reserves
Tax/Insurance	Yes
Replacement	$70,800

Additional Financing		None

Cut-Off Date Balance		$43,969,000
Cut-Off Date Balance/Unit		$93,155
Cut-Off Date LTV		76.5%
Maturity Date LTV		76.5%
UW DSCR on NCF		1.22x

Property Information
Number of Mortgaged Properties	1
Location	North Las Vegas, NV
Property Type	Multifamily - Independent Living
Size (Units)	472
Occupancy as of June 8, 2006	97.0%
Year Built / Year Renovated	2002 / NA
Appraised Value	$57,450,000
Property Management	Leisure Care, LLC
UW Economic Occupancy	87.0%
UW Revenues	$5,275,578
UW Total Expenses	$1,791,618
UW Net Operating Income (NOI)	$3,483,960
UW Net Cash Flow (NCF)	$3,413,160

This material is for your private information, and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Loop Capital Markets, LLC (collectively, the ‘‘Underwriters’’) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (‘‘SEC’’) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a ‘‘when, as and if issued’’ basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any ‘‘indications of interest’’ expressed by you, and any ‘‘soft circles’’ generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income ‘‘tax treatment’’ and ‘‘tax structure’’ (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
Citigroup	Deutsche Bank Securities	Goldman, Sachs & Co.	Loop Capital Markets, LLC

Wachovia Bank Commercial Mortgage Trust

Commercial Mortgage Pass-Through Certificates Series 2006-C28

Carefree Alexander

Unit Mix
Unit Mix	No. of Units	Approximate Unit Size (SF)	Approximate NRA (SF)	% of NRA	Actual Rent
Studio	14	450	6,300	1.7%	$745
1 BR/1 BA	104	645	67,106	18.4	$896
1 BR/1.5 BA	110	626	68,856	18.9	$884
2 BR/1.5 BA	28	762	21,336	5.9	$1,005
2 BR/2 BA	216	929	200,740	55.1	$1,134

Total/Average	472	772	364,338	100.0%	$1,004/$1.30/SF

This material is for your private information, and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Loop Capital Markets, LLC (collectively, the ‘‘Underwriters’’) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (‘‘SEC’’) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a ‘‘when, as and if issued’’ basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any ‘‘indications of interest’’ expressed by you, and any ‘‘soft circles’’ generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income ‘‘tax treatment’’ and ‘‘tax structure’’ (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
Citigroup	Deutsche Bank Securities	Goldman, Sachs & Co.	Loop Capital Markets, LLC

Wachovia Bank Commercial Mortgage Trust

Commercial Mortgage Pass-Through Certificates Series 2006-C28

Lakeside Pool

Loan Information
Mortgage Loan Seller		Wachovia
Cut-Off Date Balance		$42,500,000
Percentage of Cut-Off Date Pool Balance		1.2%
Number of Mortgage Loans		1
Loan Purpose		Refinance
Sponsor		Capital Partners, Inc.
Type of Security		Fee
Mortgage Rate		6.070%
Maturity Date		October 11, 2016
Amortization Type		Balloon
Interest Only Period		60
Original Term / Amortization		120 / 360
Remaining Term / Amortization		120 / 360
Lockbox		Yes

Up-Front Reserves
Tax/Insurance	Yes
Engineering	$16,250

Ongoing Annual Reserves
Tax/Insurance	Yes
Replacement	$153,141
TI/LC	$510,471

Additional Financing*		None

Cut-Off Date Balance		$42,500,000
Cut-Off Date Balance/SF		$83
Cut-Off Date LTV		74.9%
Maturity Date LTV		70.1%
UW DSCR on NCF		1.22x
*	Future mezzanine debt is permitted subject to (i) a combined maximum LTV ratio of 85.0%, (ii) a combined minimum DSC ratio of 1.10x and (iii) upon other conditions as described in the related Mortgage Loan documents.

Property Information
Number of Mortgaged Properties	6
Location	Tucker, GA
Property Type	Office - Suburban
Size (SF)	511,576
Occupancy as of August 1, 2006	85.3%
Year Built / Year Renovated	Various / NA
Appraised Value	$56,780,000
Property Management	Capital Partners Properties, Inc.
UW Economic Occupancy	85.8%
UW Revenues	$7,275,164
UW Total Expenses	$3,066,599
UW Net Operating Income (NOI)	$4,208,566
UW Net Cash Flow (NCF)	$3,763,875

This material is for your private information, and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Loop Capital Markets, LLC (collectively, the ‘‘Underwriters’’) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (‘‘SEC’’) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a ‘‘when, as and if issued’’ basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any ‘‘indications of interest’’ expressed by you, and any ‘‘soft circles’’ generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income ‘‘tax treatment’’ and ‘‘tax structure’’ (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
Citigroup	Deutsche Bank Securities	Goldman, Sachs & Co.	Loop Capital Markets, LLC

Wachovia Bank Commercial Mortgage Trust

Commercial Mortgage Pass-Through Certificates Series 2006-C28

Lakeside Pool

Tenant Summary
Tenant	Ratings(1) Moody's/S&P/Fitch	Net Rentable Area (SF)	% of Net Rentable Area	Base Rent PSF	Annual Base Rent	% of Total Annual Base Rent	Lease Expiration
Top 10 Tenants
AMEC E&C Services, Inc.	NR/NR/NR	75,147	14.7%	$17.99	$1,352,043	19.0%	Multiple Spaces	(2)
Le Cordon Bleu College	NR/NR/NR	58,365	11.4	$14.52	847,460	11.9	November 2018
Laboratory Corp of America Holdings	Baa3/BBB/NR	33,984	6.6	$12.29	417,663	5.9	December 2009
Financial Asset Management Systems	NR/NR/BBB-	27,237	5.3	$14.83	403,925	5.7	April 2011
WM. Page & Associates, Inc.	NR/NR/NR	18,543	3.6	$19.25	356,953	5.0	March 2013
Presidential Financial Corp.	NR/NR/NR	17,699	3.5	$18.54	328,140	4.6	March 2013
Global Link Logistics, Inc.	NR/NR/NR	17,122	3.3	$16.75	286,794	4.0	October 2011
Soliant, Inc.	NR/NR/NR	16,315	3.2	$19.75	322,221	4.5	February 2013
Progressive Casualty Insurance	A1/A+/A+	16,036	3.1	$14.25	228,513	3.2	August 2007
Board of Reg University System	NR/NR/NR	14,784	2.9	$15.15	223,978	3.1	June 2007

Total Top 10 Tenants		295,232	57.7%	$16.15	$4,767,689	66.8%
Non-Major Tenants		140,946	27.6	$16.79	2,366,092	33.2

Occupied Total		436,178	85.3%	$16.36	$7,133,781	100.0%

Vacant Space		75,398	14.7

Property Total		511,576	100.0%

(1)	Certain ratings are those of the parent whether or not the parent guarantees the lease.
(2)	Under the terms of multiple leases, approximately 4,392 square feet expire in February 2007 and approximately 70,755 square feet expire in March 2016.

Lease Expiration Schedule
Year	# of Leases Expiring	WA Base Rent/SF Expiring	Total SF Expiring	% of Total SF Expiring*	Cumulative % of SF Expiring*	% of Base Rent Expiring*	Cumulative % of Base Rent Expiring*
2006	2	$17.90	4,227	0.8%	0.8%	1.1%	1.1%
2007	15	$18.40	73,883	14.4%	15.3%	19.1%	20.1%
2008	11	$20.01	18,393	3.6%	18.9%	5.2%	25.3%
2009	3	$12.82	39,867	7.8%	26.7%	7.2%	32.4%
2010	7	$16.30	20,786	4.1%	30.7%	4.8%	37.2%
2011	7	$14.72	82,128	16.1%	46.8%	16.9%	54.1%
2012	0	$0.00	0	0.0%	46.8%	0.0%	54.1%
2013	9	$18.67	58,352	11.4%	58.2%	15.3%	69.4%
2014	8	$6.61	9,422	1.8%	60.0%	0.9%	70.3%
2015	0	$0.00	0	0.0%	60.0%	0.0%	70.3%
2016	5	$17.98	70,755	13.8%	73.9%	17.8%	88.1%
Thereafter	1	$14.52	58,365	11.4%	85.3%	11.9%	100.0%
Vacant	0	NA	75,398	14.7%	100.0%	0.0%	100.0%
*	Calculated based upon approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Loop Capital Markets, LLC (collectively, the ‘‘Underwriters’’) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (‘‘SEC’’) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a ‘‘when, as and if issued’’ basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any ‘‘indications of interest’’ expressed by you, and any ‘‘soft circles’’ generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income ‘‘tax treatment’’ and ‘‘tax structure’’ (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
Citigroup	Deutsche Bank Securities	Goldman, Sachs & Co.	Loop Capital Markets, LLC

Wachovia Bank Commercial Mortgage Trust

Commercial Mortgage Pass-Through Certificates Series 2006-C28

Additional Mortgage Loan Information

•	General. For a detailed presentation of certain characteristics of the Mortgage Loans and Mortgaged Properties, on an individual basis and in tabular format, see Annex A-1 to the Prospectus Supplement. See Annex A-2 to the Prospectus Supplement for certain information regarding multifamily Mortgaged Properties. See Annex A-3 to the Prospectus Supplement for certain information with respect to capital improvement, replacement and tenant improvement reserve accounts. See Annex A-4 to the Prospectus Supplement for certain information relating to the commercial tenants at the Mortgaged Properties. See Annex A-5 to the Prospectus Supplement for certain information relating to cross-collateralized and cross-defaulted Mortgage Loans.

Significant Sponsor Concentration
Sponsor	# of Loans/ Mortgaged Properties	Loan Numbers	Aggregate Cut-Off Date Balance	% of Cut-Off Date Pool Balance	Weighted Average Cut-Off Date LTV	Weighted Average UW DSCR on NCF	Weighted Average Mortgage Rate
Maguire Properties, L.P.	1 /1	1	$229,000,000	6.4%	75.1%	1.56x	5.102%
GE Pension Trust	1 /1	2	$193,850,000	5.4%	70.5%	1.39x	5.690%
General Growth Properties, Inc.	1 /1	3	$190,000,000	5.3%	50.1%	1.89x	5.788%
GFW Trust, GFW II Trust	1 /1	4	$175,000,000	4.9%	76.4%	1.51x	6.230%
Mark Karasick, Fremont Capital, Shorenstein	1 /1	5	$158,600,000	4.4%	79.5%	1.20x	6.570%
Robert L. Johnson	1 /43	6	$146,092,500	4.1%	68.9%	1.37x	6.294%

•	Cross-Collateralized and Cross-Defaulted Mortgage Loans. Nine groups of Mortgage Loans, representing approximately 9.5% of the Cut-Off Date Pool Balance, are cross-collateralized and/or cross-defaulted with one or more Mortgage Loans in the Mortgage Pool as indicated in Annex A-5 to the Prospectus Supplement. As of the Closing Date, no Mortgage Loan (other than the Co-Lender Loans described on the next page) will be cross-collateralized or cross-defaulted with any loan that is not included in the Mortgage Pool. The Master Servicer or the Special Servicer, as the case may be, will determine whether to enforce the cross-default and/or cross-collateralization rights upon a Mortgage Loan default with respect to any of these Mortgage Loans. The Certificateholders will not have any right to participate in or control any such determination. No other Mortgage Loans are subject to cross-collateralization or cross-default provisions.

This material is for your private information, and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Loop Capital Markets, LLC (collectively, the ‘‘Underwriters’’) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (‘‘SEC’’) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a ‘‘when, as and if issued’’ basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any ‘‘indications of interest’’ expressed by you, and any ‘‘soft circles’’ generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income ‘‘tax treatment’’ and ‘‘tax structure’’ (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
Citigroup	Deutsche Bank Securities	Goldman, Sachs & Co.	Loop Capital Markets, LLC

Wachovia Bank Commercial Mortgage Trust

Commercial Mortgage Pass-Through Certificates Series 2006-C28

Additional Mortgage Loan Information

•	Subordinate Financing

Existing Subordinate Financing
Existing Subordinate Financing	# of Loans	Loan Numbers	% of Cut-Off Date Pool Balance
Mezzanine Debt Secured by Ownership Interests in Borrower	6	4, 7, 12, 18, 29, 39	12.7%
Unsecured Debt	3	52, 60, 64	1.2%
Secured by Mortgaged Property	1	19	1.0%

Future Subordinate Financing
Future Subordinate Financing	# of Loans	Loan Numbers	% of Cut-Off Date Pool Balance
Secured by Borrower Interests	13	2, 4, 5, 6, 12, 13, 17, 34, 43, 47, 67, 101, 129	25.4%
Secured by Borrower Interests and Unsecured Debt	1	3	5.3%
Unsecured Debt	4	42, 53, 56, 60	1.7%

Future Pari Passu Financing
	# of Loans	Loan Numbers	% of Cut-Off Date Pool Balance
Secured by Mortgaged Property	1	8	3.7%

See “RISK FACTORS—Additional Debt on Some Mortgage Loans Creates Additional Risks” in the Prospectus Supplement.

Subordinate Companion Loans
Mortgage Loan	Loan Number	Cut-Off Date Principal Balance	% of Cut-Off Date Pool Balance	Cut-Off Date Subordinate Companion Loan Balance	Primary Servicer
Montclair Plaza	3	$190,000,000	5.3%	$75,000,000	Wachovia Bank
500-512 Seventh Avenue	7	$136,918,271	3.8%	$24,919,697	Wachovia Bank
Gateway Center	49	$16,000,000	0.4%	$2,800,000	Wachovia Bank
Bold Concepts Building	126	$5,585,000	0.2%	$415,000	Wachovia Bank

Pari Passu Loans
Mortgage Loan	Loan Number	Cut-Off Date Principal Balance	% of Cut-Off Date Pool Balance	% of Pari Passu Debt	Controlling Transaction
The Gas Company Tower	1	$229,000,000	6.4%	50%	JPMC Series 2006-LDP8
311 South Wacker	5	$158,600,000	4.4%	65%	WBCMT 2006-C28
RLJ Hotel Pool	6	$146,092,500	4.1%	29%	WBCMT 2006-C27
500-512 Seventh Avenue	7	$136,918,271	3.8%	50%	WBCMT 2006-C27
Newport Bluffs	8	$132,000,000	3.7%	50%	WBCMT 2006-C28

Non-Pooled Component
	Loan Number	Cut-Off Date Principal Balance	% Cut-Off Date Pool Balance	Cut-Off Date Non- Pooled Component Balance
Four Seasons Resort and Club – Dallas, TX	4	$175,000,000	4.9%	$8,000,000

This material is for your private information, and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Loop Capital Markets, LLC (collectively, the ‘‘Underwriters’’) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (‘‘SEC’’) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a ‘‘when, as and if issued’’ basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any ‘‘indications of interest’’ expressed by you, and any ‘‘soft circles’’ generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income ‘‘tax treatment’’ and ‘‘tax structure’’ (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
Citigroup	Deutsche Bank Securities	Goldman, Sachs & Co.	Loop Capital Markets, LLC

Wachovia Bank Commercial Mortgage Trust

Commercial Mortgage Pass-Through Certificates Series 2006-C28

THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Loop Capital Markets, LLC (collectively, the ‘‘Underwriters’’) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (‘‘SEC’’) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a ‘‘when, as and if issued’’ basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any ‘‘indications of interest’’ expressed by you, and any ‘‘soft circles’’ generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income ‘‘tax treatment’’ and ‘‘tax structure’’ (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES
Citigroup	Deutsche Bank Securities	Goldman, Sachs & Co.	Loop Capital Markets, LLC